Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Entity Registrant Name	Changyou.com Ltd
Entity Central Index Key	0001458696
Entity Current Reporting Status	Yes
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Common Class A [Member]
Entity Common Stock, Shares Outstanding	21,494,168
Common Class B [Member]
Entity Common Stock, Shares Outstanding	84,290,000

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$ 366,639	$ 330,411
Restricted time deposits	116,140	0
Accounts receivable, net	23,364	11,326
Short-term investments	51,720	17,560
Prepaid and other current assets (including $nil and $10,101, respectively, of short-term prepayment to a related party)	29,045	11,610
Due from Sohu	495	0
Total current assets	587,403	370,907
Fixed assets, net	64,828	68,394
Intangible assets, net	54,249	48,441
Restricted time deposits	130,459	0
Equity investments	850	350
Goodwill	134,921	134,616
Other assets, net (including $nil and $10,138, respectively, of long-term prepayment to a related party)	141,803	130,365
Total assets	1,114,513	753,073
Liabilities, Mezzanine Equity and Shareholders' equity
Accounts payable (including $2,830 and $2,223, respectively, of accounts payable to a related party)	32,750	18,038
Receipts in advance and deferred revenue	43,659	51,900
Accrued salary and benefits	33,824	25,257
Accrued liabilities to suppliers	12,863	9,287
Tax payables	17,825	13,189
Short-term bank loans	113,000	0
Other accrued liabilities	32,159	16,856
Due to Sohu	0	4,962
Notes payable to Sohu	0	16,007
Deferred tax liabilities	11,878	0
Total current liabilities	297,958	155,496
Long-term accounts payable (including $nil and $2,290, respectively, of long-term accounts payable to a related party)	12,683	3,612
Long-term bank loans	126,353	0
Long-term deferred tax liabilities	7,824	5,146
Long-term contingent consideration	0	16,704
Total liabilities	444,818	180,958
Commitments and contingencies
Mezzanine Equity
Total mezzanine equity	61,810	57,254
Shareholders' equity:
Additional paid-in capital	88,626	78,128
Statutory reserves	9,351	9,351
Retained earnings	470,717	391,584
Accumulated other comprehensive income	38,133	34,748
Total shareholders' equity	607,885	514,861
Total liabilities, mezzanine equity and shareholders' equity	1,114,513	753,073
Common Class A [Member]
Shareholders' equity:
Ordinary shares	215	207
Common Class B [Member]
Shareholders' equity:
Ordinary shares	$ 843	$ 843

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short-term prepayment to a related party	$ 10,101	0
Long-term prepayment to a related party	10,138	0
Accounts payables to a related party	2,223	2,830
Long-term accounts payable	$ 2,290	0
Common Class A [Member]
Ordinary shares, par value	$ 0.01
Ordinary shares, authorized	200,000,000
Ordinary shares, issued	21,494,000	20,733,000
Ordinary shares, outstanding	21,494,000	20,733,000
Common Class B [Member]
Ordinary shares, par value	$ 0.01
Ordinary shares, authorized	97,740,000
Ordinary shares, issued	84,290,000	84,290,000
Ordinary shares, outstanding	84,290,000	84,290,000

Statements of Comprehensive Income (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Online game	$ 574,653,000	$ 435,512,000	$ 327,153,000
Online advertising	42,525,000	38,211,000	26,953,000
Others	6,251,000	10,853,000	0
Total revenues	623,429,000	484,576,000	354,106,000
Cost of revenues:
Online game	77,941,000	49,837,000	29,852,000
Online advertising (including transactions with a related party of $22, $37 and $50, respectively)	6,535,000	3,892,000	3,154,000
Others (including transactions with a related party of $nil, $763 and $1,552, respectively)	20,046,000	13,783,000	0
Total cost of revenues	104,522,000	67,512,000	33,006,000
Gross profit	518,907,000	417,064,000	321,100,000
Operating expenses:
Product development (including transactions with related parties of $906, $nil and $nil, respectively)	73,755,000	52,238,000	39,893,000
Sales and marketing (including transactions with a related party of $7,459,$6,002 and $14,026 respectively)	60,639,000	49,893,000	39,211,000
General and administrative (including transactions with a related party of $1,486, $1,483 and $27, respectively)	33,514,000	29,684,000	19,558,000
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	2,906,000	5,420,000	0
Total operating expenses	170,814,000	137,235,000	98,662,000
Operating profit	348,093,000	279,829,000	222,438,000
Interest income	15,882,000	11,933,000	4,194,000
Foreign currency exchange loss	(558,000)	(618,000)	(527,000)
Interest expense	(2,243,000)	(7,000)	(39,000)
Other (expense) income	(173,000)	457,000	(1,393,000)
Income before income tax expense	361,001,000	291,594,000	224,673,000
Income tax expense	67,405,000	43,580,000	29,990,000
Net income	293,596,000	248,014,000	194,683,000
Less: Net income attributable to the mezzanine classified non-controlling interest	11,196,000	2,558,000	0
Net income attributable to Changyou.com Limited	282,400,000	245,456,000	194,683,000
Net income	293,596,000	248,014,000	194,683,000
Other comprehensive income: Foreign currency translation adjustment	3,385,000	21,867,000	10,291,000
Comprehensive income	296,981,000	269,881,000	204,974,000
Comprehensive income attributable to the mezzanine classified non-controlling interest	11,196,000	2,558,000	0
Comprehensive income attributable to Changyou.com Limited	285,785,000	267,323,000	204,974,000
Basic net income per share	$ 2.67	$ 2.34	$ 1.88
Diluted net income per share	$ 2.64	$ 2.3	$ 1.83
Weighted average number of ordinary shares outstanding, basic	105,656	104,854	103,792
Weighted average number of ordinary shares outstanding, diluted	106,792	106,600	106,239
Cost of revenues [Member]
Total share-based compensation cost included in:
Allocated share-based compensation expense	306,000	230,000	430,000
Product development [Member]
Total share-based compensation cost included in:
Allocated share-based compensation expense	1,854,000	2,399,000	4,465,000
Sales and marketing [Member]
Total share-based compensation cost included in:
Allocated share-based compensation expense	326,000	960,000	569,000
General and administrative [Member]
Total share-based compensation cost included in:
Allocated share-based compensation expense	$ 1,183,000	$ 2,528,000	$ 4,098,000
Ordinary Shares [Member]
Operating expenses:
Basic net income per share	$ 2.67	$ 2.34	$ 1.88
Diluted net income per share	$ 2.64	$ 2.3	$ 1.83
Weighted average number of ordinary shares outstanding, basic	105,656	104,854	103,792
Weighted average number of ordinary shares outstanding, diluted	106,792	106,600	106,239
ADS [Member]
Operating expenses:
Basic net income per share	$ 5.35	$ 4.68	$ 3.75
Diluted net income per share	$ 5.29	$ 4.61	$ 3.66
Weighted average number of ordinary shares outstanding, basic	52,828	52,427	51,896
Weighted average number of ordinary shares outstanding, diluted	53,396	53,300	53,120

Statements of Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cost of revenues:
Online advertising	$ 6,535	$ 3,892	$ 3,154
Other Cost of Operating Revenue	20,046	13,783	0
Product development	73,755	52,238	39,893
Sales and marketing	60,639	49,893	39,211
General and administrative	33,514	29,684	19,558
Related Party [Member]
Cost of revenues:
Online advertising	50	37	22
Other Cost of Operating Revenue	1,552	763	0
Product development	0	0	906
Sales and marketing	14,026	6,002	7,459
General and administrative	$ 27	$ 1,483	$ 1,486

Statements of Shareholders' Equity (USD $) In Thousands, except Share data		Ordinary Shares [Member]	Additional paid-in capital [Member]	Statutory reserves [Member]	Retained earnings [Member]	Accumulated other comprehensive income [Member]	Total
Beginning balance at Dec. 31, 2009		$ 1,031	$ 77,706	$ 5,748	$ 149,338	$ 2,590	$ 236,413
Beginning balance, shares at Dec. 31, 2009		103,110,000
Issuance of ordinary shares upon vesting and settlement of restricted share units, shares		968,000
Issuance of ordinary shares upon vesting and settlement of restricted share units		10	(10)	0	0	0	0
Share-based compensation		0	8,493	0	0	0	8,493
Share-based compensation allocated from Sohu		0	1,069	0	0	0	1,069
Foreign currency translation adjustment		0	0	0	0	10,291	10,291
Net income attributable to Changyou.com Limited		0	0	0	194,683	0	194,683
Deemed dividend distribution to Sohu (related to the 17173 Business)	[1]	0	(3,649)	0	(19,794)	0	(23,443)
Ending balance at Dec. 31, 2010		1,041	83,609	5,748	324,227	12,881	427,506
Ending balance, shares at Dec. 31, 2010		104,078,000
Issuance of ordinary shares upon vesting and settlement of restricted share units, shares		945,000
Issuance of ordinary shares upon vesting and settlement of restricted share units		9	(9)	0	0	0	0
Share-based compensation		0	5,547	0	0	0	5,547
Share-based compensation allocated from Sohu		0	570	0	0	0	570
Foreign currency translation adjustment		0	0	0	0	21,867	21,867
Appropriation to statutory reserves		0	0	3,603	(3,603)	0	0
Net income attributable to Changyou.com Limited		0	0	0	245,456	0	245,456
Deemed dividend distribution to Sohu (related to the 17173 Business)	[2]	0	(11,589)	0	(30,116)	0	(41,705)
Deemed dividend distribution to Sohu		0	0	0	(141,996)	0	(141,996)
Transaction costs related to acquisition of the 17173 Business		0	0	0	(2,384)	0	(2,384)
Ending balance at Dec. 31, 2011		1,050	78,128	9,351	391,584	34,748	514,861
Ending balance, shares at Dec. 31, 2011		105,023,000
Issuance of ordinary shares upon vesting and settlement of restricted share units, shares		761,000
Issuance of ordinary shares upon vesting and settlement of restricted share units		8	(8)	0	0	0	0
Share-based compensation		0	3,366	0	0	0	3,366
Share-based compensation allocated from Sohu		0	303	0	0	0	303
Foreign currency translation adjustment		0	0	0	0	3,385	3,385
Net income attributable to Changyou.com Limited		0	0	0	282,400	0	282,400
Dividend distribution to shareholders		0	0	0	(200,875)	0	(200,875)
Deemed dividend distribution to Sohu (related to the 17173 Business)	[3]	0	0	0	(2,392)	0	(2,392)
Contribution from mezzanine equity holder		0	6,837	0	0	0	6,837
Ending balance at Dec. 31, 2012		$ 1,058	$ 88,626	$ 9,351	$ 470,717	$ 38,133	$ 607,885
Ending balance, shares at Dec. 31, 2012		105,784,000

[1]	The 17173 Business's cash collected from services provided was centrally managed by Sohu, and was used to pay those expenses incurred on behalf of the 17173 Business. The 17173 Business's cash was also considered to be paid or charged to the cash balance centrally managed by Sohu. Sohu did not repay the remaining cash balance to the 17173 Business, and therefore it was accounted for as a deemed dividend distribution to Sohu as of each period end.
[2]	The Group only acquired from Sohu certain assets and business operations associated with the 17173 Business. The remaining current assets and liabilities as of December 15, 2011 were not transferred to the Group. These remaining assets and liabilities are accounted for as a deemed dividend distribution to Sohu.
[3]	Represents revenues of the 17173 Business recognized in 2012, for which the related cash was received and retained by Sohu before the 17173 Business was acquired from Sohu in December 2011.

Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF CASH FLOWS [Abstract]
Net income	$ 293,596	$ 248,014	$ 194,683
Adjustments to reconcile net income to net cash provided by operating activities
Bad debt provision	1,108	1,897	0
Depreciation	14,557	11,140	7,831
Amortization of intangible assets	23,416	17,652	1,396
Impairment loss of goodwill and impairment of acquired intangibles via acquisition of businesses	2,906	5,420	0
Impairment loss of other intangible assets	5,741	1,104	2,949
Share-based compensation allocated from Sohu	303	570	1,069
Share-based compensation expense	3,366	5,547	8,493
Loss from equity investments	0	994	1,771
Disposal loss of fixed assets and intangible assets	330	596	70
Deferred tax (credits) expenses	9,718	(1,462)	(1,051)
Change of contingent consideration	2,195	0	0
Others	(872)	822	0
Changes in current assets and liabilities, net of acquisition:
Accounts receivable, net	(12,989)	(2,355)	1,365
Prepaid and other current assets	(12,047)	7,794	(6,372)
Due from Sohu	(495)	(47,492)	(39,720)
Other assets, net	(11,293)	(772)	(159)
Accounts payable	7,369	(615)	4,110
Receipts in advance and deferred revenue	(9,651)	14,931	4,349
Due to Sohu	(4,962)	15,053	15,946
Accrued salary and benefits	8,567	4,233	3,168
Accrued liabilities to suppliers	3,830	(2,047)	(1,154)
Tax payables	8,079	(1,570)	7,074
Other accrued liabilities	7,664	(2,852)	1,441
Net cash provided by operating activities	340,436	276,602	207,259
Cash flows from investing activities:
Purchase of fixed assets	(11,716)	(20,620)	(10,119)
Purchase of intangible assets and other assets	(22,740)	(16,857)	(6,632)
Cash paid relating to restricted time deposits	(244,609)	0	0
Prepayment for an office building	0	(62,848)	(58,146)
Cash paid for business acquisition, net of cash acquired	(945)	(216,611)	(2,652)
Shareholder loan to an investee	0	0	(4,859)
Investment in equity investees	(500)	(350)	(5,300)
Purchase of/ proceeds from short-term investments, net	(32,617)	637	0
Other activities relating to investing activities	(1,569)	0	0
Net cash used in investing activities	(314,696)	(316,649)	(87,708)
Cash flows from financing activities:
Repayment of short-term loan from a third party	0	0	(3,001)
Proceeds of bridge loans from offshore banks	239,353	0	0
Payment of contingent consideration	(13,106)	0	0
Dividend distributed to shareholders	(200,875)	0	0
Repayments of note payable to Sohu	(16,000)	0	0
Other cash payments relating to financing activities	(633)	0	0
Net cash (used in) provided by financing activities	8,739	0	(3,001)
Effect of exchange rate changes on cash and cash equivalents	1,749	19,431	7,527
Net increase (decrease) in cash and cash equivalents	36,228	(20,616)	124,077
Cash and cash equivalents, beginning of year	330,411	351,027	226,950
Cash and cash equivalents, end of year	366,639	330,411	351,027
Supplemental disclosures of cash flow
Cash paid for income taxes	(52,976)	(38,116)	(28,536)
Cash paid for interest expense	(1,992)	0	(39)
Supplemental schedule of non-cash investing activity
Consideration payable for business acquisition	0	29,810	2,000
Notes payable to Sohu	0	16,007	0
Government grant deposited in restricted cash account	2,378	0	0
Purchase of fixed assets with proceeds released from restricted cash account	1,583	0	0
Supplemental schedule of non-cash financing activity
Deemed dividend to Sohu related to the 17173 Business	2,392	41,705	23,443
Accrued professional fees in relation to initial public offering of 7Road	$ 1,037	$ 0	$ 0

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2012
ORGANIZATION AND NATURE OF OPERATIONS [Abstract]
Organization and Nature of Operations

1. ORGANIZATION AND NATURE OF OPERATIONS

The accompanying consolidated financial statements include the financial statements of Changyou.com Limited (the “Company” or “Changyou”) and its subsidiaries and variable interest entities (“VIEs”). The Company was incorporated in the Cayman Islands on August 6, 2007. The Company and its subsidiaries and VIEs are collectively referred to as the “Group”. The major subsidiaries and VIEs through which the Company conducts its business operations as of December 31, 2012 are described below:

Name of entity	Place and date of incorporation or acquisition	Effective interest held
Controlled entities:
Changyou.com (HK) Limited (“Changyou HK”)	Hong Kong, China, August 13, 2007	100%
Beijing AmazGame Age Internet Technology Co., Ltd. (“AmazGame”)	Beijing, China, September 26, 2007	100%
Changyou.com (US), Inc. (“Changyou US”)	Delaware, United States of America, January 26, 2009	100%
Changyou.com (UK) Co., Ltd. (“Changyou UK”)	London, United Kingdom of Great Britain, July 3, 2009	100%
Changyou My Sdn. Bhd (“Changyou Malaysia”)	Kuala Lumpur, Malaysia, September 10, 2009	100%
Beijing Changyou Gamespace Software Technology Co., Ltd. (“Gamespace”)	Beijing, China, October 29, 2009	100%
Changyou.com Korea Limited (“Changyou Korea”)	Seoul, Korea, January 7, 2010	100%
Beijing Yang Fan Jing He Information and Consultant Co., Ltd. (“Yang Fan Jing He”)	Beijing, China, April 22 , 2010	100%
ICE Entertainment (HK) Limited (“ICE HK”)	Hong Kong, China, acquired on May 28, 2010	100%
ICE Information Technology (Shanghai) Co., Ltd. (“ICE Information”)	Shanghai, China, acquired on May 28, 2010	100%
Shanghai Jing Mao Culture Communication Co. (“Shanghai Jingmao”)	Shanghai, China, acquired on January 25, 2011	100%
Beijing Changyou Jingmao Film & Culture Communication Co., Ltd. (“Beijing Jingmao”)	Beijing, China, acquired on January 25, 2011	100%
Shanghai Hejin Data Consulting Co., Ltd (“Shanghai Hejin”)	Shanghai, China, acquired on January 25, 2011	100%
Changyou.com Gamepower (HK) Limited (“Gamepower HK”)	Hong Kong, China, September 8, 2011	100%
Changyou.com Webgames (HK) Limited (“Webgames HK”)	Hong Kong, China, September 21, 2011	100%
7Road.com Limited (“7Road Cayman”)	Cayman Islands, incorporated on June 15, 2011	71.926%
7Road.com HK Limited (“7Road HK”)	Hong Kong, China, incorporated on July 6, 2011	71.926%
Shenzhen 7Road Network Technologies Co., Ltd. (“7Road Technology”)	Shenzhen, China, incorporated on December 1, 2011	71.926%
Kylie Enterprises Limited (“Kylie”)	British Virgin Islands, acquired on December 15, 2011	100%

VIEs:
Beijing Gamease Age Digital Technology Co., Ltd. (“Gamease”)	Beijing, China, August 23, 2007	100%
Shanghai ICE Information Technology Co., Ltd. (“Shanghai ICE”)	Shanghai, China, acquired on May 28, 2010	100%
Beijing Guanyou Gamespace Digital Technology Co., Ltd. (“Guanyou Gamespace”)	Beijing, China, August 5, 2010	100%
Shenzhen 7Road Technology Co., Ltd. (“Shenzhen 7Road”)	Shenzhen, China, acquired on May 11, 2011	71.926%

The Group principally engages in the development, operation and licensing of massively multi-player online games (“MMOGs”) and Web games. The Group also engages in the online advertising business through its ownership and operation of a game information portal on the 17173.com Website. The Group’s principal operations and geographic market are in the People’s Republic of China (the “PRC”).

On April 7, 2009, the Company completed an initial public offering on the NASDAQ Global Select Market. In the offering, 8,625,000 American depositary shares (“ADSs”), representing 17,250,000 Class A ordinary shares, were sold to the public at a price of $16.00 per ADS. Of these, 3,750,000 ADSs, representing 7,500,000 Class A ordinary shares, were sold by the Company; and 4,875,000 ADSs, representing 9,750,000 Class A ordinary shares, were sold by an indirect wholly-owned subsidiary of Sohu.com Inc. (“Sohu.com”). The net proceeds to the Company from the initial public offering, after deducting commissions and offering expenses, were approximately $54.7 million.

Reorganization, Share Split, Acquisition of the 17173 Business and Restructuring of 7Road	12 Months Ended
Dec. 31, 2012
REORGANIZATION, SHARE SPLIT, ACQUISITION OF THE ONE-SEVEN-ONE-SEVEN-THREE BUSINESS AND RESTRUCTURING OF SEVEN ROAD [Abstract]
Reorganization, Share Split, Acquisition and Restructuring of Subsidiary and VIE

2. REORGANIZATION, SHARE SPLIT, ACQUISITION OF THE 17173 BUSINESS AND RESTRUCTURING OF 7ROAD

a. Reorganization

In August 2007, Sohu.com, which is the Company’s ultimate parent company, undertook a restructuring and reorganization (the “Reorganization”). Sohu.com and its subsidiaries and VIEs, excluding the Company and its subsidiaries and VIEs, are collectively referred to as “Sohu.” Sohu.com and its subsidiaries and VIEs, including the Company and its subsidiaries and VIEs, are collectively referred to as the “Sohu Group.” The Reorganization was effected in connection with a contemplated initial public offering by the Company on the NASDAQ Global Select Market.

Prior to the establishment of the Group, the operation and licensing of MMOGs were carried out by various companies owned or controlled by Sohu.com (the “Predecessor Operations”). In connection with the Reorganization, the Predecessor Operations, which include all operating assets and liabilities relating to the operation of massively multi-player online role-playing games (“MMORPGs”) (which are a subset of MMOGs), were transferred to the Group with legal effect as of December 1, 2007.

b. Share Split and Issuances

(i) In May 2008, the Company effected a share split of each $1.00 par value share into 100 shares of $0.01 par value each, resulting in 5,000,000 ordinary shares authorized, issued and outstanding.

In May 2008, the Company’s authorized share capital was increased from 5,000,000 to 10,000,000 ordinary shares with a par value of $0.01 per ordinary share, and in June 2008 the Company issued to Sohu.com (Game) Limited an additional 3,500,000 ordinary shares, such that Sohu.com (Game) Limited then held an aggregate of 8,500,000 ordinary shares, then representing 100% of the outstanding share capital of the Company.

(ii) In December 2008, the Company effected the following transactions: (a) Sohu.com (Game) Limited transferred 8,500,000 ordinary shares to the Company for cancellation; (b) the Company increased its authorized ordinary shares from 10,000,000 to 109,774,000 ordinary shares, par value $0.01 per share, with 100,000,000 of such shares designated as Class A ordinary shares and 9,774,000 of such shares designated as Class B ordinary shares; and (c) the Company issued 8,000,000 Class B ordinary shares to Sohu.com (Game) Limited.

(iii) On March 16, 2009, the Company increased its authorized ordinary shares from 109,774,000 to 297,740,000 ordinary shares, par value $0.01 per share, with 200,000,000 of such shares designated as Class A ordinary shares and 97,740,000 of such shares designated as Class B ordinary shares, and effected a ten-for-one split of outstanding Class B ordinary shares by way of a bonus share issuance of nine Class B ordinary shares for each Class B ordinary share then outstanding.

The impact of the share splits and issuances is accounted for retroactively in the periods presented herein.

c. Acquisition of the 17173 Business

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the online game information portal 17173.com Website (the “17173 Business”) for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group’s operation of the 17173 Business during the transition period from December 16, 2011 through December 31, 2011 (the “Transition Period”) was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. See Note 6 – “BUSINESS COMBINATIONS –Acquisition of the 17173 Business” and Note 25 – “RELATED PARTY TRANSACTIONS.” Because Changyou and the 17173 Business are under common control by Sohu, in accordance with ASC subtopic 805-50 the Company’s consolidated financial statements for the years ended December 31, 2010 and 2011 have been prepared as if the current corporate structure had been in existence throughout the periods presented and the Company’s consolidated financial statements for the year ended December 31, 2010 have been restated accordingly.

d. Acquisition and Restructuring of 7Road

On May 11, 2011, the Group, through its VIE Gamease, acquired 68.258% of the equity interests of Shenzhen 7Road and began to consolidate Shenzhen 7Road’s financial statements on June 1, 2011. Effective June 26, 2012, Shenzhen 7Road was reorganized into a Cayman Islands holding company structure (the “7Road Reorganization”) where Changyou holds a direct ownership interest in 7Road Cayman (together with its subsidiaries and variable interest entity, “7Road”) through the Group’s subsidiary Webgames HK and Shenzhen 7Road is a VIE of 7Road. As the reorganization did not result in any change in the ultimate beneficial ownership of Shenzhen 7Road’s business, assets and results of operations, the Group’s management believes that the reorganization should be viewed as a non-substantive transaction and treated as if it had been effective upon the Group’s acquisition of 68.258% of the equity interests in Shenzhen 7Road.

On June 21, 2012, 7Road Cayman’s Chief Executive Officer surrendered to 7Road Cayman, without consideration, ordinary shares of 7Road Cayman representing 5.1% of the then outstanding ordinary shares of 7Road Cayman, with the intention that these shares would be added to the shares reserved by 7Road Cayman for grants of equity incentive awards under the 7Road 2012 Share Incentive Plan, without dilution of the other shareholders of 7Road Cayman. As a result, the noncontrolling interest decreased to 28.074% of 7Road Cayman and the Group’s interest in 7Road Cayman increased to 71.926%. See Note 19 – “MEZZANINE EQUITY.”

Variable Interest Entities	12 Months Ended
Dec. 31, 2012
VARIABLE INTEREST ENTITIES [Abstract]
Variable Interest Entities Disclosure

3. VARIABLE INTEREST ENTITIES

Consolidated VIEs

Basic Information

PRC laws and regulations prohibit or restrict foreign ownership of companies that operate online games and internet content services. Consequently, the Group operates its online game business and online advertising business through the VIEs. Both Gamease and Guanyou Gamespace are directly owned by the Company’s Chief Executive Officer (“CEO”) and Dewen Chen, the Company’s President (the “President”), who hold 60% and 40%, respectively, of each of these entities. Shanghai ICE is owned by two Changyou employees, Runa Pi and Rong Qi, each of whom holds 50% of Shanghai ICE. Capital for the VIEs is funded by the Company through loans provided to the Company’s CEO and President and Ms. Pi and Ms. Qi, and the loans are initially recorded as loans to related parties.

The loans to the shareholders of Gamease, Guanyou Gamespace, and Shanghai ICE and the capital of the VIEs are eliminated for accounting purposes during consolidation.

Under contractual agreements with the Company, shareholders of Gamease, Guanyou Gamespace and Shanghai ICE are required to transfer their ownership in Gamease, Guanyou Gamespace and Shanghai ICE to the Company, if permitted by PRC laws and regulations, or, if not so permitted, to designees of the Company at any time to repay the loans outstanding. All voting rights of Gamease, Guanyou Gamespace and Shanghai ICE are assigned to the Company; the Company has the right to designate all directors and senior management personnel of Gamease, Guanyou Gamespace and Shanghai ICE. The Company’s CEO and President and the two Changyou employees have pledged their shares in Gamease, Guanyou Gamespace and Shanghai ICE as collateral for the loans. As of December 31, 2011 and 2012, the aggregate amount of these loans was $3,793,000 and $3,802,000, respectively.

Effective upon the completion of the 7Road Reorganization, Shenzhen 7Road became a VIE of 7Road Cayman, of which approximately 71.926% is owned by Changyou through Webgames HK. Shenzhen 7Road is directly owned by Changyou’s VIE Gamease, Kai Cao, Shuqi Meng, Chunyan Long and Zhiyi Yang, who hold 68.258%, 25.59%, 1.972%, 2.09% and 2.09%, respectively. Shenzhen 7Road is controlled by the Company, and the Company is a primary beneficiary of Shenzhen 7Road, as a result of contractual arrangements among Shenzhen 7Road, 7Road Technology, which is a PRC-based indirect wholly-owned subsidiary of 7Road, and the shareholders of Shenzhen 7Road.

The Group has adopted the guidance of accounting for variable interest entities, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. The Group’s management evaluated the relationships between the Company, AmazGame and Gamease, the relationships between the Company, Gamespace and Guanyou Gamespace, the relationships between the Company, ICE Information and Shanghai ICE, the relationship between the Company, 7Road Technology and Shenzhen 7Road, and the economic benefit flow of the applicable contractual arrangements. In connection with such evaluation, management also took into account the fact that AmazGame, Gamespace, ICE Information and 7Road Technology, as a result of the above contractual arrangements, control 100% of the shareholders’ voting interests in Gamease, Guanyou Gamespace Shanghai ICE and Shenzhen 7Road. The Group concluded that each of Gamease, Guanyou Gamespace, Shanghai ICE and Shenzhen 7Road is a variable interest entity of the Company, of which the Company is the primary beneficiary. As a result, Gamease’s, Guanyou Gamespace’s, Shanghai ICE’s and Shenzhen 7Road’s results of operations, assets and liabilities have been included in the Group’s consolidated financial statements.

It is possible that the Group’s operation of its businesses through VIEs could be found by PRC authorities to be in violation of PRC laws and regulations prohibiting or restricting foreign ownership of companies that operate online games and internet content services. If such a finding were made, regulatory authorities with jurisdiction over the operation of online games and Internet content services would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group’s income, revoking the business or operating licenses of Gamease, Guanyou Gamespace, Shanghai ICE, Shenzhen 7Road, AmazGame, Gamespace, ICE Information and 7Road Technology, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its game operations or online advertising business. Any of these actions could cause significant disruption to the Group’s business operations, and have a materially adverse impact on the Group’s cash flows, financial position and operating performance. The Company’s management considers the possibility of such a finding by PRC regulatory authorities to be remote.

In addition, it is possible that the contracts with the Company, shareholders of Gamease, Guanyou Gamespace, Shanghai ICE and Shenzhen 7Road would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event that the Company were unable to enforce these contractual arrangements, the Company would not be able to exert effective control over Gamease, Guanyou Gamespace, Shanghai ICE and Shenzhen 7Road. Consequently, Gamease’s, Guanyou Gamespace’s, Shanghai ICE’s and Shenzhen 7Road’s results of operations, assets and liabilities would not be included in the Group’s consolidated financial statements. If such were the case, the Group’s cash flows, financial position and operating performance would be materially adversely affected. The Company’s management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Company’s operations and contractual relationships would find the contracts to be unenforceable.

Financial Information

The following combined financial information of the Group’s VIEs was included in the accompanying consolidated financial statements of the Group as follows:

	As of December 31,(in thousands)
	2011	2012
Total assets	$314,538	$430,365
Total liabilities	135,325	139,952

	For the Year ended December 31,(in thousands)
	2010	2011	2012
Net revenue	$326,670	$434,018	$613,629
Net income	25,616	50,683	99,276

	For the Year ended December 31,(in thousands)
	2010	2011	2012
Net cash provided by operating activities	$32,394	$56,622	$66,739
Net cash used in investing activities	(3,682)	(80,971)	(43,087)
Net cash used in financing activities	(28,084)	—	(13,106)

Under contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset of the consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC statutory reserves of the VIEs. As of December 31, 2012, the registered capital and PRC statutory reserves of the VIEs totaled $9.6 million. As the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of such VIEs.

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the VIEs. As the Company is conducting its online game business and online advertising business mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Summary of significant agreements currently in effect

Agreements between VIEs and Nominee Shareholders

Loan agreements and equity pledge agreements between AmazGame and the shareholders of Gamease and between Gamespace and the shareholders of Guanyou Gamespace. The loan agreements provide for loans to the respective shareholders of Gamease and Guanyou Gamespace for the shareholders to make contributions to the registered capital of Gamease and Guanyou Gamespace in exchange for the equity interests in Gamease and Guanyou Gamespace. Under the equity pledge agreements, the respective shareholders of Gamease and Guanyou Gamespace pledge to AmazGame and Gamespace, their equity interests in Gamease and Guanyou Gamespace to secure the performance of their obligations under the loan agreements and Gamease’s and Guanyou Gamespace’s obligations to AmazGame and Gamespace under the various VIE-related agreements. The loans are interest free and are repayable on demand, but the shareholders can only repay the loans by transferring to AmazGame and Gamespace, as the case may be, their equity interests in Gamease and Guanyou Gamespace.

Equity interest purchase right agreements between AmazGame and the shareholders of Gamease and between Gamespace and the shareholders of Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace have the right, exercisable at any time when it becomes legal to do so under PRC law, to purchase from the respective shareholders of Gamease and Guanyou Gamespace all or any part of their equity interests at a purchase price equal to their initial contributions to registered capital.

Powers of attorney executed by the shareholders of Gamease in favor of AmazGame and by the shareholders of Guanyou Gamespace in favor of Gamespace, with a term of 10 years. These powers of attorney give AmazGame and Gamespace the exclusive right to appoint nominees to act on behalf of their respective shareholders in connection with all actions to be taken by Gamease and Guanyou Gamespace.

Business operation agreements between AmazGame and the shareholders of Gamease and between Gamespace and the shareholders of Guanyou Gamespace. These agreements set forth the right of AmazGame and Gamespace, to control the actions of the respective shareholders of Gamease and Guanyou Gamespace. Each agreement has a term of 10 years.

Call option agreement among ICE Information, Shanghai ICE and Shanghai ICE shareholders. This agreement provides to ICE Information and any third party designated by ICE Information the right, exercisable at any time when it becomes legal to do so under PRC law, to purchase from the shareholders all or any part of their shares in Shanghai ICE or purchase from Shanghai ICE all or part of its assets or business at the lowest purchase price permissible under PRC law. The agreement further provides that Shanghai ICE or its shareholders will transfer back to ICE Information any such purchase price they have received from ICE Information, upon the request of ICE Information, as and to the extent allowed under PRC law. The agreement is terminable only if ICE Information is dissolved.

Share pledge agreement among ICE Information, Shanghai ICE and the shareholders of Shanghai ICE. Under this agreement the shareholders pledge to ICE Information their equity interests in Shanghai ICE to secure the performance of their obligations under the call option agreement and to secure Shanghai ICE’s obligations to ICE Information under their VIE-related agreements.

Business operation agreement among ICE Information, Shanghai ICE and the shareholders of Shanghai ICE. This agreement sets forth the right of ICE Information to control the actions of the shareholders of Shanghai ICE. The agreement is terminable only if ICE Information is dissolved.

Equity interest purchase right agreements among 7Road Technology, Shenzhen 7Road and Shenzhen 7Road’s shareholders. Under these agreements, 7Road Technology and any third-party designated by 7Road Technology have the right, exercisable at any time during the term of the agreements, if and when it is legal to do so under PRC law, to purchase from any of Shenzhen 7Road’s shareholders all or any part of their shares in Shenzhen 7Road at a nominal purchase price. Each of these agreements has a term of 10 years, is renewable by 7Road Technology for such term as it may determine and is terminable early only if Shenzhen 7Road’s or 7Road Technology’s existence is terminated, by mutual agreement of the parties or upon the written request of 7Road Technology.

Equity interest pledge agreements among 7Road Technology, Shenzhen 7Road and Shenzhen 7Road’s shareholders. Under these agreements, the shareholders of Shenzhen 7Road agreed to pledge to 7Road Technology their equity interests in Shenzhen 7Road to secure the performance of their respective obligations and Shenzhen 7Road’s obligations under the various VIE-related agreements. If any of the shareholders of Shenzhen 7Road or Shenzhen 7Road breaches his or its obligations under any VIE-related agreements, 7Road Technology is entitled to exercise its rights as the beneficiary under the Equity Interest Pledge Agreements. These agreements terminate only after all of the obligations of the shareholders and of Shenzhen 7Road under the various VIE-related agreements are no longer in effect.

Business operation agreement among 7Road Technology, Shenzhen 7Road and the shareholders of Shenzhen 7Road. This agreement grants to 7Road Technology the right to control the actions of Shenzhen 7Road and the shareholders of Shenzhen 7Road in their capacities as such. This agreement has a term of 10 years, is renewable by 7Road Technology for such term as it may determine and is terminable early if the existence of Shenzhen 7Road or 7Road Technology is terminated, by mutual agreement of the parties or upon the written request of 7Road Technology.

Powers of attorney executed by the shareholders of Shenzhen 7Road in favor of 7Road Technology. These powers of attorney give 7Road Technology the exclusive right to appoint designees to act on behalf of each of the five shareholders of Shenzhen 7Road in connection with all actions to be taken by Shenzhen 7Road requiring shareholder approval.

Spousal Consent Letter signed by the spouse of each of the shareholders of Shenzhen 7Road who is a married individual, in which the spouse agrees that the equity interests of Shenzhen 7Road owned by such shareholder will be disposed of only in accordance with the applicable Equity Interest Purchase Right Agreement, Equity Interest Pledge Agreement, Business Operation Agreement and other related agreements executed by the shareholder. Such spouse further agrees that such equity interests do not constitute community property with such shareholder and waives irrevocably and unconditionally all rights and benefits with respect to such equity interests, including the right to sue in any court, under all applicable law.

Business Arrangements Between WFOEs and VIEs

Technology support and utilization agreements between AmazGame and Gamease and between Gamespace and Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace have the exclusive right to provide certain product development and application services and technology support to Gamease and Guanyou Gamespace, respectively, for a fee equal to a predetermined percentage, subject to adjustment by AmazGame or Gamespace at any time, of Gamease’s and Guanyou Gamespace’s respective revenues. Each agreement terminates only when AmazGame or Gamespace is dissolved.

Services and maintenance agreements between AmazGame and Gamease between Gamespace and Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace, respectively, provide marketing, staffing, business operation and maintenance services to Gamease and Guanyou Gamespace, respectively, in exchange for a fee equal to the cost of providing such services plus a predetermined margin. Each agreement terminates only when AmazGame or Gamespace, as the case may be, is dissolved.

Exclusive business cooperation agreement between ICE Information and Shanghai ICE. This agreement sets forth the exclusive right of ICE Information to provide business support and technical services to Shanghai ICE. The agreement terminates only when ICE Information is dissolved.

Exclusive technology consulting and services agreement between ICE Information and Shanghai ICE. This agreement provides to ICE Information the exclusive right to provide technical consultation and other related services to Shanghai ICE in exchange for a fee equal to the balance of Shanghai ICE’s gross income after deduction of related costs and expenses. The agreement terminates only when ICE Information is dissolved.

Technology development and utilization agreement between 7Road Technology and Shenzhen 7Road. Under this agreement, 7Road Technology has the exclusive right to provide product development and application services and technology support to Shenzhen 7Road for a fee based on Shenzhen 7Road’s revenues, which fee can be adjusted by 7Road Technology at any time in its sole discretion. The fee is eliminated upon consolidation. This agreement will terminate if the existence of 7Road Technology or Shenzhen 7Road is terminated, by mutual agreement of the parties or upon failure to perform due to a force majeure event.

Services and maintenance agreement between 7Road Technology and Shenzhen 7Road. Pursuant to this agreement, 7Road Technology provides marketing and maintenance services to Shenzhen 7Road in exchange for a fee equal to the cost of providing such services plus a predetermined margin. This agreement will terminate if the existence of 7Road Technology or Shenzhen 7Road is terminated, by mutual agreement of the parties or upon failure to perform due to a force majeure event.

Certain of the agreements described above between the VIEs and the corresponding wholly-owned subsidiaries, or WFOEs, of the Company do not have renewal terms. However, because the VIEs are controlled by their corresponding WFOEs through their respective business operation agreements and through the powers of attorney granted to the WFOEs by the shareholders of the VIEs, such agreements can be, and are expected to be, renewed at the election of the WFOEs.

Variable interest entities not consolidated within the Group

In 2010, in order to diversify the Company’s marketing channels for its games, the Company acquired a 50% equity interest in Shanghai Jingmao and its affiliate. Although following the acquisition Shanghai Jingmao and its affiliate were variable interest entities of the Company under generally accepted accounting principles in the United States of America (“U.S. GAAP”), the Company was not the primary beneficiary of Shanghai Jingmao and its affiliate because the Company was not able to direct their activities. Accordingly, the Company did not consolidate the financial statements of Shanghai Jingmao and its affiliate prior to February 1, 2011 and the Company’s investment in them was accounted for under the equity method of accounting. In January 2011, the Company acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate, resulting in the Company’s having control of 100% of the voting equity interests. Accordingly, the Company began to consolidate the financial statements of Shanghai Jingmao and its affiliate on February 1, 2011.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Summary of Significant Accounting Policies

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Basis of presentation and consolidation

The consolidated financial statements have been prepared on a historical cost basis to reflect the financial position and results of operations of the Company in accordance with U.S. GAAP and on a going concern basis.

The consolidated financial statements include the financial statements of the Company and its controlled operating entities including the subsidiaries and the VIEs. All inter-company balances and transactions within the Group have been eliminated on consolidation.

The Company has adopted the guidance of accounting for VIEs, which requires VIEs to be consolidated by the primary beneficiary of the entity. The Company’s management made evaluations of the relationships between the Company and its VIEs and the economic benefit flow of contractual arrangements with the VIEs. In connection with such evaluation, management also took into account the fact that, as a result of such contractual arrangements, the Group controls the shareholders’ voting interests in the VIEs. As a result of such evaluation, management concluded that the Group is the primary beneficiary of its VIEs. As a result, the Company consolidates all of its VIEs in its consolidated financial statements. Please refer to Note 3 – “VARIABLE INTEREST ENTITIES” for more details.

Because of the Company’s acquisition on December 15, 2011 of the 17173 Business, which is under common control by Sohu with the Company, the Company’s consolidated financial statements as of and for the years ended December 31, 2010, and 2011 incorporate the results of operations of the combining entities and businesses as to which the common control combination occurred as if the combining entities and businesses had been combined from the date when they first came under the control of Sohu, the controlling party. The Company’s financial statements as of and for the year ended December 31, 2010 have been restated accordingly.

Certain acquired assets of the combining entities and businesses were combined using the existing book values from the perspective of Sohu, the controlling party. No amount was recognized in consideration of goodwill or for the excess of Changyou’s interest in the net fair value of the 17173 Business’s identifiable assets, liabilities and contingent liabilities over cost at the time of the common control combination, to the extent of the continuation of Sohu’s interest.

ASC subtopic 805-50 provides that the consolidated statements of comprehensive income should include the results of each of the combining entities and businesses from the earliest date presented or, if more recent, from the date when the combining entities and businesses first came under common control, regardless of the date of the common control combination.

b. Use of estimates

The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. Significant judgments and estimates include accounting for the basis of consolidation, the recognition of revenues, the determination of share-based compensation expense, the determination of the fair value of identifiable assets and liabilities acquired through business combination, the determination of the fair value of contingent consideration, the determination of the fair value of mezzanine equity, the determination of segment aggregation, assessment of income tax and valuation allowances against deferred tax assets, determination of allowance of doubtful accounts, assessment of impairment of intangible assets, fixed assets, other assets, equity investments and goodwill and the determination of functional currencies.

c. Fair value measurement

The Company’s financial instruments include cash equivalents, restricted time deposits, accounts receivable, short-term investments, prepaid and other current assets, long-term prepayment in non-current assets, short-term and long-term accounts payable, receipts in advance and deferred revenue, accrued liabilities to suppliers, short-term and long-term bank loans and other accrued liabilities. For fair value measurement, U.S. GAAP establishes a three-tier hierarchy which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—other inputs that are directly or indirectly observable in the marketplace.

Level 3—unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

d. Cash and cash equivalents

The Company’s cash equivalents mainly consist of time deposits placed with banks with an original maturity of three months or less.

e. Restricted time deposits - Bridge loans from offshore banks, secured by time deposits

The bridge loans from the offshore branches of the lending banks are classified as short-term bank loans or long-term bank loans based on their repayment period. The rates of interest under the loan agreements with the lending banks were determined based on the prevailing interest rates in the market. The RMB onshore deposits securing the offshore loans are treated as restricted time deposits on the Company’s consolidated balance sheets. Restricted time deposits are valued based on the prevailing interest rates in the market.

f. Accounts receivable, net

The carrying value of accounts receivable is reduced by an allowance that reflects the Company’s best estimate of the amounts that will not be collected. The Company makes estimates of the collectability of accounts receivable. Many factors are considered in estimating the general allowance, including reviewing delinquent accounts receivable, performing aging analyses and customer credit analyses, and analyzing historical bad debt records and current economic trends. Additional allowance for specific doubtful accounts might be made if the Company’s customers are unable to make payments due to their deteriorating financial conditions. As of December 31, 2011 and 2012, the provision for bad debt was $2.1 million and $3.1 million, respectively.

g. Short-term investments

In accordance with ASC 825, for investments in financial instruments with a variable interest rate indexed to the performance of underlying assets, the Company elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in the fair value are reflected in the consolidated statements of comprehensive income. To estimate fair value, the Company refers to the quoted rate of return provided by banks at the end of each period using discounted cash flow method. Since these investments’ maturity dates are within one year, they are classified as short-term investments. For the years ended December 31, 2010, 2011 and 2012, the Company recorded changes in the fair value of short-term investments in the consolidated statements of comprehensive income of $nil, $659,000 and $1.5 million, respectively.

h. Fixed assets and depreciation

Fixed assets, comprising office buildings, computer equipment (including servers), and leasehold improvements are stated at cost less accumulated depreciation and impairment. Fixed assets are depreciated at rates sufficient to write off their costs less impairment, if any, over the estimated useful lives of the assets on a straight-line basis, with no residual value. The estimated useful lives are as follows:

Estimated useful life
Office building	47 years
Computer equipment (including servers)	4 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Office furniture	5 years
Vehicles	4-10 years

Expenditure for maintenance and repairs is expensed as incurred.

The gain or loss on the disposal of fixed assets is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in operating expenses in the consolidated statements of comprehensive income.

As of December 31, 2011 and 2012, the original costs of fully depreciated assets which are still in use were $7.6 million and $15.0 million, respectively.

i. Intangible assets

Intangible assets, comprising operating rights for licensed games, computer software purchased from unrelated third parties, developed technologies, trademarks and domain names, cinema advertising slot rights and other finite-lived intangible assets, which are separable from the fixed assets, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of the assets.

j. Equity investments

Investments in entities over which the Company does not have significant influence are recorded as equity investments and are accounted for by the cost method. Investments in entities over which the Company has significant influence but does not control are also recorded as equity investments and are accounted for by the equity method. Under the equity method, the Company’s share of the post-acquisition profits or losses of the equity investment is recognized in the Company’s consolidated statements of comprehensive income; and the Company’s share of post-acquisition movements in equity investments is recognized in equity in the Company’s consolidated balance sheets. Unrealized gains on transactions between the Company and its equity investments are eliminated to the extent of the Company’s interest in the equity investments. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an equity investment equals or exceeds its interest in the equity investment, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the equity investee.

k. Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and VIEs.

The Company tests goodwill for impairment at the reporting unit level on an annual basis as of October 1, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. Commencing in September 2011, in accordance with the FASB revised guidance on “Testing of Goodwill for Impairment,” a company first has the option to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the company decides, as a result of its qualitative assessment, that it is more-likely-than- not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is mandatory. Otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

If the carrying amount of reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss should be recognized in an amount equal to that excess. The goodwill impairment losses for the years ended December 31, 2010, 2011 and 2012 were $nil, $5.2 million and $nil, respectively.

l. Impairment of long-lived assets and intangible assets

The carrying amounts of long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to future undiscounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. The Company tests impairment of long-lived assets and intangible assets at the reporting unit level when impairment indicator appeared and recognizes impairment in the event that the carrying value exceeds the fair value of each reporting unit. The impairment charges of intangible assets recorded in product development expense and cost for the years ended December 31, 2010, 2011 and 2012 were $2.9 million, $1.1 million, and $5.7 million, respectively. The impairment charges of acquired intangibles via acquisition of businesses expense for the year ended December 31, 2010, 2011 and 2012 were $nil, $219,000 and $2.9 million, respectively.

m. Receipts in advance and deferred revenue

For MMOG operations revenue, proceeds received from sales of prepaid game cards form the basis of the revenues and are initially recorded as receipts in advance from players and are transferred from receipts in advance to deferred revenues when the prepaid cards are activated or charged by the players to their respective personal game accounts. For overseas licensing revenue, deferred revenue represents the unamortized balance of initial license fees paid by overseas licensees.

Following the acquisition of 7Road, deferred revenues from 7Road’s Web game operations mainly represent the unamortized balance of initial license fees paid by certain third-party joint operators of 7Road’s Web games and unrecognized revenue-sharing related to virtual items that are not consumed. In cases where the joint operation agreement with joint operator requires 7Road to set up and maintain the servers to host the Web games for the users, 7Road is obliged to provide on-going services to users and the Company recognizes revenue when virtual items are consumed. For a discussion of revenue recognition with respect to 7Road’s Web game operations, see “Web games developed by 7Road” in Note 4(q).

For the online advertising business, cash payments, which are received in advance of the delivery of online advertising services pursuant to applicable advertising contracts, are recorded as receipts in advance.

n. Contingent Consideration

The acquisition of 7Road includes a contingent consideration arrangement that requires additional consideration to be paid by the Group based on the future financial performance of 7Road through December 31, 2012. The range of the undiscounted amounts the Company could pay under the contingent consideration agreement is between $nil and $32.76 million. The fair value of the contingent consideration of $28.05 million recognized on the acquisition date was estimated by an independent valuation firm, with the income approach applied. There were no indemnification assets involved. As of the end of 2012, 7Road had exceeded the financial performance milestones and as a result changes in the fair value of the contingent consideration of $2.2 million were recognized in other expense for the year ended December 31, 2012.

o. Mezzanine Equity

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones before the expiry of the put option and 7Road does not complete an initial public offering on NASDAQ, the New York Stock Exchange or The Stock Exchange of Hong Kong. The put option will expire in 2014. Since the occurrence of the put is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company’s consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii). See Note 19 – “MEZZANINE EQUITY.”

The estimated redemption value of the mezzanine equity is re-measured at each reporting date and the change in the redemption value was recognized prospectively over the period from the date of the change in estimate to the earliest exercise date of the put right as an adjustment in net income attributable to mezzanine classified non-controlling interests.

p. Foreign currency translation

The Company’s functional and reporting currency is the United States dollar (“U.S. dollar”). The functional currency of the Company’s subsidiaries and VIEs in China is the Renminbi (“RMB”). The functional currency of the Company’s subsidiary in the United Kingdom is the British Pound, the functional currency of the Company’s subsidiary in Malaysia is the Malaysian Ringgit, the functional currency of the Company’s subsidiary in Korea is the South Korean Won, the functional currency of the Company’s subsidiaries in the British Virgin Islands, Hong Kong and the United States of America is the U.S. dollar. Accordingly, assets and liabilities of the China subsidiaries and VIEs are translated at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average exchange rates for RMB to U.S. dollars in effect during the reporting period. Gains and losses resulting from foreign currency translation to reporting currency are recorded in accumulated other comprehensive income in the consolidated statements of shareholders’ equity for the years presented.

Foreign currency transactions are translated at the applicable rates quoted by the People’s Bank of China (“PBOC”) prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are re-measured at the applicable rates of exchange in effect at that date. Gains and losses resulting from foreign currency re-measurement are included in the consolidated statements of comprehensive income.

q. Revenue recognition

Online Game Revenues

MMOG operations

The Group earns revenue through providing MMOGs to players pursuant to the item-based revenue model. Under the item-based model, the basic game play functions are free of charge and players are charged for purchases of in-game virtual items.

Game operations revenues are collected by the Company’s VIEs through the sale of the Group’s prepaid cards, which the Group sells in both virtual and physical forms to third-party distributors and players. Proceeds received from sales of prepaid cards are initially recorded as receipts in advance from customers and, upon activation or charge of the prepaid cards, are transferred from receipts in advance from customers to deferred revenues. As the Group does not have control of, and generally does not know, the ultimate selling price of the prepaid cards sold by distributors, net proceeds from distributors form the basis of revenue recognition.

Under the item-based revenue model, revenue is recognized over the estimated lives of the virtual items purchased or as the virtual items are consumed. If different assumptions were used in deriving the estimated lives of the virtual items, the timing in which the Group records its revenues would be impacted.

Revenues are recorded net of business tax, discounts and rebates to distributors.

Prepaid cards will expire two years after the date of card production if they have never been activated. The proceeds from the expired game cards are recognized as revenue upon expiration of cards.

Once the prepaid cards are activated and credited to a player’s personal game account, they will not expire as long as the personal game account remains active. The Group is entitled to suspend and close a player’s personal game account if it has been inactive for a period of 180 consecutive days. The unused balances in an inactive player’s personal game account are recognized as revenues when the account is suspended and closed.

For the years ended December 2010, 2011 and 2012, the Group recognized revenues in connection with expired un-activated prepaid cards and unused balances in inactive accounts of approximately $712,000, $964,000 and $627,000, respectively.

Web games developed by 7Road

The Group began generating Web game revenue after its acquisition of a controlling interest in 7Road in May 2011. Through December 31, 2011, 7Road’s revenues were derived entirely from revenue-sharing payments from third-party joint operators of its games and license fees from certain of these joint operators. Beginning in the year ended December 31, 2012, 7Road also derives revenues from direct operation of Wartune on its own website for the game, which was launched in May 2012. The games developed by 7Road are operated primarily under the item-based revenue model, in which game players can access the games free of charge, but may purchase consumable virtual items, including those with a predetermined expiration time, or perpetual virtual items, such as certain costumes that stay bound to a game player throughout the life of the game. In certain of its joint operation arrangements, 7Road provides its games and related services to a third-party joint operator at no upfront fee. In these arrangements, 7Road is entitled to a single stream of revenue-sharing payments from the joint operator when game players convert the joint operator’s virtual currency into 7Road’s game coins or purchase its game coins directly through such operator’s website or game platform. Certain of the joint operators pay 7Road license fees for the exclusive right to operate its games in specified geographic areas or upon achievement of certain performance milestones from the joint operators’ operation of the games. Certain of the joint operators also pay 7Road license fees for the right to be among a selected few who will have the initial right ahead of other operators to jointly operate the games in China during a specified period after their launch.

When 7Road’s games are jointly operated through the websites or platforms of third-party joint operators, 7Road views the third-party joint operators as its customers and recognizes revenues on a net basis as 7Road does not have the primary responsibility for fulfillment and acceptability of the game services. The games may be hosted either on the third-party operators’ servers or on servers that 7Road owns or leases from Internet data centers. For arrangements where the game is hosted on the joint operators’ servers, the game is delivered to the joint operators at the commencement of the joint operation period. The amount of revenue is recognized at the time of conversion, using a usage-based model under ASC 985-605, “Software—Revenue Recognition” and is measured based on the portion to which 7Road is entitled of the amount of game players’ purchase of 7Road’s game coins through the joint operators’ websites or game platforms. For arrangements where the game is hosted on 7Road’s servers, 7Road accounts for multiple elements under ASC 605-25, “Revenue Recognition—Multiple Element Arrangements,” as the joint operators have the right to obtain the games’ software without penalty, and it is technically feasible for them to host the software. There are two separate units of accounting identified as (i) the game and related service elements and (ii) the hosting service element. The game and related service elements are accounted for under ASC 985-605 and for the hosting services which are accounted for under ASC 605, revenue is recognized over the implicit service period during which 7Road is obligated to provide access to the server for the game players of the joint operators’ platforms to be able to consume virtual items.

For 7Road’s direct operation of its Web game Wartune (also known as Shen Qu) through its website for the game, 7Road recognizes revenues on a gross basis as 7Road has the primary responsibility for fulfillment and acceptability of the game services. 7Road is obligated to provide on-going services to the game players, and such obligation is not deemed to be inconsequential and perfunctory after game players purchase its game coins directly through its Website for Wartune. Therefore, 7Road’s revenues from direct operation of Wartune on its website for the game are first recorded as deferred revenues and subsequently recognized as revenue over the service period during which 7Road is obligated to provide services to the game players to enable them to consume their virtual items.

For 7Road’s license revenue for the exclusive right, 7Road does not include any hosting services and are accounted for under ASC 985-605, “Software—Revenue Recognition.” Since the Group is required to provide when-and-if-available updates and upgrades to the Joint Operators during the contract terms for which the Group does not have vendor-specific objective evidence of fair value, such license fees are initially recorded as deferred revenue and then recognized as revenue ratably over the contract periods from the date the game is launched, or in the case of license fees contingent upon achievement of performance milestone, over the remaining contract periods commencing from the date on which such milestones are achieved. In addition, license revenue for initial right ahead of other operators are recognized ratably over the specified exclusive operation periods.

All of 7Road’s game domestic revenues from the joint operation of its games within China, which are generated through Shenzhen 7Road, are subject to 17% PRC VAT, and that Shenzhen 7Road, as a “software enterprise,” is entitled to a 14% VAT refund immediately upon the filing of its VAT returns, with the result that 7Road’s net effective PRC VAT rate is 3%. The amounts of PRC VAT included in 7Road’s revenues for the years ended December 31, 2012 were $8.8 million, compared to $1.9 million after the acquisition of 7Road in May 2011.

Overseas licensing

The Group enters into licensing arrangements with overseas licensees to operate the Group’s MMOGs in other countries or regions. These licensing agreements provide two revenue streams, consisting of an initial license fee and a monthly revenue-based royalty fee based on monthly revenue and sales from ancillary products of the games. The initial license fee is based on both a fixed amount and additional amounts receivable upon the game’s achieving certain sales targets. Since the Group is obligated to provide post-sales services such as technical support and provision of updates and when-and-if-available upgrades to the licensees during the license period, the initial license fee from the licensing arrangement is recognized as revenue ratably over the license period. The fixed amount of the initial license fee is recognized ratably over the remaining license period from the launch of the game and the additional amount is recognized ratably over the remaining license period from the date such additional amount is certain. The monthly revenue-based royalty fee is recognized when relevant services are delivered, provided that collectability is reasonably assured.

Online Advertising Revenues

The Group’s online advertising revenues are generated from the 17173 Business. A contract is signed to establish a fixed price and the advertising services to be provided. Based on the contracts, the 17173 Business provides advertisement placements on its Websites and/or in different formats, including, among other things, banners, links, logos, buttons, rich media and content integration.

To determine the method of recognition of online advertising revenue, prior to entering into contracts, management makes a credit assessment of the customer to assess the collectability of the contract. For those contracts for which collectability is determined to be reasonably assured, revenue is recognized ratably over the period during which the advertising services are provided and when all revenue recognition criteria are met. For those contracts for which collectability is determined to not be reasonably assured, revenue is recognized only when the cash is received and all other revenue recognition criteria are met.

Before 2011, the 17173 Business treated multiple deliverable elements of advertising contracts as a single unit of accounting for revenue recognition purposes. On January 1, 2011, in accordance with ASU No.2009 -13, the 17173 Business began to treat advertising contracts with multiple deliverable elements as separate units of accounting for revenue recognition purposes and to recognize revenue on a periodic basis during the contract periods when each deliverable service was provided. Since the contract price is for all the deliverables under an advertising contract, the 17173 Business allocates the contract price among all the deliverables at the inception of the arrangement on the basis of their relative selling prices according to the selling price hierarchy established by ASU No.2009 -13. The 17173 Business first uses vendor-specific objective evidence of selling price, if it exists. If vendor-specific objective evidence of selling price does not exist, the 17173 Business uses third-party evidence of selling price. If neither vendor-specific objective evidence of selling price nor third-party evidence of selling price exists, the 17173 Business uses management’s best estimate of the selling price for the deliverable.

A pilot program for transition from the imposition of Business Tax to the imposition of VAT for revenues from certain industries (the “Pilot Program”) was launched in Shanghai on January 1, 2012. Starting from September 1, 2012, the Pilot Program was expanded from Shanghai to eight other cities and provinces in China, including Beijing. Online advertising revenues became subject to VAT on September 1, 2012, at a rate of 6%. Online advertising revenues are recognized after deducting agent rebates and net of VAT and related surcharges.

Others Revenues

For cinema advertising revenues, a contract is signed with the advertiser to establish a fixed price and specify advertising services to be provided. Based on the contracts, the Group provides advertisement placements in advertising slots to be shown in theatres before the screening of movies. Revenue from cinema advertising is recognized when all the recognition criteria are met. Depending on the terms of a customer contract, fees for services performed can be recognized according to two principal methods, consisting of the proportional performance method and the straight-line method. Under the proportional performance method, fees are generally recognized based on a percentage of the advertising slots actually delivered where the fee is earned on a per-advertising slot placement basis. Under the straight-line method, fees are recognized on a straight-line basis over the contract period when the fee is not paid based on the number of advertising slots actually delivered.

Presentation of PRC Value Added Tax and Business Tax

Under ASC 605-45, the presentation of taxes on either a gross basis (included in revenues and costs) or a net basis (excluded from revenues) is an accounting policy decision determined by management.

As VAT imposed on online advertising and cinema advertising revenues and VAT imposed on 7Road’s revenues deemed to be from the sale of software are considered as substantially different in nature, the Group determined that it is reasonable to apply the guidance separately for these two types of VAT. VAT payable on online advertising and cinema advertising revenues is the difference between the output VAT (at a rate of 6%) and available input VAT amount (at the rate applicable to the supplier) which is the VAT paid to suppliers in relation to the cost for provision of online advertising and cinema advertising services. On the other hand, VAT is payable by 7Road at an effect effective rate of 3% of revenues deemed to be from the sale of software, irrespective of the availability of any input VAT, under preferential VAT treatment provided to 7Road by the local tax bureau.

The Group adopted the net presentation method for its MMOG revenues, online advertising revenues and cinema advertising revenues and adopted the gross presentation method for the revenues of 7Road deemed to be derived from the sale of software.

Under net presentation methods, the revenue was net of business tax (at a rate of 5%) or value added tax (at a rate of 6%).

Under gross presentation methods, the Company present PRC VAT on a gross basis, by which VAT collected from customers at the rate of 17% is included in revenues, and the net VAT payment at the effective PRC VAT rate of 3% is included in cost of revenues, because the Company considers 7Road’s 17% VAT obligation and its entitlement to a 14% VAT refund as one integrated preferential VAT policy.

r. Cost of revenues

Cost of online game revenues mainly consists of salary and benefits, revenue-based royalty payments to the game developers, bandwidth leasing charges, amortization of licensing fees, depreciation expenses, business tax and value-added tax which primarily arise from the revenue that AmazGame and Gamespace derive from their contractual arrangements with Gamease and Guanyou Gamespace, respectively, and other direct costs.

Cost of online advertising revenues mainly consists of salary and benefit, bandwidth leasing costs, depreciation expenses, and advertising design cost.

Other cost of revenues mainly consists of payments to theatres and film production companies for pre-film screening advertising slots and charges for impairment of intangible assets.

s. Product development expenses

Costs incurred for the development of online games prior to the establishment of technological feasibility and costs incurred for maintenance after the online games are available for marketing are expensed when incurred and are included in product development expenses.

During the years ended December 31, 2010, 2011 and 2012, the Company did not capitalize any product development expense.

t. Government Grant

A government grant is recognized when the grant is received and the relevant requirements have been complied with. Government grants are generally recorded as other income, and grants for which the government stipulates specified uses are recorded as a reduction in operating expenses. For the years ended December 31, 2010, 2011 and 2012, awards from the PRC government recorded in other income were $721,000, $16,000 and $3,422,000, respectively, and awards recorded as a reduction in operating expenses were $nil, $126,000 and $158,000 respectively.

u. Advertising expense

Advertising expenses, which generally represent the cost of promotions to create or stimulate a positive image of the Company or a desire to buy the Company’s products and services, are expensed as incurred. Included in sales and marketing expense are advertising costs of $32.5 million, $33.4 million and $42.3 million, respectively, for the years ended December 31, 2010, 2011 and 2012. Advertising expenses charged from Sohu were $7.5 million, $6.0 million and $14.0 million, respectively, for the years ended December 31, 2010, 2011 and 2012.

v. Operating leases

Leases for which substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Company from the leasing company are charged to the consolidated statements of comprehensive income on a straight-line basis over the lease periods.

w. Share-based compensation expense

Share-based compensation expense is for the share awards, including ordinary shares, share options, restricted shares and restricted share units, granted by the Company to employees and directors. Share-based compensation expense of employees is recognized as costs and/or expenses in the financial statements based on the fair values of the related share-based awards on their grant dates.

Changyou and 7Road both have incentive plans for the granting of share-based awards, including share options, restricted shares and restricted share units, to their employees and directors.

For share-based awards, in determining the fair value of ordinary shares, restricted shares and restricted share units granted before the shares underlying the awards were publicly traded , the income approach/discounted cash flow method with a discount for lack of marketability was applied. In determining the fair value of restricted share units granted shortly before Changyou’s initial public offering, the fair value of the underlying shares was determined based on the offering price in the initial public offering. In determining the fair value of restricted share units granted after Changyou’s initial public offering, the public market price of the underlying shares on the grant dates is applied. In determining the fair value of share options granted by Sohu to employees of Changyou prior to its initial public offering, the Company applied the Black-Scholes valuation model.

Determining the fair value of the ordinary shares not publicly traded required complex and subjective judgments regarding the Company’s projected financial and operating results, its unique business risks, the liquidity of its ordinary shares and its operating history and prospects at the time the grants were made. The assumptions used in share-based compensation expense recognition represent management’s best estimates based on historical experience and consideration to developing expectations about the future. However, these estimates involve inherent uncertainties and the application of management judgment. If factors change or different assumptions are used, the share-based compensation expense could be materially different for any period. Moreover, the estimates of fair value are not intended to predict actual future events or the value that ultimately will be realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company for accounting purposes.

Share-based compensation expense for share options, restricted shares and restricted share units granted is recognized on an accelerated basis over the requisite service period. The number of share-based awards for which the service is not expected to be rendered over the requisite period is estimated, and the related compensation expense is not recorded for that number of awards.

x. Income taxes

Current income taxes are provided on the basis of income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Deferred income taxes are provided using the liability method. Under this method, deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. The deferred tax assets are reduced by a valuation allowance if it is considered based on available evidence more likely than not that some portion, or all, of the deferred tax assets will not be realized. Deferred tax liability is not recognized for undistributed earnings of PRC subsidiaries if the subsidiary has invested or will invest the undistributed earnings indefinitely.

y. Uncertain tax positions

In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.

z. Earnings per share

Basic earnings per share is computed using the weighted average number of ordinary shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the year. Potential ordinary shares consist of shares issuable upon the exercise of stock options and shares issuable upon the settlement of restricted share units. Potential ordinary shares are accounted for in the computation of diluted earnings per share using the treasury stock method. Potential ordinary shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded. Earnings per share is computed on Class A ordinary shares and Class B ordinary shares together, because both classes have the same dividend rights and the same participation rights in the Company’s undistributed earnings.

aa. Comprehensive income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income, as presented on the accompanying consolidated balance sheets, consists of the cumulative foreign currency translation adjustment.

ab. Segment reporting

Operating segments are defined as components of an enterprise about which separate financial information is available and is evaluated regularly by the chief operating decision maker (“CODM”), or a decision making group, in deciding how to allocate resources and in assessing performance. The Company’s CODM is its Chief Executive Officer.

The Company’s organizational structure is based on a number of factors that the CODM uses to evaluate, view and run the Company’s business operations, which include, but are not limited to, customer base, homogeneity of products and technology. The Company’s operating segments are based on its organizational structure and information reviewed by the Company’s CODM to evaluate the operating segment results.

The Company has determined that the business segments that constitute its primary reportable segments are the online game segment, which consists of MMOGs and Web games, and the 17173 Business segment, which consists of the online advertising business.

Before 2011, the Group principally engaged in the development, operation and licensing of MMOGs and operated and managed this business as a single segment. In 2011, Changyou expanded its business by acquisitions in the Web game, online advertising and cinema advertising businesses, and generated revenues from the operations of such businesses. With the goal of optimizing the management of operations, the Company’s CODM separately reviewed key information of each of four operating segments consisting of MMOG, Web game, the 17173 Business and cinema advertising. The Company concluded that the MMOG and Web game have similar economic characteristics and meet all of the aggregation criteria that are required under ASC280 to aggregate identified operating segments. Hence the Company aggregated MMOG and Web game as one reportable segment under online game. In addition, cinema advertising is not deemed significant enough to qualify as a separate, reportable segment and therefore is included in the “others.”

ac. Recently issued accounting standards

In July 2012, the FASB issued revised guidance on “Testing Indefinite-Lived Intangible Assets for Impairment”. The revised guidance provides an entity the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform a quantitative impairment test by comparing the fair value with the carrying amount in accordance with ASC 350-30. The revised guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. This amendment will not have a material effect on the Group’s financial position, results of operations or liquidity.

In February 2013, the FASB issued revised guidance on “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income.” The revised guidance does not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the revised guidance requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The revised guidance is effective prospectively for reporting periods beginning after December 15, 2012 for public entities. The revised guidance will not have a material effect on the Group’s financial position, results of operations or liquidity.

Concentration of Risks	12 Months Ended
Dec. 31, 2012
CONCENTRATION OF RISKS [Abstract]
Concentration Risk Disclosure

5. CONCENTRATION OF RISKS

There are no revenues from distributors that individually represent exceeding 10% of the total revenues for the years ended December 31, 2010, 2011 or 2012.

Over 80% and over 70%, respectively, of the Group’s net revenues for the years ended December 31, 2010 and 2011 were derived from a single MMORPG, Tian Long Ba Bu, which was launched in May 2007. Over 68% of the Group’s net revenues for the year ended December 31, 2012 were derived from Tian Long Ba Bu.

Over 90% of the Group’s net revenues for the years ended December 31, 2010, 2011 and 2012 were derived from domestic operations.

Substantially all the Company’s long-lived assets are located in the PRC.

A majority of the Group’s sales and expenses transactions are denominated in RMB and a significant portion of the Group’s assets and liabilities is denominated in RMB. The RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Group in China must be processed through the PBOC or other China foreign exchange regulatory bodies, which require certain supporting documentation in order to affect the remittance. Total cash and cash equivalents in currencies other than RMB held at financial institutions in China mainland were $4.7 million and $2.2 million, respectively, as of December 31, 2011 and 2012.

The Group holds its cash and bank deposits at Chinese financial institutions that are among the largest and most respected in the PRC and at international financial institutions with high ratings from internationally-recognized rating agencies. The Company’s management chooses these institutions because of their reputations and track records for stability, and their known large cash reserves, and management periodically reviews these institutions’ reputations, track records, and reported reserves. Management expects that any additional institutions that the Group uses for its cash and bank deposits will be chosen with similar criteria for soundness. As a further means of managing its credit risk, the Group holds it cash and bank deposits in approximately nineteen and twenty one, respectively, different financial institutions as of December 31, 2011 and 2012 and held no more than approximately 25% and 36%, respectively, of its total cash at any single institution as of December 31, 2011 and 2012.

Under PRC law, it is generally required that a commercial bank in the PRC that holds third party cash deposits protect the depositors’ rights over and interests in their deposited money; PRC banks are subject to a series of risk control regulatory standards; and PRC bank regulatory authorities are empowered to take over the operation and management of any PRC bank that faces a material credit crisis.

Business Combinations	12 Months Ended
Dec. 31, 2012
BUSINESS COMBINATIONS [Abstract]
Business Combination

6. BUSINESS COMBINATIONS

Acquisition of ICE HK and its affiliate

In May 2010, the Group acquired 100% of the equity interests in ICE HK and its subsidiary and VIE (collectively, the “ICE Group”), which are engaged in online games development and operations in China, for cash consideration of $7.0 million. Since Changyou has unilateral control of the ICE Group as a result of Changyou’s control of 100% of the voting equity interests of the ICE Group, the Company began to consolidate the ICE Group’s financial statements commencing with the acquisition. The Company views the acquisition of the ICE Group as an integral piece of the Company’s strategy to expand its online game business in China.

The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values on the acquisition date was as follows:

As of May 31, 2010 (in thousands)
Tangible assets acquired	$4,091
Game under development	769
Other identifiable intangible assets acquired	252

Goodwill	10,258
Liabilities assumed	(8,370)

Total	$7,000

The excess of the purchase price over the tangible assets, identifiable intangible assets (mainly registered game players and game operating platform) and games under development acquired and liabilities assumed was recorded as goodwill relating to the online game segment. Charges for impairment of acquired intangible assets for the years ended December 31, 2010, 2011 and 2012 were $nil, $nil, $1.1 million, respectively. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. As of December 31, 2012, no measurement period adjustment had been recorded.

Prior to the acquisition, the ICE Group did not prepare its financial statements in accordance with U.S. GAAP. The Company determined that the cost of reconstructing the financial statements of the ICE Group for the periods prior to the acquisition outweighed the benefits. Based on an assessment of the financial performance of all companies acquired by the Group, the Company did not consider the ICE Group on its own to be material to the Group by comparing the ICE Group and the Group’s most recent annual performance prior to the acquisition. Thus the Company’s management believes the presentation of pro forma financial information with respect to the results of operations of the Group for the business combination is not necessary.

Other identifiable intangible assets acquired upon consolidation mainly include game operating platform of $221,000, and registered game players of $31,000, which have an estimated weighted average useful life of two years. Total goodwill of $10.3 million primarily represents the expected synergies from combining operations of the Company and ICE Group, which are complementary to each other. In accordance with ASC350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes.

Acquisition of Shanghai Jingmao and its affiliate

In May 2010, in order to diversify the Group’s marketing channels for its games, the Group acquired 50% of the equity interests in each of Shanghai Jingmao and its affiliate, which are primarily engaged in the cinema advertising business in China. The investment was accounted for under the equity method of accounting due to the group’s inability to control Shanghai Jingmao. In January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate for total consideration of approximately $3.0 million. Payments for $1.0 million of the total consideration are contingent upon occurrence of certain specified events and management considers the possibility of the Group making gains due to the non-occurrence of the specified events to be remote. With unilateral control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate’s financial statements on February 1, 2011. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair values was as follows:

As of February 1, 2011 (in thousands)
Fair value of previously held 50% equity interests	$2,704
Consideration for the remaining 50% equity interests	3,036

Total consideration	5,740

Tangible assets	9,514
Identifiable intangible assets acquired	10,101
Goodwill	5,147
Liabilities assumed	(19,022)

Total	$5,740

In accordance with ASC805 in a business combination achieved in stages, the Group re-measured its previously held equity interests in Shanghai Jingmao and its affiliate as at their acquisition-date fair value using the discounted cash flow method and recognized a total loss of $613,000 in other expenses in the first quarter of 2011. The Group hired an independent valuation firm to perform fair valuation of the previously held equity interests in Shanghai Jingmao and its affiliate upon the acquisition date.

The excess of the purchase price over tangible assets, identifiable intangible assets acquired, and liabilities assumed was recorded as goodwill relating to the others business segment. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. As of December 31, 2012, no measurement period adjustment had been recorded.

Prior to the acquisition, Shanghai Jingmao and its affiliate did not prepare financial statements in accordance with U.S. GAAP. The Company determined that the cost of reconstructing the financial statements of Shanghai Jingmao and its affiliate for the periods prior to the acquisition outweighed the benefits. Based on an assessment of the financial performance of all companies acquired by the Group, the Company did not consider Shanghai Jingmao and its affiliate on their own to be material to the Group by comparing Shanghai Jingmao and its affiliate and the Group’s most recent annual performance prior to the acquisition. Thus the Company’s management believes the presentation of pro forma financial information with respect to the results of operations of the Group for the business combination is not necessary.

Total identifiable intangible assets acquired upon acquisition mainly include cinema advertising slot rights of $8,330,000, partnership relationship of $1,035,000, trade name of $502,000, non-compete agreement of $126,000, and customer list of $108,000. Except for trade name, which is expected to have an indefinite useful life, other identifiable intangible assets acquired have an estimated average weighted useful life of two years. Under ASC350, intangible assets with an indefinite useful life are not amortized and their remaining useful life is evaluated at each reporting period to determine whether events and circumstances continue to support an indefinite life. Charges for acquired intangible assets for the years ended December 31, 2010, 2011 and 2012 were $nil, $0.2 million, and $1.2 million respectively. Goodwill primarily represents the expected synergies from combining operations of Shanghai Jingmao and its affiliate with those of the Group, which are complementary to each other. In accordance with ASC350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes. For the year ended December 31, 2011, a full impairment loss of $5.2 million on Shanghai Jingmao’s goodwill was recognized (See Note 13).

Acquisition of 7Road

On May 11, 2011, the Group acquired 68.258% of the equity interests of Shenzhen 7Road for fixed cash consideration of approximately $68.26 million, plus additional variable cash consideration of up to a maximum of $32.76 million that is contingent upon the achievement of specified performance milestones through December 31, 2012. Shenzhen 7Road is primarily engaged in Web game operations, through third party joint operators, and development. The Company began to consolidate Shenzhen 7Road’s financial statements on June 1, 2011. The purpose of the acquisition was to accelerate the Group’s position in China’s online games industry and add a new category of games to the Group’s growing product portfolio. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair value was as follows:

As of June 1, 2011 (in thousands)
Cash consideration	$68,258
Contingent consideration	28,051

Total consideration	96,309

Receivables	7,440
Other tangible assets	22,213
Completed game	20,837
Games under development	3,561
Other identifiable intangible assets acquired	986
Goodwill	103,366
Liabilities assumed	(8,983)
Fair value of non-controlling interest and put option	(53,111)

Total	$96,309

The excess of the purchase price over tangible assets, identifiable intangible assets acquired, and liabilities assumed was recorded as goodwill relating to the online game segment. Charges for impairment of acquired intangible assets for the years ended December 31, 2010, 2011 and 2012 were $nil, $nil, $0.6 million, respectively. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. As of December 31, 2012, no measurement period adjustment had been recorded.

Prior to the acquisition, Shenzhen 7Road did not prepare its financial statements in accordance with U.S. GAAP. The Company determined that the cost of reconstructing the financial statements of Shenzhen 7Road for the periods prior to the acquisition outweighed the benefits. Based on an assessment of the financial performance of all companies acquired by the Group, the Company did not consider Shenzhen 7Road on its own to be material to the Group by comparing Shenzhen 7Road and the Group’s most recent annual performance prior to the acquisition. Thus the Company’s management believes the presentation of pro forma financial information with respect to the results of operations of the Group for the business combination is not necessary.

The fair value of non-controlling interest in Shenzhen 7Road has been determined mainly based on the number of shares held by non-controlling shareholders and the equity value close to the acquisition date, taking into consideration other factors, as appropriate. If Shenzhen 7Road achieves specified performance milestones and 7Road (after 7Road Reorganization) does not complete an initial public offering on NASDAQ, the New York Stock Exchange or The Stock Exchange of Hong Kong, the non-controlling shareholders will have the right to put their equity interests in 7Road to the Group at a predetermined price agreed upon at the acquisition date (“the put option”). In accordance with ASC480, the Company measured this non-controlling interest and a put option at their acquisition-date fair value. An independent valuation firm was hired to determine the fair value upon the acquisition date.

The agreement for the acquisition of Shenzhen 7Road includes a contingent consideration arrangement that requires additional consideration to be paid by the Group based on the financial performance of Shenzhen 7Road over a period through December 31, 2012. The range of the undiscounted amounts the Company could pay under the contingent consideration provisions of the agreement was between nil and $32.76 million. The fair value of the contingent consideration recognized on the acquisition date of $28.05 million was estimated by an independent valuation firm, with the income approach applied. There are no indemnification assets involved. As of the end of 2012, 7Road had exceeded the financial performance milestones and as a result changes in fair value of the contingent consideration of $2.2 million were recognized in other expense for the year ended December 31, 2012. Total identifiable intangible assets acquired upon acquisition mainly include completed game, games under development and other identifiable intangible assets acquired, including non-compete agreement of $179,000, and relationship with operators of $807,000. The games under development will be subject to amortization after completion. Completed game and other identifiable intangible assets acquired are amortized over an estimated average weighted useful life of five years. Total goodwill of $103.4 million primarily represents the expected synergies from combining operations of Shenzhen 7Road with those of the Group, which are expected to be complementary to each other. In accordance with ASC350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes.

Acquisition of the 17173 Business

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the 17173 Business for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group’s operation of the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011 was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. Since Changyou and the 17173 Business were controlled by Sohu both before and after the acquisition, this transaction was accounted for as a business combination under common control by Sohu. Therefore, in accordance with ASC subtopic 805-50, the consolidated financial statements of the Company include the acquired assets and liabilities of the 17173 Business at their historical carrying amounts of approximately $22.0 million. In addition, the Group’s consolidated financial statements as of and for the years ended December 31, 2010 and 2011 have been prepared as if the current corporate structure had been in existence throughout the periods presented and the Group’s consolidated financial statements as of and for the year ended December 31, 2010, have been restated accordingly. The excess of the purchase price over the historical carrying amount of the acquired assets and liabilities was deemed to be a dividend distribution to Sohu.

The allocation of the consideration of the assets acquired and liabilities assumed based on their historical carrying amounts was as follows:

As of December 31, 2011 (in thousands)
Cash consideration	$162,500
Net profit for the Transition Period	1,284

Total consideration	163,784

Inventory	534
Fixed assets	2,737
Intangible assets	632
Goodwill	17,885
Deemed dividend to Sohu	141,996

Total	$163,784

Changyou and Sohu separately entered into a services agreement and an online links and advertising agreement (collectively, the “Services and Advertising Agreements”), pursuant to which Sohu provide links and advertising space and technical support to the Company, including the provision and maintenance of user log-in, information management and virtual currency payment systems the 17173 Business. The Services and Advertising Agreements provide for a term of twenty-five years for the virtual currency payment system services, and an initial term of three years for all the other relevant services and links and advertising space, and involve aggregate fees to Sohu of approximately $30 million. Under the Services and Advertising Agreements, the Company may renew certain rights for a subsequent term of twenty-two years, and may obtain a perpetual software license in respect of the information management system and the user log-in system following the expiration of the three-year term, subject to the Company’s payment to Sohu of additional fees of up to approximately $5 million in the aggregate.

Bank Loans and Restricted Time Deposits	12 Months Ended
Dec. 31, 2012
BANK LOANS AND RESTRICTED TIME DEPOSITS [Abstract]
Bank Loans and Restricted Time Deposits

7. BANK LOANS AND RESTRICTED TIME DEPOSITS

For the year ended December 31, 2012, the Company drew down bridge loans from the offshore branches of certain banks for the purposes of expediting the payment of a special one-time cash dividend to its shareholders and providing working capital to support its overseas operations. All of these bridge loans were secured by an equivalent or greater amount of RMB deposits by the Company in the onshore branches of such banks. As of December 31, 2012, the total amount of the loans was $239.4 million, of which $140.0 million carried a floating rate of interest based on the London Inter-Bank Offered Rate (“LIBOR”) and $99.4 million carried a fixed rate of interest. $113.0 million is repayable in second half of 2013 and $126.4 million is repayable in second half of 2014.

For the year ended December 31, 2012, interest income from the restricted time deposits securing the loans was $4.1 million, and interest expense on the bank loans was $2.1 million.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2012
ACCOUNTS RECEIVABLE, NET [Abstract]
Accounts Receivable, Net

8. ACCOUNTS RECEIVABLE, NET

The carrying amounts of accounts receivable of the Group are stated are as follows:

	As of December 31, (in thousands)
	2011	2012
Accounts receivable	$13,473	$26,462
Less: provision for bad debts	(2,147)	(3,098)

Net Book Value	$11,326	$23,364

Prepaid and Other Current Assets	12 Months Ended
Dec. 31, 2012
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Prepaid and Other Current Assets Disclosure

9. PREPAID AND OTHER CURRENT ASSETS

	As of December 31, (in thousands)
	2011	2012
Prepayment for Sohu services	$—	$10,101
Accrued interest income	234	4,242
VAT refund receivables	2,235	2,355
Rental deposits	1,899	2,307
Capitalized transaction cost	—	1,670
Employee advance	4,809	1,252
Restricted cash	—	795
Others	2,433	6,323

Total	$11,610	$29,045

Fixed Assets, Net	12 Months Ended
Dec. 31, 2012
FIXED ASSETS, NET: [Abstract]
Fixed Assets, Net

10. FIXED ASSETS, NET:

	As of December 31, (in thousands)
	2011	2012
Office building	$36,173	$36,261
Computer equipment (including servers)	45,360	52,349
Leasehold improvements	12,877	15,121
Office furniture	1,406	1,610
Vehicles	1,085	1,286

Total	96,901	106,627
Less: accumulated depreciation	(28,507)	(41,799)

Net book value	$68,394	$64,828

The depreciation expense for fixed assets was $7.8 million, $11.1 million and $14.6 million, respectively, for the years ended December 31, 2010, 2011 and 2012.

Intangible Assets, Net	12 Months Ended
Dec. 31, 2012
INTANGIBLE ASSETS, NET [Abstract]
Intangible Assets, Net

11. INTANGIBLE ASSETS, NET

The following table summarizes the Company’s intangible assets, net:

	As of December 31, 2012 (in thousands)
	Gross			Net
	Carrying	Accumulated		Carrying
Items	Amount	Amortization	Impairment	Amount
Operating rights for licensed games	$14,092	$(4,871)	$(4,223)	$4,998
Computer software	3,151	(1,589)	(260)	1,302
Developed technologies	27,289	(7,569)	(2,476)	17,244
Trademarks and domain names	9,215	(3,132)	(527)	5,556
Cinema advertising slot rights	71,064	(42,620)	(3,992)	24,452
Others	2,347	(714)	(936)	697

Total	$127,158	$(60,495)	$(12,414)	$54,249

	As of December 31, 2011 (in thousands)
	Gross			Net
	Carrying	Accumulated		Carrying
Items	Amount	Amortization	Impairment	Amount
Operating rights for licensed games	$11,310	$(3,310)	$(2,548)	$5,452
Computer software	3,305	(946)	—	2,359
Developed technologies	26,253	(2,750)	(993)	22,510
Trademarks and domain names	7,521	(1,037)	(219)	6,265
Cinema advertising slot rights	38,070	(28,184)	—	9,886
Others	2,647	(678)	—	1,969

Total	$89,106	$(36,905)	$(3,760)	$48,441

The amortization expense for intangible assets was $1.4 million, $17.7 million and $23.4 million, respectively, for the years ended December 31, 2010, 2011 and 2012.

As of December 31, 2012, amortization expense of intangible assets for future years is expected to be as follows:

Amortization expense of intangible assets (in thousands)
2013	$27,355
2014	12,980
2015	6,805
2016	3,666
2017	1,247
Thereafter	2,196

Total expected amortization expense	$54,249

Equity Investments	12 Months Ended
Dec. 31, 2012
EQUITY INVESTMENTS [Abstract]
Equity Investments

12. EQUITY INVESTMENTS

In January 2010, AmazGame acquired 30% of the equity interests in Shenzhen Zhou You Network Technology Ltd (“Zhou You”). Zhou You is primarily engaged in the online game development business.

In May 2010, AmazGame, through its wholly-owned subsidiary Yang Fan Jing He, acquired 50% of the equity interests of Shanghai Jingmao and its affiliate. Shanghai Jingmao and its affiliate are primarily engaged in the cinema advertising business. The Company had significant influence over Shanghai Jingmao and its affiliate. Therefore, the equity investments were accounted for using the equity method.

In January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate. With control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate’s financial statements on February 1, 2011.

In August 2011, the Group acquired 10% of the equity interests of JCR Soft Company Limited for fixed cash consideration of $350,000. As the Group does not have significant influence over JCR Soft, the Group accounts for the equity investment using the cost method.

In 2012, the Group acquired 10% of the equity interests of Bridea Corporation for fixed cash consideration of $500,000. As the Group does not have significant influence over Bridea Corporation, the Group accounts for the equity investment using the cost method.

Goodwill	12 Months Ended
Dec. 31, 2012
GOODWILL [Abstract]
Goodwill

13. GOODWILL

In 2012, for the reporting units of the MMOG business, the Web game business, the online advertising business and the cinema advertising business, the Company qualitatively assessed whether it is more likely than not that the fair values of these reporting units were less than their carrying amounts. The MMOG business and the Web game business are aggregated and presented as the online game business reporting unit.

The changes in the carrying value of goodwill are as follows:

	Online Game (in thousands)	Online Advertising (in thousands)	Others (in thousands)	Total (in thousands)
Balance as of December 31, 2011
Goodwill	$116,731	$17,885	$5,201	$139,817
Accumulated impairment losses	—	—	(5,201)	(5,201)

	$116,731	$17,885	$—	$134,616

Transactions in 2012
Foreign exchange	$261	$44	$—	$305
Balance as of December 31, 2012
Goodwill	$116,992	$17,929	$5,201	$140,122
Accumulated impairment losses	—	—	(5,201)	(5,201)

	$116,992	$17,929	$—	$134,921

For the qualitative analysis performed for the MMOG business, the Web game business and the online advertising business, the Company took into consideration all the events and circumstances listed in ASC350, Intangibles—Goodwill and Other, in addition to other entity specific factors. Based on the assessment, the Company determined that it was not necessary to perform a quantitative goodwill impairment test for the MMOG business, the Web game business and the online advertising business.

After completing its annual impairment reviews for each reporting unit on an annual basis as of October 1, 2012, the Company concluded that goodwill was not impaired.

Other Assets, Net	12 Months Ended
Dec. 31, 2012
OTHER ASSETS, NET: [Abstract]
Other Assets Disclosure

14. OTHER ASSETS, NET:

	As of December 31, (in thousands)
	2011	2012
Prepayment for an office building	$125,696	$126,004
Prepayment for Sohu services	—	10,138
Deferred tax assets, net	3,605	5,000
Others	1,064	661

Total	$130,365	$141,803

In August 2010, Changyou entered into agreements with a property developer for the purchase of an office building to be built in Beijing at a price of approximately $158.5 million. The office building is to serve as Changyou’s headquarters and has an area of approximately 56,549 square meters. As of December 31, 2012, the Group had paid $126.0 million to the property developer and paid $15.8 million in February, 2013. The remaining amount, which is approximately $16.7 million, is expected to be settled in the first half of 2013 when the office building is completed and accepted by Changyou.

Fair Value Measurement	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENT [Abstract]
Fair Value Measurement Disclosure

15. FAIR VALUE MEASUREMENT

The following table sets forth the financial instruments, measured at fair value, by level within the fair value hierarchy as of December 31, 2011 and 2012:

		Fair value measurement at reporting date using (in thousands)
Items	As of December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$178,059	$—	$178,059	$—
Restricted time deposits	246,599	—	246,599	—
Short-term investments	51,720	—	51,720	—

Total	$476,378	$—	$476,378	$—

		Fair value measurement at reporting date using (in thousands)
Items	As of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$153,222	$—	$153,222	$—
Short-term investments	17,560	—	17,560	—

Total	$170,782	$—	$170,782	$—

Cash equivalents

The Company’s cash equivalents include time deposits with maturities of three months or less. These time deposits are classified within Level 2, because there generally were no quoted prices as of the reporting dates in active markets for identical time deposits and therefore, in order to determine their fair value, the Company had to use observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that were observable or could be corroborated by observable market data for substantially the full term of the assets or liabilities.

As of December 31, 2011 and 2012, the Company’s cash equivalents included time deposits with maturities of three months or less amounting to $153.2 million and $178.1 million, respectively.

Restricted time deposits

Restricted time deposits are valued based on the prevailing interest rates in the market. The Company classifies the valuation techniques that use these inputs as Level 2 of fair value measurements.

Short-term investments

To estimate the fair value of investments in financial instruments with a variable interest rate indexed to the performance of underlying assets, the Company refers to the quoted rate of return provided by banks at the end of each period using discounted cash flow method. The Company classifies the valuation techniques that use these inputs as Level 2 of fair value measurement.

As of December 31, 2011 and 2012, the Company’s investments in financial instruments were mainly held by Shenzhen 7Road, and totaled approximately $17.6 million and $51.7 million, respectively. The investments are issued by commercial banks in China with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

The following are other financial instruments not measured at fair value in the balance sheets but for which the fair value is estimated for disclosure purposes.

Short-term receivables and payables

Accounts receivable and prepaid and other current assets are financial assets with carrying values that approximate fair value due to their short term nature. Short-term accounts payable, receipts in advance and deferred revenue, short-term bank loans and accrued liabilities are financial liabilities with carrying values that approximate fair value due to their short term nature. The rates of interest under the loan agreements with the lending banks were determined based on the prevailing interest rates in the market. The Company classifies the valuation techniques that use these inputs as Level 2 of fair value measurements of short-term bank loans. The Company estimated fair values of other short-term receivables and payables using the discounted cash flow method. The Company classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.

Long-term prepayment in non-current assets and long-term payables

Long-term prepayment in non-current assets are financial assets with carrying values that approximate fair value due to the change in fair value after considering the discount rate, being immaterial. Long-term account payable are financial liabilities with carrying values that approximate fair value due to the change in fair value after considering the discount rate, being immaterial. The rates of interest under the Company’s loan agreements with the Company’s lending banks were determined based on the prevailing interest rates in the market. The Company classifies the valuation techniques that use these inputs as Level 2 of fair value measurements of long-term bank loans. The Company estimated fair values of long-term prepayment in non-current assets and long-term account payable using the discounted cash flow method. The Company classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.

Receipts in Advance and Deferred Revenue	12 Months Ended
Dec. 31, 2012
RECEIPTS IN ADVANCE AND DEFERRED REVENUE [Abstract]
Receipts in Advance and Deferred Revenue Disclosure	16. RECEIPTS IN ADVANCE AND DEFERRED REVENUE

	As of December 31, (in thousands)
	2011	2012
Receipts in advance	$23,185	$15,074
Deferred revenue	28,715	28,585

Total	$51,900	$43,659

Other Accrued Liabilities	12 Months Ended
Dec. 31, 2012
OTHER ACCRUED LIABILITIES [Abstract]
Other Accrued Liabilities Current Disclosure

17. OTHER ACCRUED LIABILITES

	As of December 31, (in thousands)
	2011	2012
Consideration payable for business acquisitions	$13,531	$19,658
Customer deposits	—	5,258
Advance from government grants	127	3,007
Accrued transaction costs for acquisition of the 17173 Business	1,741	1,541
Others	1,457	2,695

Total	$16,856	$32,159

Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Share-based Compensation [Abstract]
Share-Based Compensation

18. SHARE-BASED COMPENSATION

Share Awards Granted before Initial Public Offering

Sohu’s Stock Incentive Plan

Share-based compensation allocated from Sohu to the Company

The 2000 Stock Incentive Plan of the Company’s ultimate parent company, Sohu.com, provides for the issuance of stock options and restricted stock units to purchase up to 9,500,000 shares of common stock to qualified employees. The maximum term of any issued stock right is ten years from the grant date.

In determining the fair value of share options granted by Sohu to employees of Changyou, the Company applied the Black-Scholes valuation model. Restricted share units granted by Sohu to employees of Changyou were measured based on the fair market value of the underlying stock on the dates of grants.

There was no grant of stock options by Sohu to Changyou employees during 2010, 2011 or 2012.

A summary of option activity, relating to options held by employees of the Predecessor Operations under Sohu’s 2000 Stock Incentive Plan as of December 31, 2012 and changes during the year then ended, is presented below:

Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2012	10	$18.41	3.28	$306
Exercised	(5)	17.65
Forfeited	—

Outstanding at December 31, 2012	5	19.12	2.31	141

Vested at December 31, 2012	5	19.12	2.31	141

Exercisable at December 31, 2012	5	19.12	2.31	141

The aggregate intrinsic value in the preceding table represents the total intrinsic value based on the closing price on December 31, 2012 of shares of Sohu.com Inc. common stock on NASDAQ of $47.34.

The total fair values of options expensed during the years ended December 31, 2010, 2011 and 2012 were $ nil, $nil and $nil, respectively. The total intrinsic values of options exercised during the years ended December 31, 2010, 2011 and 2012 were $383,000, $173,000 and $110,000, respectively. As of December 31, 2012, there was no unrecognized compensation expense for options because the requisite service periods for the remaining options had been satisfied on or prior to that date.

A summary of restricted stock unit activity, relating to restricted stock units held by employees of the Predecessor Operations under Sohu’s 2000 Stock Incentive Plan as of December 31, 2012, and changes during the year then ended, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	1	$86.58
Granted	—
Vested	(1)	86.58
Forfeited	—

Unvested at December 31, 2012	—

Expected to vest thereafter	—

As of December 31, 2012, there was $3,000 of unrecognized compensation cost related to unvested restricted stock units, net of estimated forfeitures. The total fair values of restricted stock units expensed during the years ended December 31, 2010, 2011 and 2012 were $116,000, $31,000 and $130,000, respectively.

The total fair value of vested restricted stock units on their respective vesting dates during the years ended December 31, 2010, 2011 and 2012 were $242,000, $88,000 and $57,000, respectively.

There were no capitalized share-based compensation costs during the years ended December 31, 2010, 2011 and 2012.

The maximum term of any issued stock right under the Sohu 2000 Stock Incentive Plan is ten years from the grant date. The Sohu 2000 Stock Incentive Plan expired on January 24, 2010 and a new plan was adopted on July 2, 2010. As of the expiration date, 9,128,724 shares of common stock had been issued or were subject to issuance upon the vesting and exercise of share options or the vesting and settlement of restricted share units granted under the plan.

Share-based compensation allocated from Sohu to the 17173 Business

A summary of option activity, relating to options held by employees of the 17173 Business under Sohu’s 2000 Stock Incentive Plan as of December 31, 2012, and changes during the year then ended, is presented below:

Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2012	11	$19.45	3.17	$331
Exercised	(4)	17.65
Forfeited	—

Outstanding at December 31, 2012	7	20.30	2.13	198

Vested at December 31, 2012	7	20.30	2.13	198

Exercisable at December 31, 2012	7	20.30	2.13	198

The aggregate intrinsic value in the preceding table represents the total intrinsic value based on the closing price on December 31, 2012 of shares of Sohu.com common stock on NASDAQ of $47.34. The total intrinsic value of share options exercised for the year ended December 31, 2012 was $80,000.

No options have been granted under Sohu’s 2000 Stock Incentive Plan since 2006. For the years ended December 31, 2010, 2011 and 2012, no share-based compensation expense was recognized for share options because the requisite service periods for share options had ended by the end of 2009.

A summary of restricted stock unit activity, relating to restricted stock units held by employees of the 17173 Business under Sohu’s 2000 Stock Incentive Plan as of December 31, 2012, and changes during the year then ended, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	18	$61.27
Granted	—
Vested	(6)	61.27
Forfeited	(4)	61.27

Unvested at December 31, 2012	8	61.27

Expected to vest thereafter	5	61.27

As of December 31, 2012, there was $79,000 of unrecognized compensation cost related to unvested restricted stock units, net of estimated forfeitures. This amount is expected to be recognized over a weighted average period of 0.63 years. The total fair values of restricted stock units granted to employees expensed during the years ended December 31, 2010, 2011 and 2012 were $600,000, $321,000 and $173,000, respectively.

The total fair value of vested restricted stock units on their respective vesting dates during the years ended December 31, 2010, 2011 and 2012 were $61,000, $405,000 and $353,000, respectively.

The total fair values of options and restricted stock units expenses relating to Sohu’s senior management allocated to the 17173 Business during the years ended December 31, 2010, 2011 and 2012 were $353,000, $218,000 and $nil, respectively.

There were no capitalized share-based compensation costs during the years ended December 31, 2010, 2011 and 2012.

Non-recourse note to an employee

In 2005, Sohu and an employee, who later became the CEO of the Company, became shareholders of a newly organized entity, Beijing Fire Fox Digital Technology Co. Ltd. (“Beijing Fire Fox”) within the Predecessor Operations, holding 75% and 25% interests, respectively. Sohu, being the primary beneficiary of Beijing Fire Fox, provided a non-recourse interest-free loan to the employee for his share of capital contribution to the entity. Under the terms of the agreement with Sohu, there was an implied 5 year service requirement before the employee would be entitled to a contingent right to receive a payment equal to 25% of the value of Beijing Fire Fox. As the substance of this arrangement was similar to the grant of an option, this arrangement was accounted for as share-based compensation. The amount of compensation recorded was based upon the intrinsic value on the grant date, which was determined based upon the difference between fair market value of the contingent right and the principal and interest due on the note. As of the date of grant, the intrinsic value was determined to be zero.

On January 1, 2006, the Company recognized the compensation cost of the non-recourse note based on its grant date fair value over the remaining requisite service period.

Changyou 2008 Share Incentive Plan

On December 31, 2008, the Company reserved 2,000,000 of its ordinary shares, which included 1,774,000 Class B ordinary shares and 226,000 Class A ordinary shares, for issuance to certain of its executive officers and employees as incentive compensation under the Company’s 2008 Share Incentive Plan (the “Changyou 2008 Share Incentive Plan”).

The Company’s ordinary shares are divided into Class A ordinary shares and Class B ordinary shares. Holders of Class A ordinary shares and holders of Class B ordinary shares have the same rights in the Company, with the exception of voting and conversion rights. Each Class A ordinary share is entitled to one vote on all matters subject to a shareholder vote, and each Class B ordinary share is entitled to ten votes on all matters subject to a shareholder vote. Each Class B ordinary share is convertible into one Class A ordinary share at any time at the election of the holder. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.

In March 2009, the 2,000,000 reserved ordinary shares were subject to a ten-for-one share split and became 20,000,000 ordinary shares.

Through December 31, 2012, the Company had granted under the Changyou 2008 Share Incentive Plan 15,000,000 Class B ordinary shares to Tao Wang, Chief Executive Officer of Changyou, through Prominence Investments Ltd. (“Prominence”) and 4,745,200 Class A and/or Class B restricted share units (settleable by issuance of Class A ordinary shares or Class B ordinary shares, respectively) to certain of its executive officers other than Tao Wang and to certain of its employees and certain Sohu employees. Prominence is an entity that may deemed under applicable rules of the Securities and Exchange Commission (“SEC”) to be beneficially owned by Tao Wang.

In determining the fair value of ordinary shares, restricted shares and restricted share units granted by the Company in January and April 2008, the income approach/discounted cash flow method with a discount for lack of marketability was applied given that the shares underlying the awards were not publicly traded at the time of grant.

Determining the fair value of the ordinary shares of the Company required complex and subjective judgments regarding its projected financial and operating results, its unique business risks, the liquidity of its ordinary shares and its operating history and prospects at the time the grants were made.

Because at the time of the grants the Company’s business was at a different stage of its product life cycle than that of the publicly listed companies in the online game industry, it was concluded that a market comparison approach would not have been meaningful in determining the fair value of the Company’s ordinary shares. As a result, the Company used the income approach/discounted cash flow method to derive the fair values. The Company applied the discounted cash flow, or DCF, analysis based on the Company’s projected cash flow using management’s best estimate as of the respective valuation dates. The projected cash flow estimate included, among other things, an analysis of projected revenue growth, gross margins, effective tax rates, capital expenditures and working capital requirements. The income approach involves applying appropriate discount rates, based on earnings forecasts, to estimated cash flows. The assumptions the Company used in deriving the fair value of its ordinary shares were consistent with the assumptions used in developing its MMORPG business plan, which included no material changes in the existing political, legal, fiscal and economic conditions in China; its ability to recruit and retain competent management, key personnel and technical staff to support its ongoing operations; and no material deviation in industry trends and market conditions from economic forecasts. These assumptions are inherently uncertain and subjective. The discount rates reflect the risks the management perceived as being associated with achieving the forecasts and are based on the Company’s estimated cost of capital, which was derived by using the capital asset pricing model, after taking into account systemic risks and company-specific risks. The capital asset pricing model is a model for pricing securities that adds an assumed risk premium rate of return to an assumed risk-free rate of return. Using this method, the Company determined the appropriate discount rates to be 22% as of the January 2008 valuation date and 23% as of the April 2008 valuation date.

The Company also applied a discount for lack of marketability, or DLOM, to reflect the fact that, at the time of the grants, Changyou.com Limited was a closely-held company and there was no public market for its ordinary shares. To determine the discount for lack of marketability, the Company used the Black-Scholes option pricing model. Pursuant to the Black-Scholes option pricing model, the Company used the cost of a put option, which can be used to hedge the price change before a privately held share can be sold, as the basis to determine the discount for lack of marketability. Based on the foregoing analysis, the Company used a DLOM of 19% to discount the value of the Changyou’s ordinary shares as of the January 2008 and April 2008 valuation dates.

Because there was no evidence to indicate that there would be a disproportionate return between majority and minority shareholders, the Company did not apply a minority discount. As a result, it was concluded that the fair value of Changyou.com Limited as a going concern was $136 million as of the January 2008 valuation date and $198 million as of the April 2008 valuation date.

In determining the fair value of restricted share units granted in 2009 before the Company’s initial public offering, the fair value of the underlying shares was determined based on the offering price of ADSs in the offering. In determining the fair value of restricted share units granted after the initial public offering, the fair value is determined based on the market price of the Company’s ADSs on the grant dates.

Share-based compensation expense for ordinary shares granted is fully recognized in the quarter during which these ordinary shares are granted. Share-based compensation expense for share options, restricted shares and restricted share units granted is recognized on an accelerated basis over the requisite service period. The number of share-based awards for which the service is not expected to be rendered over the requisite period is estimated, and the related compensation expense is not recorded for that number of awards.

The assumptions used in share-based compensation expense recognition represent management’s best estimates based on historical experience and consideration to developing expectations about the future. These estimates involve inherent uncertainties and the application of management judgment, however. If factors change or different assumptions are used, the share-based compensation expense could be materially different for any period. Moreover, the estimates of fair value are not intended to predict actual future events or the value that ultimately will be realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company for accounting purposes.

For the years ended December 31, 2010, 2011 and 2012, total share-based compensation expense recognized for awards under the Changyou 2008 Share Incentive Plan was $8.5 million, $5.5 million and $3.4 million, respectively.

Share-based compensation to the Chief Executive Officer (“CEO”)

In January 2008, Sohu communicated to and agreed with the CEO that his contingent right in Beijing Fire Fox would be modified to an equity interest in the Company. The equity interest Sohu granted to the CEO would consist of 7,000,000 ordinary shares in the Company and 8,000,000 restricted shares in the Company and would come out of Sohu’s equity interest in the Company. The restricted shares included, as a condition of vesting, the completion of an initial public offering by the Company on an internationally recognized stock exchange, and also were subject to a vesting schedule. In addition, the terms of the restricted shares provided that the CEO would not be entitled to participate in any distributions by the Company on his ordinary shares and restricted shares until the earlier of the completion of an initial public offering by the Company or February 2012. In April 2008, the vesting conditions of the restricted shares were modified to provide for vesting over a four-year period, subject to acceleration under certain circumstances, commencing on February 1, 2008, with no condition that an initial public offering be completed. There was no change, however, to the limitation on the CEO’s right to participate in distributions declared by the Company prior to the completion of an initial public offering.

The difference between the fair values, or the Incremental Fair Value, of the 7,000,000 ordinary shares and 8,000,000 restricted shares granted to the CEO and his contingent right to receive a payment equal to 25% of the value of Beijing Fire Fox was accounted for as share-based compensation. Because the terms of the issuance of the ordinary shares and restricted shares had been approved and were communicated to and agreed with the CEO as of January 2, 2008, this was considered the grant date under U.S. GAAP and, accordingly, the Incremental Fair Value was determined as of that date. The portion of the Incremental Fair Value related to the 7,000,000 ordinary shares, equal to $1.8 million, was recognized as share-based compensation expense in product development expenses for the three months ended March 31, 2008. As a result of the modification of the vesting terms of the 8,000,000 restricted shares in April 2008, the portion of the Incremental Fair Value related to those shares, equal to $7.0 million, was determined as of that date and is accounted for as share-based compensation over the vesting period starting from the date of the modification, following the accelerated basis of attribution. The Incremental Fair Values were determined using the discounted cash flow method.

A summary of restricted shares activity relating to the restricted shares held by the CEO under the Changyou 2008 Share Incentive Plan as of and for the year ended December 31, 2012, is presented below:

Restricted Shares	Number of Shares (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	2,000	$1.36
Granted	—
Vested	(2,000)	1.36

Unvested at December 31, 2012	—

Expected to vest thereafter	—

Share-based compensation expenses relating to the 8,000,000 restricted shares for the years ended December 31, 2010, 2011 and 2012 were $1.2 million, $0.5 million and $41,000, respectively, and recognized in product development expenses. As of December 31, 2012, there was no unrecognized compensation expense related to unvested restricted shares granted to the CEO.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2010, 2011 and 2012 were $32.7 million, $39.7 million and $26.5 million, respectively.

Share-based compensation to senior management and certain key employees

In April 2008, the Company approved and communicated to the recipients the grant of an aggregate of 1,800,000 restricted ordinary shares to its executive officers other than the CEO and 940,000 restricted share units, which are settleable in ordinary shares upon vesting to certain key employees. These restricted shares and restricted share units are subject to vesting over a four-year period, subject to acceleration under certain circumstances, commencing February 1, 2008, and vesting was further subject to a successful initial public offering by the Company.

On March 13, 2009, the Company exchanged the 1,800,000 restricted ordinary shares for Class B restricted share units, that otherwise have the same vesting and other terms as applied to the restricted ordinary shares described above. Including the exchange, Class B restricted share units granted to executive officers other than the CEO and certain key employees totaled 2,740,000.

A summary of the restricted share units activity as of and for the year ended December 31, 2012, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	635	$1.98
Granted	—
Vested*	(635)	1.98
Forfeited	—

Unvested at December 31, 2012	—

Expected to vest thereafter	—

*	including 405,000 shares not settled as of December 31, 2012.

Share-based compensation expense relating to the 2,740,000 restricted share units for the years ended December 31, 2010, 2011 and 2012 was $0.9 million, $0.4 million and $31,000, respectively. As of December 31, 2012, there was no unrecognized compensation cost related to unvested Class B restricted share units granted to executive officers other than the CEO and certain key employees.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2010, 2011 and 2012 were $11.2 million, $13.1 million and $8.4 million, respectively.

Share awards to other employees

On February 17, 2009, the Company granted an aggregate of 456,000 Class A restricted share units to certain of its employees. These restricted share units are subject to vesting over a four-year period commencing upon the completion of the listing of the Company’s Class A ordinary shares in an initial public offering.

A summary of restricted share units activity as of and for the year ended December 31, 2012, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	169	$8.00
Granted	—
Vested	(85)	8.00
Forfeited	(3)	8.00

Unvested at December 31, 2012	81	8.00

Expected to vest thereafter	73	8.00

Share-based compensation expense relating to the 456,000 Class A restricted share units for the years ended December 31, 2010, 2011 and 2012 was $1.0 million, $0.6 million and $0.3 million, respectively. As of December 31, 2012, unrecognized compensation expense related to unvested Class A restricted share units of the Company granted to employees before the initial public offering was $57,000.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2010, 2011 and 2012 were $1.7 million, $1.6 million and $1.2 million, respectively.

Share Awards Granted after Initial Public Offering

Changyou 2008 Share Incentive Plan

Share-based compensation to senior management and Changyou employees

On April 21, 2009, the Company granted an aggregate of 1,200,000 Class A restricted share units (settleable upon vesting in Class A ordinary shares) to executive officers other than the CEO. These Class A restricted share units are subject to vesting over a four-year period commencing on April 21, 2009. The fair value as of April 21, 2009, the grant date of restricted share units, was determined based on the Company’s share price on the grant date.

For the years ended December 31, 2010, 2011 and 2012, the Company granted an aggregate of 27,000, 252,200 and 10,000, respectively, Class A restricted share units (settleable upon vesting in Class A ordinary shares) to certain employees. These Class A restricted share units are subject to vesting over a four-year period commencing on grant dates. The fair values as of grant dates of restricted share units were determined based on the Company’s share price on the grant dates.

A summary of restricted share units activity under the Changyou Stock Incentive Plan as of and for the year ended December 31, 2012 is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	865	$12.99
Granted	10	12.11
Vested	(367)	12.77
Forfeited	(6)	17.78

Unvested at December 31, 2012	502	13.08

Expected to vest thereafter	481	13.04

Share-based compensation expense recognized for restricted share units for the years ended December 31, 2010, 2011 and 2012 under Changyou’s Stock Incentive Plan was $5.3 million, $3.5 million and $2.8 million, respectively. As of December 31, 2012, there was $1.6 million of unrecognized compensation expense related to unvested restricted share units. The expense is expected to be recognized over a weighted average period of 0.95 years.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2010, 2011 and 2012 were $4.9 million, $6.1 million and $4.6 million, respectively.

Share Awards to Employees of the 17173 Business

On October 24, 2010 and January 29, 2011, the Company granted 40,000 and 20,000 Class A restricted share units (settleable upon vesting in Class A ordinary shares), respectively, to certain employees of the 17173 Business, which was then owned and operated by Sohu, for their involvement in the provision of certain online game links and advertising services to the Company on its websites.

These Class A restricted share units are subject to vesting over a four-year period commencing on the grant date. Since its acquisition of the 17173 Business on December 15, 2011, the Company has accounted for the Class A restricted share units to employees of the 17173 Business as if they were employees of the Company from the beginning of the period. The fair values of these share awards were determined based on the Company’s share price on the grant dates.

A summary of restricted share units to employees of the 17173 Business as of and for the year ended December 31, 2012 is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Fair Value
Unvested at January 1, 2012	50	$17.67
Granted	—
Vested	(14)	17.71
Forfeited	(12)	17.47

Unvested at December 31, 2012	24	17.75

Expected to vest thereafter	24	17.75

Share-based compensation expense relating to these 60,000 Class A restricted share units for the years ended December 31, 2010, 2011 and 2012 was $0.1 million, $0.5 million and $0.3 million, respectively. As of December 31, 2012, there was $209,000 of unrecognized compensation expense related to unvested restricted share units. The expense is expected to be recognized over a weighted average period of 0.88 years.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2010, 2011and 2012 were $nil, $0.2 million and $0.2 million, respectively.

7Road 2012 Share Incentive Plan

On July 10, 2012, 7Road Cayman adopted a 2012 Share Incentive Plan (the “7Road 2012 Share Incentive Plan”), which initially provided for the issuance of up to 5,100,000 Class A ordinary shares of 7Road Cayman (amounting to 5.1% of the then outstanding 7Road Cayman shares on a fully-diluted basis) to selected directors, officers, employees, consultants and advisors of 7Road.

On November 2, 2012, 7Road Cayman’s Board of Directors and its shareholders approved an increase from 5,100,000 to 15,100,000 Class A ordinary shares (amounting to 13.7% of the then outstanding 7Road shares on a fully-diluted basis) in the number of ordinary shares available for issuance from time to time to selected directors, officers, employees, consultants and advisors of 7Road under the 7Road 2012 Share Incentive Plan.

On July 18, 2012, 7Road Cayman granted to certain key employees restricted share units(“RSUs”), which are settleable upon vesting by the issuance of an aggregate of 2,546,250 of 7Road Cayman’s Class A ordinary shares, with vesting in installments of 40%, 30% and 30%, respectively, on the first, second and third anniversaries of the grant date and vesting subject to the additional conditions that 7Road Cayman complete a firm commitment underwritten initial public offering of its Class A ordinary shares resulting in a listing on an internationally recognized exchange (an “IPO”) and that all underwriters’ lockup periods applicable to the IPO expire. There were 112,500 RSUs forfeited and no RSUs that were settled or that expired for the year ended December 31, 2012.

As all the criteria for establishing the grant date were met, the total share-based compensation to be recognized for these RSUs, amounting to $11.2 million, is measured based on their fair value on July 18, 2012. No compensation expense will be recognized relating to these RSUs until the completion of the IPO, because an IPO event is not considered to be probable until it is completed. The cumulative share-based compensation expense recognized upon the 7Road Cayman’s IPO would have been $2.7 million, if the IPO had been completed on December 31, 2012.

Mezzanine Equity	12 Months Ended
Dec. 31, 2012
MEZZANINE EQUITY [Abstract]
Mezzanine Equity

19. MEZZANINE EQUITY

On May 11, 2011, the Company, through Gamease, acquired 68.258% of the equity interests of 7Road and began to consolidate 7Road’s financial statements on June 1, 2011.

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones before the expiry of the put option and 7Road does not complete an initial public offering on NASDAQ, the New York Stock Exchange or The Stock Exchange of Hong Kong. The put option will expire in 2014. Since the occurrence of the sale is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company’s consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii).

On June 21, 2012, 7Road’s Chief Executive Officer surrendered to 7Road, without consideration, ordinary shares of 7Road representing 5.1% of the then outstanding ordinary shares of 7Road, with the intention that these shares would be added to the shares reserved by 7Road for grants of equity incentive awards under 7Road 2012 Share Incentive Plan without dilution of the other shareholders of 7Road. As a result, the noncontrolling interest decreased to 28.074% of 7Road and Changyou’s interest in 7Road increased to 71.926%.

Under ASC 480-10, changes in a parent’s ownership interest while the parent retains control of its subsidiary are accounted for as equity transactions, and do not impact net income or comprehensive income in the consolidated financial statements. The variance of $6.8 million caused by 7Road’s Chief Executive Officer’s surrender of shares was recorded as credit to additional paid-in capital.

For the year ended December 31, 2012, 7Road had exceeded the specified performance milestones set forth in the acquisition agreement for Changyou’s acquisition of a majority interest in 7Road, and accordingly the estimated redemption value of the noncontrolling interests in 7Road increased. The increase in the redemption value was recognized over the period from the date of management’s increased estimate to the earliest exercise date of the put right as an increase in net income attributable to mezzanine-classified noncontrolling interests. As of December 31, 2012, the estimated redemption value of the mezzanine equity was approximately $89.8 million based on the Company’s expectation as to 7Road’s financial performance. For the year ended December 31, 2012, an accretion charge of $11.2 million, compared to $2.6 million for the year ended December 31, 2011, and was recorded as net income attributable to the mezzanine classified non-controlling interest shareholders in the statements of comprehensive income.

Taxation	12 Months Ended
Dec. 31, 2012
TAXATION [Abstract]
Taxation

20. TAXATION

a. Transition from PRC Business Tax to PRC Value Added Tax

The Pilot Program for transition from the imposition of Business Tax to the imposition of VAT for revenues from certain industries was launched in Shanghai on January 1, 2012. Starting from September 1, 2012, the Pilot Program was expanded from Shanghai to eight other cities and provinces in China, including Beijing.

Cinema advertising revenues became subject to VAT on January 1, 2012 and online advertising revenues became subject to VAT on September 1, 2012, at a rate of 6%.

b. Business Tax and related Surcharges

Prior to the Pilot Program, the Group was subject to a 5% Business Tax and 0.5% in related surcharges on revenues from MMOG operations, the online advertising business in the PRC, and the cinema advertising business in the PRC. Business Tax and the related surcharges are recognized when the revenue is earned.

After the Pilot Program, the Company’s MMOG operations remain subject to Business Tax and the related surcharges.

c. VAT

Prior to the Pilot Program, in addition to Business Tax and related surcharges, the Group was subject to VAT at an effective rate of 3% for revenues from intra group software sales in the PRC. In 2011, with the consolidation of 7Road, VAT was imposed on Web game revenue at a rate of 17%, with a 14% immediate tax refund, resulting in a net rate of 3% plus a related surcharge of 0.4% on such revenue.

After the Pilot Program, the Group’s online advertising and cinema advertising revenues are subject to VAT at a rate of 6%.

There is an additional culture construction fee surcharge of 3% on revenues from the online advertising and cinema advertising businesses. In addition, entities incorporated in Beijing were subject to a surcharge of 0.6% on their revenues for the year ended December 31, 2012.

d. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to taxes in Hong Kong at 16.5% for each of the years ended December 31, 2010, 2011 and 2012.

China

The Company’s subsidiaries and VIEs in China are governed by the Corporate Income Tax Law (“CIT Law”), which became effective on January 1, 2008. Pursuant to the CIT Law and its implementation rules, enterprises in China are generally subjected to tax at a statutory rate of 25%, certain High and New Technology Enterprises are entitled to a favorable statutory tax rate of 15%, and Software Enterprises can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction to a rate of 12.5% for the subsequent three years. Both AmazGame and Gamease are qualified as software enterprises and were subject to a 50% tax reduction to a rate of 12.5% from fiscal year 2009 to fiscal year 2011. Commencing in 2012, both AmazGame and Gamease, which were approved as High and New Technology Enterprises, will enjoy a preferential income tax rate of 15%. Shenzhen 7Road is qualified as a software enterprise and was entitled to an income tax exemption for fiscal year 2009 and 2010 and a 50% tax reduction to a rate of 12.5% for the subsequent three years. Shanghai ICE is qualified as a software enterprise and starts to be entitled to an income tax exemption for fiscal year 2010 and 2011 and a 50% tax reduction to a rate of 12.5% for the subsequent three years. Gamespace is qualified as a software enterprise and starts to be entitled to an income tax exemption for fiscal year 2012 and 2013 and a 50% tax reduction to a rate of 12.5% for the subsequent three years. Guanyou Gamespace, ICE Information and 7Road Technology have been qualified as “software enterprises” and will be entitled to an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction for the subsequent three years, if they continue to maintain the qualifications.

The license fees and royalties received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC will be subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the “China-HK Tax Arrangement”) if such holding companies is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China’s tax treaties and tax arrangements. If any of the Company’s Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company’s PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the usual New CIT Law rate of 10%. In order to fund the distribution of a dividend to the Company’s shareholders, the Company’s board of directors decided to cause one of the Group’s PRC subsidiaries to declare and distribute a cash dividend out of its 2012 earnings to its direct overseas parent company, Changyou HK. The Company does not intend to cause any of its PRC subsidiaries to distribute any profits of such subsidiaries with respect to years prior to 2012 to their direct overseas parent companies, but rather intends that such profits will be retained by such subsidiaries for their PRC operations. Under the corporate income tax law and relevant rules, such dividend out of earnings generated after January 1, 2012 is subject to a 5% withholding tax. Therefore, withholding tax associated with this distribution plan was accrued and recorded as deferred tax liabilities in the amount of $11.9 million as of December 31, 2012.

For the years ended December 31, 2010, 2011 and 2012, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2010	2011	2012
Loss from foreign entities	$(17,949)	$(13,211)	$(17,283)
Income from PRC entities	242,622	304,805	378,284

Income before income tax expenses	$224,673	$291,594	$361,001

Current income tax expense	$30,074	$43,548	$55,995
Deferred tax	(1,051)	(1,462)	9,718

Income tax expenses applicable to PRC entities	$29,023	$42,086	$65,713
Foreign withholding tax expense	967	1,494	1,692

Income tax expense	$29,990	$43,580	$67,405

Reconciliation between the statutory CIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31,
	2010	2011	2012
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays	(14.2)%	(16.1)%	(10.9)%
Effect of withholding taxes	0.4%	0.5%	3.7%
Changes in valuation allowance	2.2%	3.2%	2.6%
Other permanent book-tax differences	(0.1)%	2.3%	(1.7)%

Effective CIT rate	13.3%	14.9%	18.7%

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2010	2011	2012
Tax holiday effect	$31,819	$46,910	$39,451
Basic earnings per share	$0.31	$0.45	$0.37

d. Deferred tax assets and liabilities

Significant components of the Group’s deferred tax assets consist of the following:

	As of December 31, (in thousands)
	2011	2012
Deferred tax assets
Net operating loss from operations	$15,516	$25,571
Intangible assets	3,239	3,183
Accrued salary and benefits	3,670	4,538
Others	2,561	2,335

Total deferred tax assets	24,986	35,627
Less: Valuation allowance	(21,381)	(30,627)

Net deferred tax assets	$3,605	$5,000

Deferred tax liability
Related to acquired intangible assets	$5,146	$3,846
Withholding tax related to distribution of dividend	—	11,878
VAT refund	—	3,978

Net deferred tax liabilities	$5,146	$19,702

As of December 31, 2011 and 2012, the Group has made a valuation allowance against its deferred tax assets to the extent such deferred tax assets are not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including the Group’s limited operating history and uncertainty as to the success of the Group’s businesses due to intense competition in the industries in which the Group operates its businesses.

China Contribution Plan	12 Months Ended
Dec. 31, 2012
CHINA CONTRIBUTION PLAN [Abstract]
China Contribution Plan

21. CHINA CONTRIBUTION PLAN

The Company’s subsidiaries and VIEs in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company’s subsidiaries and VIEs in the PRC to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Group has no further commitments beyond its monthly contribution. During the years ended December 31, 2010, 2011 and 2012, the Group contributed approximately a total of $9.4 million, $14.4 million and $20.5 million, respectively, to these funds.

Statutory Reserves	12 Months Ended
Dec. 31, 2012
STATUTORY RESERVES [Abstract]
Statutory Reserves

22. STATUTORY RESERVES

The Company’s China-based subsidiaries and VIEs are required to make appropriations to certain non-distributable reserve funds.

Pursuant to the China Foreign Investment Enterprises laws, some of the Company’s China-based subsidiaries, which are called wholly foreign-owned enterprises (“WFOEs”), have to make appropriations from their after-tax profit as determined under generally accepted accounting principles in the PRC (the “after-tax-profit under PRC GAAP”) to non-distributable reserve funds, including (i) general reserve fund, (ii) enterprise expansion fund, and (iii) staff bonus and welfare fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as general reserve fund until such appropriations for the fund equal 50% of the paid-in capital of the applicable entity. The appropriation for the other two reserve funds is at the Company’s discretion as determined by the Board of Directors of each entity.

Pursuant to the China Company Laws, some of the Company’s China-based subsidiaries, which are called domestically funded enterprises, as well as the Company’s VIEs, have to make appropriations from their after-tax-profit under PRC GAAP to non-distributable reserve funds, including a statutory surplus fund and a discretionary surplus fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as a statutory surplus fund until such appropriations for the fund equal 50% of the registered capital of the applicable entity. The appropriation for the discretionary surplus fund is at the Company’s discretion as determined by the Board of Directors of each entity.

Upon certain regulatory approvals and subject to certain limitations, the general reserve fund and the statutory surplus fund can be used to offset prior year losses, if any, and can be converted into paid-in capital of the applicable entity.

For the years ended December 31, 2010, 2011 and 2012, profit appropriation to the statutory surplus fund was approximately $nil, $3.6 million and $nil, respectively, and there was no profit appropriation to the general reserve fund for any of those years.

Earnings Per Share	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARE [Abstract]
Earnings Per Share

23. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net income per share for the years indicated (in thousands except per share data):

	For the year ended December 31,
	2010	2011	2012
Numerator:
Net income attributable to Changyou.com Limited	$194,683	$245,456	$282,400
Numerator for basic earnings per share	194,683	245,456	282,400
Numerator for diluted earnings per share	194,683	245,456	282,400
Denominator:
Weighted average number of ordinary shares outstanding—basic	103,792	104,854	105,656
Incremental shares from treasury stock method – restricted shares units	2,447	1,746	1,136

Weighted average number of ordinary shares outstanding—diluted	106,239	106,600	106,792

Basic net income per share	$1.88	$2.34	$2.67
Diluted net income per share	$1.83	$2.30	$2.64

There were no potential ordinary shares that were anti-dilutive and excluded from the calculation of diluted net income per share for any of the years presented.

Segment Information	12 Months Ended
Dec. 31, 2012
SEGMENT INFORMATION [Abstract]
Segment Information

24. SEGMENT INFORMATION

The Group has determined that it currently operates in the following principal reportable segments: (1) online game and (2) the 17173 Business. Others consists of cinema advertising only.

Year Ended December 31, 2012

(in thousands)

	Online game	17173 Business	Others	Eliminations and adjustments	Consolidated
Revenues(1):
Online game	570,533	4,307	—	(187)	574,653
Online advertising	—	45,727	—	(3,202)	42,525
Others	—	—	6,251	—	6,251

Total revenues	570,533	50,034	6,251	(3,389)	623,429
Cost of revenues:
Online game	76,193	1,696	—	(187)	77,702
Online advertising	—	6,468	—	—	6,468
Others	—	—	20,046	—	20,046
SBC (2) in cost of revenues	239	67	—		306

Total cost of revenues	76,432	8,231	20,046	(187)	104,522

Gross profit	494,101	41,803	(13,795)	(3,202)	518,907
Operating expenses:
Product development	70,386	1,378	137	—	71,901
Sales and marketing	51,584	6,629	5,302	(3,202)	60,313
General and administrative	30,013	995	1,323	—	32,331
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	1,670	—	1,236	—	2,906
SBC (2) in operating expenses	3,258	105	—	—	3,363

Total operating expenses	156,911	9,107	7,998	(3,202)	170,814

Operating profit	337,190	32,696	(21,793)	—	348,093
Interest income	15,855	11	16	—	15,882
Foreign currency exchange loss	(558)	—	—	—	(558)
Interest expense	(2,243)	—	—	—	(2,243)
Other expense	(51)	—	(122)	—	(173)

Income before income tax expense	350,193	32,707	(21,899)	—	361,001
Income tax expense	67,748	—	(343)	—	67,405

Net income	282,445	32,707	(21,556)	—	293,596
Less: Net income attributable to the mezzanine classified non-controlling interest	11,196	—	—	—	11,196

Net income attributable to Changyou.com Limited	271,249	32,707	(21,556)	—	282,400

Year Ended December 31, 2011

(in thousands)

	Online game	17173 Business	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$435,512	$44,981	$10,853	$(6,770)	$484,576
Segment cost of revenues	49,735	3,764	13,783	—	67,282
SBC (2) in cost of revenues	102	128	—	—	230

Total cost of revenues	49,837	3,892	13,783	—	67,512

Gross profit (loss)	385,675	41,089	(2,930)	(6,770)	417,064
Operating expenses:
Product development	47,234	2,139	466	—	49,839
Sales and marketing	48,241	2,015	5,447	(6,770)	48,933
General and administrative	23,149	2,394	1,613	—	27,156
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	—	—	5,420	—	5,420
SBC (2) in operating expenses	5,354	411	—	122	5,887

Total operating expenses	123,978	6,959	12,946	(6,648)	137,235

Operating profit (loss)	261,697	34,130	(15,876)	(122)	279,829
Interest income	11,916	—	17	—	11,933
Foreign currency exchange loss	(618)	—	—	—	(618)
Interest expense	(7)	—	—	—	(7)
Other income	267	2	188	—	457

Income before income tax expense	273,255	34,132	(15,671)	(122)	291,594
Income tax expense(credit)	40,965	2,732	(117)	—	43,580

Net income	232,290	31,400	(15,554)	(122)	248,014
Less: Net income attributable to the mezzanine classified non-controlling interest	2,558	—	—	—	2,558

Net income attributable to Changyou.com Limited	$229,732	$31,400	$(15,554)	$(122)	$245,456

Year Ended December 31, 2010 (in thousands)
	Online game	17173 Business	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$327,153	$31,552	$—	$(4,599)	$354,106
Segment cost of revenues	29,658	2,918	—	—	32,576
SBC (2) in cost of revenues	194	236	—	—	430

Total cost of revenues	29,852	3,154	—	—	33,006

Gross profit	297,301	28,398	—	(4,599)	321,100
Operating expenses:
Product development	33,519	1,909	—	—	35,428
Sales and marketing	40,782	2,459	—	(4,599)	38,642
General and administrative	13,752	1,708	—	—	15,460
SBC (2) in operating expenses	8,400	717	—	15	9,132

Total operating expenses	96,453	6,793	—	(4,584)	98,662

Operating profit	200,848	21,605	—	(15)	222,438
Interest income	4,194	—	—	—	4,194
Foreign currency exchange loss	(527)	—	—	—	(527)
Interest expense	(39)	—	—	—	(39)
Other (expense) income	(1,394)	1	—	—	(1,393)

Income before income tax expense	203,082	21,606	—	(15)	224,673
Income tax expense	28,178	1,812	—	—	29,990

Net income	$174,904	$19,794	$—	$(15)	$194,683

Note (1):	The intercompany elimination for segment revenues mainly consists of sales and marketing services provided by the 17173 Business to the online game segment.
Note (2):	“SBC” stands for share-based compensation expense.

	As of December 31, 2012 (in thousands)
	Online game	17173 Business	Others	Intercompany Eliminations	Consolidated
Cash and cash equivalents	$360,377	$2,449	$3,813	$—	$366,639
Restricted time deposits	246,599	—	—	—	246,599
Accounts receivable, net	14,558	7,617	1,189	—	23,364
Fixed assets, net	62,019	2,253	556	—	64,828
Intangible assets, net	29,575	188	24,486	—	54,249
Goodwill	116,992	17,929	—	—	134,921

Total assets (1)	$1,020,899	$44,480	$5,602	$43,532	$1,114,513

	As of December 31, 2011 (in thousands)
	Online game	17173 Business	Others	Intercompany Eliminations	Consolidated
Cash and cash equivalents	$326,961	$—	$3,450	$—	$330,411
Accounts receivable, net	7,744	—	3,582	—	11,326
Fixed assets, net	65,266	2,737	391	—	68,394
Intangible assets, net	36,508	632	11,301	—	48,441
Goodwill	116,731	17,885	—	—	134,616

Total assets (1)	$729,813	$21,788	$18,803	$(17,331)	$753,073

Note (1):	The intercompany elimination for segment assets mainly consists of an operating funds loan to and long term investment in the others.

Related Party Transactions	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS [Abstract]
Related Party Transactions Disclosure

25. RELATED PARTY TRANSACTIONS

The table below sets forth major related parties and their relationships with the Group.

Company name	Relationship with the Group
Sohu	Under common control of Sohu.com
Zhou You	An equity investee of the Company
Jin Dian	A controlled company by a member of board

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the 17173 Business for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group’s operation of the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011, was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. See Note 6—BUSINESS COMBINATIONS—Acquisition of the 17173 Business”.

On November 29, 2011, the Group and Sohu separately entered into a services agreement and an online links and advertising agreement (together, the “Services and Advertising Agreements”), pursuant to which Sohu provide links and advertising space and technical support to the Group, including the provision and maintenance of user log-in, information management and virtual currency payment systems of the 17173 Business. The Services and Advertising Agreements provide for a term of twenty-five years for the virtual currency payment system services, and an initial term of three years for all the other relevant services and links and advertising space, and involve aggregate fees to Sohu of approximately $30 million. Under the Services and Advertising Agreements, the Group may renew certain rights for a subsequent term of twenty-two years, and may obtain a perpetual software license in respect of the information management system and the user log-in system following the expiration of the three-year term, subject to the Group’s payment to Sohu of additional fees of up to approximately $5 million in the aggregate. During the years ended December 31, 2010, 2011 and 2012, significant related party transactions were as follows:

	For the year ended December 31, (in thousands)
Transactions with Sohu	2010	2011	2012
Services provided by Sohu
Sales and marketing services provided by Sohu	$7,459	$6,002	$14,026
Corporate expenses	1,486	1,483	27
Other service provided by Sohu	22	37	50
Acquisition of the 17173 Business
Acquisition of the 17173 Business from Sohu	—	163,784	—

	For the year ended December 31, (in thousands)
Transactions with Jin Dian	2010	2011	2012
Advertising slots provided by Shi Dai Jin Dian Cinema Investing Co., Ltd, or Jin Dian	$—	$763	$1,552

	For the year ended December 31, (in thousands)
Transactions with Zhou You	2010	2011	2012
Royalty fees to Zhou You for a licensed game	$906	$—	$—

As of December 31, 2010, 2011 and 2012, the amounts due to related parties were as follows:

	As of December 31, (in thousands)
	2010	2011	2012
Due to Sohu (2010, 2011 and 2012, mainly arising from expenses charged from Sohu for sales and marketing services)	$5,155	$4,962	$—
Notes payable to Sohu	—	16,007	—
Due to Jin Dian	—	2,354	4,191
Due to Zhou You (royalty fees payable to Zhou You)	453	476	322

On December 15, 2011, the Group issued a promissory note to Sohu with a principal amount of $16 million to settle part of the consideration for the Group’s acquisition of the 17173 Business. The promissory note bore interest of 1% per annum and was repayable within one year. The principal of the promissory note was repaid in November 2012.

As of December 31, 2010, 2011 and 2012, amounts due from and prepayment to related parties were as follows:

	As of December 31, (in thousands)
	2010	2011	2012
Due from Sohu (mainly arising from customer advances collected by Sohu on behalf of the Group)	$312	$—	$495
Shareholder loan to Shanghai Jingmao	4,983	—	—
Short-term and long-term prepayment to Sohu under Services and Advertising agreements	—	—	20,239

The transactions are measured at the amount of consideration established and agreed to by the related parties, which approximates amounts charged to third parties. Allocations from Sohu are based on a variety of factors and are dependent on the nature of the expenses being allocated. These balances are interest free and settleable on demand.

Shareholder loan to Shanghai Jingmao of $5.0 million consisted of interest-free advances for working capital purposes. At the end of January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate. With control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate’s financial statements on February 1, 2011.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies Disclosure

26. COMMITMENTS AND CONTINGENCIES

The Group has future rental commitments related to its bandwidth leasing charges, office rental, services and advertising agreements with Sohu, fees of online games development service performed by third parties and purchase fees of in-progress online games developed by third-parties recorded in operating expenses and certain other services as follows:

	Bandwidth leasing (in thousands)	Office rental (in thousands)	Fees of games development service and in-progress games (in thousands)	Others (in thousands)
2013	$5,255	$5,660	$2,013	$843
2014	625	2,151	2,293	—
2015 and thereafter	30	577	254	—

Total minimum payments required	$5,910	$8,388	$4,560	$843

Rental expenses, including bandwidth leasing charges and office rental, were approximately $8.4 million, $17.7 million, and $23.1 million, respectively, for the years ended December 31, 2010, 2011 and 2012 and were charged to the statement of comprehensive income as incurred.

The Group estimated the future capital commitments related to construction of office building constructed by a third-party and certain other services as follows:

	Office building constructed by a third-party (in thousands)	Others (in thousands)
2013	$32,527	$2,138
2014	—	145
2015 and thereafter	—	60

Total minimum payments required	$32,527	$2,343

The Group did not have any other significant capital and other commitments or guarantees as of December 31, 2012.

The Group did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions as of December 31, 2012.

The Group is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the Group’s management, is likely to have a material adverse effect on the business, financial condition or results of operations.

The Group has not recorded any legal contingencies as of December 31, 2012.

Restricted Net Assets	12 Months Ended
Dec. 31, 2012
RESTRICTED NET ASSETS [Abstract]
Restricted Net Assets

27. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit payment of dividends by PRC-based operating entities, such as AmazGame, Gamease, Guanyou, Guanyou Gamespace, 7Road Technology, Shenzhen 7Road, Yan Fan Jing He, ICE Information and Shanghai ICE, only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, a PRC-based operating entity is required to annually appropriate 10% of net after-tax income to the statutory surplus reserve fund (see Note 22) prior to payment of any dividends, unless such reserve funds have reached 50% of the entity’s registered capital. As a result of these and other restrictions under PRC laws and regulations, PRC-based operating entities are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. Even though the Company currently does not require any such dividends, loans or advances from PRC-based operating entities for working capital and other funding purposes, the Company may in the future require additional cash resources from PRC-based operating entities due to changes in business conditions, to fund future acquisitions and development, or to declare and pay dividends to or distribution to its shareholders.

Subsequent Events	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

28. SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through February 28, 2013, which is the date the financial statements were issued, with no material events or transactions needing recognition or disclosure found.

Additional Information - Condensed Financial Statements	12 Months Ended
Dec. 31, 2012
ADDITIONAL INFORMATION - CONDENSED FINANCIAL STATEMENTS [Abstract]
Condensed Financial Statements

29. ADDITIONAL INFORMATION—CONDENSED FINANCIAL STATEMENTS

The condensed financial statements of Changyou.com Limited have been prepared in accordance with SEC Regulation S-X Rule 5-04 and Rule 12-04.

The Company records its investments in subsidiaries under the equity method of accounting. Such investments and long-term loans to subsidiaries are presented on the balance sheet as “Interests in subsidiaries and variable interest entities” and the profit of the subsidiaries is presented as “Share of profit of subsidiaries and variable interest entities” in the statement of comprehensive income.

For the VIEs, where the Company is the primary beneficiary, the amount of the Company’s investment is included in the balance sheet as “Interests in subsidiaries and variable interest entities” and the profit or loss of the VIEs is included in “Share of profit of subsidiaries and variable interest entities” in the statement of comprehensive income.

The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these financial statements should be read in conjunction with the notes to the Consolidated Financial Statements of the Company. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2011 and 2012, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except for those, if any, which have been separately disclosed in the consolidated financial statements.

Financial information of Changyou.com Limited

Condensed Balance Sheets

(In thousands, except par value)

	As of December 31,
	2011	2012
	US$	US$
Assets
Current assets:
Cash and cash equivalents	9,663	10,674
Prepaid and other current assets	52	19

Total current assets	9,715	10,693
Interests in subsidiaries and variable interest entities	505,628	809,956

Total assets	515,343	820,649

Liabilities and shareholders’ equity
Short-term bank loans	—	113,000
Accrued liabilities	482	411

Total current liabilities	482	113,411
Long-term bank loans	—	99,353

Total liabilities	482	212,764

Shareholders’ equity
Class A ordinary shares par value $0.01, 200,000 authorized; 20,733 and 21,494 issued and outstanding as of December 31, 2011 and 2012, respectively	207	215
Class B ordinary shares par value $0.01, 97,740 authorized; 84,290 and 84,290 issued and outstanding as of December 31, 2011 and 2012, respectively	843	843
Additional paid-in capital	78,128	88,626
Statutory reserves	9,351	9,351
Retained earnings	391,584	470,717
Accumulated other comprehensive income	34,748	38,133

Total shareholders’ equity	514,861	607,885

Total liabilities and shareholders’ equity	515,343	820,649

Financial information of Changyou.com Limited

Condensed Statements of Comprehensive Income

(In thousands)

	For the year ended December 31,
	2010	2011	2012
	US$	US$	US$
Operating expenses:
General and administrative	2,039	1,969	3,195

Total operating expenses	2,039	1,969	3,195

Operating loss	(2,039)	(1,969)	(3,195)
Share of profit of subsidiaries and variable interest entities	196,683	247,399	287,251
Interest income (expense), net	39	26	(1,656)

Income before income tax expense	194,683	245,456	282,400

Net income	194,683	245,456	282,400
Other comprehensive income: Foreign currency translation adjustment	10,291	21,867	3,385

Comprehensive income	204,974	267,323	285,785

Condensed Statement of Cash Flows

(In thousands)

	For the year ended December 31,
	2010	2011	2012
	US$	US$	US$
Net cash used in operating activities	(1,861)	(1,937)	(4,893)
Cash flows from investing activities:
Shareholder loans to subsidiaries	(9,940)	(13,014)	(5,574)

Net cash used in investing activities	(9,940)	(13,014)	(5,574)
Cash flows from financing activities:
Proceeds of bridge loans from offshore banks	—	—	212,353
Dividend distributed to shareholders	—	—	(200,875)

Net cash provided by financing activities	—	—	11,478

Net (decrease) increase in cash and cash equivalents	(11,801)	(14,951)	1,011

Cash and cash equivalents at beginning of year	36,415	24,614	9,663

Cash and cash equivalents at end of year	24,614	9,663	10,674

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Basis of Presentation and Consolidation

a. Basis of presentation and consolidation

The consolidated financial statements have been prepared on a historical cost basis to reflect the financial position and results of operations of the Company in accordance with U.S. GAAP and on a going concern basis.

The consolidated financial statements include the financial statements of the Company and its controlled operating entities including the subsidiaries and the VIEs. All inter-company balances and transactions within the Group have been eliminated on consolidation.

The Company has adopted the guidance of accounting for VIEs, which requires VIEs to be consolidated by the primary beneficiary of the entity. The Company’s management made evaluations of the relationships between the Company and its VIEs and the economic benefit flow of contractual arrangements with the VIEs. In connection with such evaluation, management also took into account the fact that, as a result of such contractual arrangements, the Group controls the shareholders’ voting interests in the VIEs. As a result of such evaluation, management concluded that the Group is the primary beneficiary of its VIEs. As a result, the Company consolidates all of its VIEs in its consolidated financial statements. Please refer to Note 3 – “VARIABLE INTEREST ENTITIES” for more details.

Because of the Company’s acquisition on December 15, 2011 of the 17173 Business, which is under common control by Sohu with the Company, the Company’s consolidated financial statements as of and for the years ended December 31, 2010, and 2011 incorporate the results of operations of the combining entities and businesses as to which the common control combination occurred as if the combining entities and businesses had been combined from the date when they first came under the control of Sohu, the controlling party. The Company’s financial statements as of and for the year ended December 31, 2010 have been restated accordingly.

Certain acquired assets of the combining entities and businesses were combined using the existing book values from the perspective of Sohu, the controlling party. No amount was recognized in consideration of goodwill or for the excess of Changyou’s interest in the net fair value of the 17173 Business’s identifiable assets, liabilities and contingent liabilities over cost at the time of the common control combination, to the extent of the continuation of Sohu’s interest.

ASC subtopic 805-50 provides that the consolidated statements of comprehensive income should include the results of each of the combining entities and businesses from the earliest date presented or, if more recent, from the date when the combining entities and businesses first came under common control, regardless of the date of the common control combination.

Use of Estimates

b. Use of estimates

The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. Significant judgments and estimates include accounting for the basis of consolidation, the recognition of revenues, the determination of share-based compensation expense, the determination of the fair value of identifiable assets and liabilities acquired through business combination, the determination of the fair value of contingent consideration, the determination of the fair value of mezzanine equity, the determination of segment aggregation, assessment of income tax and valuation allowances against deferred tax assets, determination of allowance of doubtful accounts, assessment of impairment of intangible assets, fixed assets, other assets, equity investments and goodwill and the determination of functional currencies.

Fair Value Measurement

c. Fair value measurement

The Company’s financial instruments include cash equivalents, restricted time deposits, accounts receivable, short-term investments, prepaid and other current assets, long-term prepayment in non-current assets, short-term and long-term accounts payable, receipts in advance and deferred revenue, accrued liabilities to suppliers, short-term and long-term bank loans and other accrued liabilities. For fair value measurement, U.S. GAAP establishes a three-tier hierarchy which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—other inputs that are directly or indirectly observable in the marketplace.

Level 3—unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Cash and Cash Equivalents	d. Cash and cash equivalents The Company’s cash equivalents mainly consist of time deposits placed with banks with an original maturity of three months or less.
Restricted Time Deposits - Bridge Loans from Offshore Banks, Secured by Time Deposits

e. Restricted time deposits - Bridge loans from offshore banks, secured by time deposits

The bridge loans from the offshore branches of the lending banks are classified as short-term bank loans or long-term bank loans based on their repayment period. The rates of interest under the loan agreements with the lending banks were determined based on the prevailing interest rates in the market. The RMB onshore deposits securing the offshore loans are treated as restricted time deposits on the Company’s consolidated balance sheets. Restricted time deposits are valued based on the prevailing interest rates in the market.

Accounts Receivable, Net

f. Accounts receivable, net

The carrying value of accounts receivable is reduced by an allowance that reflects the Company’s best estimate of the amounts that will not be collected. The Company makes estimates of the collectability of accounts receivable. Many factors are considered in estimating the general allowance, including reviewing delinquent accounts receivable, performing aging analyses and customer credit analyses, and analyzing historical bad debt records and current economic trends. Additional allowance for specific doubtful accounts might be made if the Company’s customers are unable to make payments due to their deteriorating financial conditions. As of December 31, 2011 and 2012, the provision for bad debt was $2.1 million and $3.1 million, respectively.

Short-term Investments

g. Short-term investments

In accordance with ASC 825, for investments in financial instruments with a variable interest rate indexed to the performance of underlying assets, the Company elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in the fair value are reflected in the consolidated statements of comprehensive income. To estimate fair value, the Company refers to the quoted rate of return provided by banks at the end of each period using discounted cash flow method. Since these investments’ maturity dates are within one year, they are classified as short-term investments. For the years ended December 31, 2010, 2011 and 2012, the Company recorded changes in the fair value of short-term investments in the consolidated statements of comprehensive income of $nil, $659,000 and $1.5 million, respectively.

Fixed Assets and Depreciation

h. Fixed assets and depreciation

Fixed assets, comprising office buildings, computer equipment (including servers), and leasehold improvements are stated at cost less accumulated depreciation and impairment. Fixed assets are depreciated at rates sufficient to write off their costs less impairment, if any, over the estimated useful lives of the assets on a straight-line basis, with no residual value. The estimated useful lives are as follows:

Estimated useful life
Office building	47 years
Computer equipment (including servers)	4 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Office furniture	5 years
Vehicles	4-10 years

Expenditure for maintenance and repairs is expensed as incurred.

The gain or loss on the disposal of fixed assets is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in operating expenses in the consolidated statements of comprehensive income.

As of December 31, 2011 and 2012, the original costs of fully depreciated assets which are still in use were $7.6 million and $15.0 million, respectively.

Intangible Assets

i. Intangible assets

Intangible assets, comprising operating rights for licensed games, computer software purchased from unrelated third parties, developed technologies, trademarks and domain names, cinema advertising slot rights and other finite-lived intangible assets, which are separable from the fixed assets, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of the assets.

Equity Investments

j. Equity investments

Investments in entities over which the Company does not have significant influence are recorded as equity investments and are accounted for by the cost method. Investments in entities over which the Company has significant influence but does not control are also recorded as equity investments and are accounted for by the equity method. Under the equity method, the Company’s share of the post-acquisition profits or losses of the equity investment is recognized in the Company’s consolidated statements of comprehensive income; and the Company’s share of post-acquisition movements in equity investments is recognized in equity in the Company’s consolidated balance sheets. Unrealized gains on transactions between the Company and its equity investments are eliminated to the extent of the Company’s interest in the equity investments. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an equity investment equals or exceeds its interest in the equity investment, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the equity investee.

Goodwill

k. Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and VIEs.

The Company tests goodwill for impairment at the reporting unit level on an annual basis as of October 1, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. Commencing in September 2011, in accordance with the FASB revised guidance on “Testing of Goodwill for Impairment,” a company first has the option to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the company decides, as a result of its qualitative assessment, that it is more-likely-than- not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is mandatory. Otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

If the carrying amount of reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss should be recognized in an amount equal to that excess. The goodwill impairment losses for the years ended December 31, 2010, 2011 and 2012 were $nil, $5.2 million and $nil, respectively.

Impairment of Long-lived Assets and Intangible Assets

l. Impairment of long-lived assets and intangible assets

The carrying amounts of long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to future undiscounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. The Company tests impairment of long-lived assets and intangible assets at the reporting unit level when impairment indicator appeared and recognizes impairment in the event that the carrying value exceeds the fair value of each reporting unit. The impairment charges of intangible assets recorded in product development expense and cost for the years ended December 31, 2010, 2011 and 2012 were $2.9 million, $1.1 million, and $5.7 million, respectively. The impairment charges of acquired intangibles via acquisition of businesses expense for the year ended December 31, 2010, 2011 and 2012 were $nil, $219,000 and $2.9 million, respectively.

Receipts in Advance and Deferred Revenue

m. Receipts in advance and deferred revenue

For MMOG operations revenue, proceeds received from sales of prepaid game cards form the basis of the revenues and are initially recorded as receipts in advance from players and are transferred from receipts in advance to deferred revenues when the prepaid cards are activated or charged by the players to their respective personal game accounts. For overseas licensing revenue, deferred revenue represents the unamortized balance of initial license fees paid by overseas licensees.

Following the acquisition of 7Road, deferred revenues from 7Road’s Web game operations mainly represent the unamortized balance of initial license fees paid by certain third-party joint operators of 7Road’s Web games and unrecognized revenue-sharing related to virtual items that are not consumed. In cases where the joint operation agreement with joint operator requires 7Road to set up and maintain the servers to host the Web games for the users, 7Road is obliged to provide on-going services to users and the Company recognizes revenue when virtual items are consumed. For a discussion of revenue recognition with respect to 7Road’s Web game operations, see “Web games developed by 7Road” in Note 4(q).

For the online advertising business, cash payments, which are received in advance of the delivery of online advertising services pursuant to applicable advertising contracts, are recorded as receipts in advance.

Contingent Consideration

n. Contingent Consideration

The acquisition of 7Road includes a contingent consideration arrangement that requires additional consideration to be paid by the Group based on the future financial performance of 7Road through December 31, 2012. The range of the undiscounted amounts the Company could pay under the contingent consideration agreement is between $nil and $32.76 million. The fair value of the contingent consideration of $28.05 million recognized on the acquisition date was estimated by an independent valuation firm, with the income approach applied. There were no indemnification assets involved. As of the end of 2012, 7Road had exceeded the financial performance milestones and as a result changes in the fair value of the contingent consideration of $2.2 million were recognized in other expense for the year ended December 31, 2012.

Mezzanine Equity

o. Mezzanine Equity

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones before the expiry of the put option and 7Road does not complete an initial public offering on NASDAQ, the New York Stock Exchange or The Stock Exchange of Hong Kong. The put option will expire in 2014. Since the occurrence of the put is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company’s consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii). See Note 19 – “MEZZANINE EQUITY.”

The estimated redemption value of the mezzanine equity is re-measured at each reporting date and the change in the redemption value was recognized prospectively over the period from the date of the change in estimate to the earliest exercise date of the put right as an adjustment in net income attributable to mezzanine classified non-controlling interests.

Foreign Currency Translation

p. Foreign currency translation

The Company’s functional and reporting currency is the United States dollar (“U.S. dollar”). The functional currency of the Company’s subsidiaries and VIEs in China is the Renminbi (“RMB”). The functional currency of the Company’s subsidiary in the United Kingdom is the British Pound, the functional currency of the Company’s subsidiary in Malaysia is the Malaysian Ringgit, the functional currency of the Company’s subsidiary in Korea is the South Korean Won, the functional currency of the Company’s subsidiaries in the British Virgin Islands, Hong Kong and the United States of America is the U.S. dollar. Accordingly, assets and liabilities of the China subsidiaries and VIEs are translated at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average exchange rates for RMB to U.S. dollars in effect during the reporting period. Gains and losses resulting from foreign currency translation to reporting currency are recorded in accumulated other comprehensive income in the consolidated statements of shareholders’ equity for the years presented.

Foreign currency transactions are translated at the applicable rates quoted by the People’s Bank of China (“PBOC”) prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are re-measured at the applicable rates of exchange in effect at that date. Gains and losses resulting from foreign currency re-measurement are included in the consolidated statements of comprehensive income.

Revenue Recognition

q. Revenue recognition

Online Game Revenues

MMOG operations

The Group earns revenue through providing MMOGs to players pursuant to the item-based revenue model. Under the item-based model, the basic game play functions are free of charge and players are charged for purchases of in-game virtual items.

Game operations revenues are collected by the Company’s VIEs through the sale of the Group’s prepaid cards, which the Group sells in both virtual and physical forms to third-party distributors and players. Proceeds received from sales of prepaid cards are initially recorded as receipts in advance from customers and, upon activation or charge of the prepaid cards, are transferred from receipts in advance from customers to deferred revenues. As the Group does not have control of, and generally does not know, the ultimate selling price of the prepaid cards sold by distributors, net proceeds from distributors form the basis of revenue recognition.

Under the item-based revenue model, revenue is recognized over the estimated lives of the virtual items purchased or as the virtual items are consumed. If different assumptions were used in deriving the estimated lives of the virtual items, the timing in which the Group records its revenues would be impacted.

Revenues are recorded net of business tax, discounts and rebates to distributors.

Prepaid cards will expire two years after the date of card production if they have never been activated. The proceeds from the expired game cards are recognized as revenue upon expiration of cards.

Once the prepaid cards are activated and credited to a player’s personal game account, they will not expire as long as the personal game account remains active. The Group is entitled to suspend and close a player’s personal game account if it has been inactive for a period of 180 consecutive days. The unused balances in an inactive player’s personal game account are recognized as revenues when the account is suspended and closed.

For the years ended December 2010, 2011 and 2012, the Group recognized revenues in connection with expired un-activated prepaid cards and unused balances in inactive accounts of approximately $712,000, $964,000 and $627,000, respectively.

Web games developed by 7Road

The Group began generating Web game revenue after its acquisition of a controlling interest in 7Road in May 2011. Through December 31, 2011, 7Road’s revenues were derived entirely from revenue-sharing payments from third-party joint operators of its games and license fees from certain of these joint operators. Beginning in the year ended December 31, 2012, 7Road also derives revenues from direct operation of Wartune on its own website for the game, which was launched in May 2012. The games developed by 7Road are operated primarily under the item-based revenue model, in which game players can access the games free of charge, but may purchase consumable virtual items, including those with a predetermined expiration time, or perpetual virtual items, such as certain costumes that stay bound to a game player throughout the life of the game. In certain of its joint operation arrangements, 7Road provides its games and related services to a third-party joint operator at no upfront fee. In these arrangements, 7Road is entitled to a single stream of revenue-sharing payments from the joint operator when game players convert the joint operator’s virtual currency into 7Road’s game coins or purchase its game coins directly through such operator’s website or game platform. Certain of the joint operators pay 7Road license fees for the exclusive right to operate its games in specified geographic areas or upon achievement of certain performance milestones from the joint operators’ operation of the games. Certain of the joint operators also pay 7Road license fees for the right to be among a selected few who will have the initial right ahead of other operators to jointly operate the games in China during a specified period after their launch.

When 7Road’s games are jointly operated through the websites or platforms of third-party joint operators, 7Road views the third-party joint operators as its customers and recognizes revenues on a net basis as 7Road does not have the primary responsibility for fulfillment and acceptability of the game services. The games may be hosted either on the third-party operators’ servers or on servers that 7Road owns or leases from Internet data centers. For arrangements where the game is hosted on the joint operators’ servers, the game is delivered to the joint operators at the commencement of the joint operation period. The amount of revenue is recognized at the time of conversion, using a usage-based model under ASC 985-605, “Software—Revenue Recognition” and is measured based on the portion to which 7Road is entitled of the amount of game players’ purchase of 7Road’s game coins through the joint operators’ websites or game platforms. For arrangements where the game is hosted on 7Road’s servers, 7Road accounts for multiple elements under ASC 605-25, “Revenue Recognition—Multiple Element Arrangements,” as the joint operators have the right to obtain the games’ software without penalty, and it is technically feasible for them to host the software. There are two separate units of accounting identified as (i) the game and related service elements and (ii) the hosting service element. The game and related service elements are accounted for under ASC 985-605 and for the hosting services which are accounted for under ASC 605, revenue is recognized over the implicit service period during which 7Road is obligated to provide access to the server for the game players of the joint operators’ platforms to be able to consume virtual items.

For 7Road’s direct operation of its Web game Wartune (also known as Shen Qu) through its website for the game, 7Road recognizes revenues on a gross basis as 7Road has the primary responsibility for fulfillment and acceptability of the game services. 7Road is obligated to provide on-going services to the game players, and such obligation is not deemed to be inconsequential and perfunctory after game players purchase its game coins directly through its Website for Wartune. Therefore, 7Road’s revenues from direct operation of Wartune on its website for the game are first recorded as deferred revenues and subsequently recognized as revenue over the service period during which 7Road is obligated to provide services to the game players to enable them to consume their virtual items.

For 7Road’s license revenue for the exclusive right, 7Road does not include any hosting services and are accounted for under ASC 985-605, “Software—Revenue Recognition.” Since the Group is required to provide when-and-if-available updates and upgrades to the Joint Operators during the contract terms for which the Group does not have vendor-specific objective evidence of fair value, such license fees are initially recorded as deferred revenue and then recognized as revenue ratably over the contract periods from the date the game is launched, or in the case of license fees contingent upon achievement of performance milestone, over the remaining contract periods commencing from the date on which such milestones are achieved. In addition, license revenue for initial right ahead of other operators are recognized ratably over the specified exclusive operation periods.

All of 7Road’s game domestic revenues from the joint operation of its games within China, which are generated through Shenzhen 7Road, are subject to 17% PRC VAT, and that Shenzhen 7Road, as a “software enterprise,” is entitled to a 14% VAT refund immediately upon the filing of its VAT returns, with the result that 7Road’s net effective PRC VAT rate is 3%. The amounts of PRC VAT included in 7Road’s revenues for the years ended December 31, 2012 were $8.8 million, compared to $1.9 million after the acquisition of 7Road in May 2011.

Overseas licensing

The Group enters into licensing arrangements with overseas licensees to operate the Group’s MMOGs in other countries or regions. These licensing agreements provide two revenue streams, consisting of an initial license fee and a monthly revenue-based royalty fee based on monthly revenue and sales from ancillary products of the games. The initial license fee is based on both a fixed amount and additional amounts receivable upon the game’s achieving certain sales targets. Since the Group is obligated to provide post-sales services such as technical support and provision of updates and when-and-if-available upgrades to the licensees during the license period, the initial license fee from the licensing arrangement is recognized as revenue ratably over the license period. The fixed amount of the initial license fee is recognized ratably over the remaining license period from the launch of the game and the additional amount is recognized ratably over the remaining license period from the date such additional amount is certain. The monthly revenue-based royalty fee is recognized when relevant services are delivered, provided that collectability is reasonably assured.

Online Advertising Revenues

The Group’s online advertising revenues are generated from the 17173 Business. A contract is signed to establish a fixed price and the advertising services to be provided. Based on the contracts, the 17173 Business provides advertisement placements on its Websites and/or in different formats, including, among other things, banners, links, logos, buttons, rich media and content integration.

To determine the method of recognition of online advertising revenue, prior to entering into contracts, management makes a credit assessment of the customer to assess the collectability of the contract. For those contracts for which collectability is determined to be reasonably assured, revenue is recognized ratably over the period during which the advertising services are provided and when all revenue recognition criteria are met. For those contracts for which collectability is determined to not be reasonably assured, revenue is recognized only when the cash is received and all other revenue recognition criteria are met.

Before 2011, the 17173 Business treated multiple deliverable elements of advertising contracts as a single unit of accounting for revenue recognition purposes. On January 1, 2011, in accordance with ASU No.2009 -13, the 17173 Business began to treat advertising contracts with multiple deliverable elements as separate units of accounting for revenue recognition purposes and to recognize revenue on a periodic basis during the contract periods when each deliverable service was provided. Since the contract price is for all the deliverables under an advertising contract, the 17173 Business allocates the contract price among all the deliverables at the inception of the arrangement on the basis of their relative selling prices according to the selling price hierarchy established by ASU No.2009 -13. The 17173 Business first uses vendor-specific objective evidence of selling price, if it exists. If vendor-specific objective evidence of selling price does not exist, the 17173 Business uses third-party evidence of selling price. If neither vendor-specific objective evidence of selling price nor third-party evidence of selling price exists, the 17173 Business uses management’s best estimate of the selling price for the deliverable.

A pilot program for transition from the imposition of Business Tax to the imposition of VAT for revenues from certain industries (the “Pilot Program”) was launched in Shanghai on January 1, 2012. Starting from September 1, 2012, the Pilot Program was expanded from Shanghai to eight other cities and provinces in China, including Beijing. Online advertising revenues became subject to VAT on September 1, 2012, at a rate of 6%. Online advertising revenues are recognized after deducting agent rebates and net of VAT and related surcharges.

Others Revenues

For cinema advertising revenues, a contract is signed with the advertiser to establish a fixed price and specify advertising services to be provided. Based on the contracts, the Group provides advertisement placements in advertising slots to be shown in theatres before the screening of movies. Revenue from cinema advertising is recognized when all the recognition criteria are met. Depending on the terms of a customer contract, fees for services performed can be recognized according to two principal methods, consisting of the proportional performance method and the straight-line method. Under the proportional performance method, fees are generally recognized based on a percentage of the advertising slots actually delivered where the fee is earned on a per-advertising slot placement basis. Under the straight-line method, fees are recognized on a straight-line basis over the contract period when the fee is not paid based on the number of advertising slots actually delivered.

Presentation of PRC Value Added Tax and Business Tax

Under ASC 605-45, the presentation of taxes on either a gross basis (included in revenues and costs) or a net basis (excluded from revenues) is an accounting policy decision determined by management.

As VAT imposed on online advertising and cinema advertising revenues and VAT imposed on 7Road’s revenues deemed to be from the sale of software are considered as substantially different in nature, the Group determined that it is reasonable to apply the guidance separately for these two types of VAT. VAT payable on online advertising and cinema advertising revenues is the difference between the output VAT (at a rate of 6%) and available input VAT amount (at the rate applicable to the supplier) which is the VAT paid to suppliers in relation to the cost for provision of online advertising and cinema advertising services. On the other hand, VAT is payable by 7Road at an effect effective rate of 3% of revenues deemed to be from the sale of software, irrespective of the availability of any input VAT, under preferential VAT treatment provided to 7Road by the local tax bureau.

The Group adopted the net presentation method for its MMOG revenues, online advertising revenues and cinema advertising revenues and adopted the gross presentation method for the revenues of 7Road deemed to be derived from the sale of software.

Under net presentation methods, the revenue was net of business tax (at a rate of 5%) or value added tax (at a rate of 6%).

Under gross presentation methods, the Company present PRC VAT on a gross basis, by which VAT collected from customers at the rate of 17% is included in revenues, and the net VAT payment at the effective PRC VAT rate of 3% is included in cost of revenues, because the Company considers 7Road’s 17% VAT obligation and its entitlement to a 14% VAT refund as one integrated preferential VAT policy.

Cost of Revenues

r. Cost of revenues

Cost of online game revenues mainly consists of salary and benefits, revenue-based royalty payments to the game developers, bandwidth leasing charges, amortization of licensing fees, depreciation expenses, business tax and value-added tax which primarily arise from the revenue that AmazGame and Gamespace derive from their contractual arrangements with Gamease and Guanyou Gamespace, respectively, and other direct costs.

Cost of online advertising revenues mainly consists of salary and benefit, bandwidth leasing costs, depreciation expenses, and advertising design cost.

Other cost of revenues mainly consists of payments to theatres and film production companies for pre-film screening advertising slots and charges for impairment of intangible assets.

Product Development Expenses

s. Product development expenses

Costs incurred for the development of online games prior to the establishment of technological feasibility and costs incurred for maintenance after the online games are available for marketing are expensed when incurred and are included in product development expenses.

During the years ended December 31, 2010, 2011 and 2012, the Company did not capitalize any product development expense.

Government Grant

t. Government Grant

A government grant is recognized when the grant is received and the relevant requirements have been complied with. Government grants are generally recorded as other income, and grants for which the government stipulates specified uses are recorded as a reduction in operating expenses. For the years ended December 31, 2010, 2011 and 2012, awards from the PRC government recorded in other income were $721,000, $16,000 and $3,422,000, respectively, and awards recorded as a reduction in operating expenses were $nil, $126,000 and $158,000 respectively.

Advertising Expense

u. Advertising expense

Advertising expenses, which generally represent the cost of promotions to create or stimulate a positive image of the Company or a desire to buy the Company’s products and services, are expensed as incurred. Included in sales and marketing expense are advertising costs of $32.5 million, $33.4 million and $42.3 million, respectively, for the years ended December 31, 2010, 2011 and 2012. Advertising expenses charged from Sohu were $7.5 million, $6.0 million and $14.0 million, respectively, for the years ended December 31, 2010, 2011 and 2012.

Operating Leases

v. Operating leases

Leases for which substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Company from the leasing company are charged to the consolidated statements of comprehensive income on a straight-line basis over the lease periods.

Share-based Compensation Expense

w. Share-based compensation expense

Share-based compensation expense is for the share awards, including ordinary shares, share options, restricted shares and restricted share units, granted by the Company to employees and directors. Share-based compensation expense of employees is recognized as costs and/or expenses in the financial statements based on the fair values of the related share-based awards on their grant dates.

Changyou and 7Road both have incentive plans for the granting of share-based awards, including share options, restricted shares and restricted share units, to their employees and directors.

For share-based awards, in determining the fair value of ordinary shares, restricted shares and restricted share units granted before the shares underlying the awards were publicly traded , the income approach/discounted cash flow method with a discount for lack of marketability was applied. In determining the fair value of restricted share units granted shortly before Changyou’s initial public offering, the fair value of the underlying shares was determined based on the offering price in the initial public offering. In determining the fair value of restricted share units granted after Changyou’s initial public offering, the public market price of the underlying shares on the grant dates is applied. In determining the fair value of share options granted by Sohu to employees of Changyou prior to its initial public offering, the Company applied the Black-Scholes valuation model.

Determining the fair value of the ordinary shares not publicly traded required complex and subjective judgments regarding the Company’s projected financial and operating results, its unique business risks, the liquidity of its ordinary shares and its operating history and prospects at the time the grants were made. The assumptions used in share-based compensation expense recognition represent management’s best estimates based on historical experience and consideration to developing expectations about the future. However, these estimates involve inherent uncertainties and the application of management judgment. If factors change or different assumptions are used, the share-based compensation expense could be materially different for any period. Moreover, the estimates of fair value are not intended to predict actual future events or the value that ultimately will be realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company for accounting purposes.

Share-based compensation expense for share options, restricted shares and restricted share units granted is recognized on an accelerated basis over the requisite service period. The number of share-based awards for which the service is not expected to be rendered over the requisite period is estimated, and the related compensation expense is not recorded for that number of awards.

Income Taxes

x. Income taxes

Current income taxes are provided on the basis of income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Deferred income taxes are provided using the liability method. Under this method, deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. The deferred tax assets are reduced by a valuation allowance if it is considered based on available evidence more likely than not that some portion, or all, of the deferred tax assets will not be realized. Deferred tax liability is not recognized for undistributed earnings of PRC subsidiaries if the subsidiary has invested or will invest the undistributed earnings indefinitely.

Uncertain Tax Positions

y. Uncertain tax positions

In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.

Earnings per Share

z. Earnings per share

Basic earnings per share is computed using the weighted average number of ordinary shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the year. Potential ordinary shares consist of shares issuable upon the exercise of stock options and shares issuable upon the settlement of restricted share units. Potential ordinary shares are accounted for in the computation of diluted earnings per share using the treasury stock method. Potential ordinary shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded. Earnings per share is computed on Class A ordinary shares and Class B ordinary shares together, because both classes have the same dividend rights and the same participation rights in the Company’s undistributed earnings.

Comprehensive Income

aa. Comprehensive income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income, as presented on the accompanying consolidated balance sheets, consists of the cumulative foreign currency translation adjustment.

Segment Reporting

ab. Segment reporting

Operating segments are defined as components of an enterprise about which separate financial information is available and is evaluated regularly by the chief operating decision maker (“CODM”), or a decision making group, in deciding how to allocate resources and in assessing performance. The Company’s CODM is its Chief Executive Officer.

The Company’s organizational structure is based on a number of factors that the CODM uses to evaluate, view and run the Company’s business operations, which include, but are not limited to, customer base, homogeneity of products and technology. The Company’s operating segments are based on its organizational structure and information reviewed by the Company’s CODM to evaluate the operating segment results.

The Company has determined that the business segments that constitute its primary reportable segments are the online game segment, which consists of MMOGs and Web games, and the 17173 Business segment, which consists of the online advertising business.

Before 2011, the Group principally engaged in the development, operation and licensing of MMOGs and operated and managed this business as a single segment. In 2011, Changyou expanded its business by acquisitions in the Web game, online advertising and cinema advertising businesses, and generated revenues from the operations of such businesses. With the goal of optimizing the management of operations, the Company’s CODM separately reviewed key information of each of four operating segments consisting of MMOG, Web game, the 17173 Business and cinema advertising. The Company concluded that the MMOG and Web game have similar economic characteristics and meet all of the aggregation criteria that are required under ASC280 to aggregate identified operating segments. Hence the Company aggregated MMOG and Web game as one reportable segment under online game. In addition, cinema advertising is not deemed significant enough to qualify as a separate, reportable segment and therefore is included in the “others.”

Recently Issued Accounting Standards

ac. Recently issued accounting standards

In July 2012, the FASB issued revised guidance on “Testing Indefinite-Lived Intangible Assets for Impairment”. The revised guidance provides an entity the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform a quantitative impairment test by comparing the fair value with the carrying amount in accordance with ASC 350-30. The revised guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. This amendment will not have a material effect on the Group’s financial position, results of operations or liquidity.

In February 2013, the FASB issued revised guidance on “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income.” The revised guidance does not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the revised guidance requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The revised guidance is effective prospectively for reporting periods beginning after December 15, 2012 for public entities. The revised guidance will not have a material effect on the Group’s financial position, results of operations or liquidity.

Organization and Nature of Operations (Tables)	12 Months Ended
Dec. 31, 2012
ORGANIZATION AND NATURE OF OPERATIONS [Abstract]
Organization and Nature of Operations

Name of entity	Place and date of incorporation or acquisition	Effective interest held
Controlled entities:
Changyou.com (HK) Limited (“Changyou HK”)	Hong Kong, China, August 13, 2007	100%
Beijing AmazGame Age Internet Technology Co., Ltd. (“AmazGame”)	Beijing, China, September 26, 2007	100%
Changyou.com (US), Inc. (“Changyou US”)	Delaware, United States of America, January 26, 2009	100%
Changyou.com (UK) Co., Ltd. (“Changyou UK”)	London, United Kingdom of Great Britain, July 3, 2009	100%
Changyou My Sdn. Bhd (“Changyou Malaysia”)	Kuala Lumpur, Malaysia, September 10, 2009	100%
Beijing Changyou Gamespace Software Technology Co., Ltd. (“Gamespace”)	Beijing, China, October 29, 2009	100%
Changyou.com Korea Limited (“Changyou Korea”)	Seoul, Korea, January 7, 2010	100%
Beijing Yang Fan Jing He Information and Consultant Co., Ltd. (“Yang Fan Jing He”)	Beijing, China, April 22 , 2010	100%
ICE Entertainment (HK) Limited (“ICE HK”)	Hong Kong, China, acquired on May 28, 2010	100%
ICE Information Technology (Shanghai) Co., Ltd. (“ICE Information”)	Shanghai, China, acquired on May 28, 2010	100%
Shanghai Jing Mao Culture Communication Co. (“Shanghai Jingmao”)	Shanghai, China, acquired on January 25, 2011	100%
Beijing Changyou Jingmao Film & Culture Communication Co., Ltd. (“Beijing Jingmao”)	Beijing, China, acquired on January 25, 2011	100%
Shanghai Hejin Data Consulting Co., Ltd (“Shanghai Hejin”)	Shanghai, China, acquired on January 25, 2011	100%
Changyou.com Gamepower (HK) Limited (“Gamepower HK”)	Hong Kong, China, September 8, 2011	100%
Changyou.com Webgames (HK) Limited (“Webgames HK”)	Hong Kong, China, September 21, 2011	100%
7Road.com Limited (“7Road Cayman”)	Cayman Islands, incorporated on June 15, 2011	71.926%
7Road.com HK Limited (“7Road HK”)	Hong Kong, China, incorporated on July 6, 2011	71.926%
Shenzhen 7Road Network Technologies Co., Ltd. (“7Road Technology”)	Shenzhen, China, incorporated on December 1, 2011	71.926%
Kylie Enterprises Limited (“Kylie”)	British Virgin Islands, acquired on December 15, 2011	100%

VIEs:
Beijing Gamease Age Digital Technology Co., Ltd. (“Gamease”)	Beijing, China, August 23, 2007	100%
Shanghai ICE Information Technology Co., Ltd. (“Shanghai ICE”)	Shanghai, China, acquired on May 28, 2010	100%
Beijing Guanyou Gamespace Digital Technology Co., Ltd. (“Guanyou Gamespace”)	Beijing, China, August 5, 2010	100%
Shenzhen 7Road Technology Co., Ltd. (“Shenzhen 7Road”)	Shenzhen, China, acquired on May 11, 2011	71.926%

Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2012
VARIABLE INTEREST ENTITIES [Abstract]
VIEs

	As of December 31, (in thousands)
	2011	2012
Total assets	$314,538	$430,365
Total liabilities	135,325	139,952

	For the Year ended December 31, (in thousands)
	2010	2011	2012
Net revenue	$326,670	$434,018	$613,629
Net income	25,616	50,683	99,276

	For the Year ended December 31, (in thousands)
	2010	2011	2012
Net cash provided by operating activities	$32,394	$56,622	$66,739
Net cash used in investing activities	(3,682)	(80,971)	(43,087)
Net cash used in financing activities	(28,084)	—	(13,106)

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Fixed Assets, Estimated Useful Life

Estimated useful life
Office building	47 years
Computer equipment (including servers)	4 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Office furniture	5 years
Vehicles	4-10 years

Business Combinations (Tables)	12 Months Ended
Dec. 31, 2012
ICE HK and its affiliate [Member]
Business Acquisition [Line Items]
Allocation of Purchase Price/Consideration of Assets Acquired and Liabilities Assumed

As of May 31, 2010 (in thousands)
Tangible assets acquired	$4,091
Game under development	769
Other identifiable intangible assets acquired	252

Goodwill	10,258
Liabilities assumed	(8,370)

Total	$7,000

Shanghai Jingmao and its affiliate [Member]
Business Acquisition [Line Items]
Allocation of Purchase Price/Consideration of Assets Acquired and Liabilities Assumed

As of February 1, 2011 (in thousands)
Fair value of previously held 50% equity interests	$2,704
Consideration for the remaining 50% equity interests	3,036

Total consideration	5,740

Tangible assets	9,514
Identifiable intangible assets acquired	10,101
Goodwill	5,147
Liabilities assumed	(19,022)

Total	$5,740

7Road [Member]
Business Acquisition [Line Items]
Allocation of Purchase Price/Consideration of Assets Acquired and Liabilities Assumed

As of June 1, 2011 (in thousands)
Cash consideration	$68,258
Contingent consideration	28,051

Total consideration	96,309

Receivables	7,440
Other tangible assets	22,213
Completed game	20,837
Games under development	3,561
Other identifiable intangible assets acquired	986
Goodwill	103,366
Liabilities assumed	(8,983)
Fair value of non-controlling interest and put option	(53,111)

Total	$96,309

17173 Business [Member]
Business Acquisition [Line Items]
Allocation of Purchase Price/Consideration of Assets Acquired and Liabilities Assumed

As of December 31, 2011 (in thousands)
Cash consideration	$162,500
Net profit for the Transition Period	1,284

Total consideration	163,784

Inventory	534
Fixed assets	2,737
Intangible assets	632
Goodwill	17,885
Deemed dividend to Sohu	141,996

Total	$163,784

Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2012
ACCOUNTS RECEIVABLE, NET [Abstract]
Schedule of Accounts Receivable, Net

	As of December 31, (in thousands)
	2011	2012
Accounts receivable	$13,473	$26,462
Less: provision for bad debts	(2,147)	(3,098)

Net Book Value	$11,326	$23,364

Prepaid and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2012
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Schedule of Prepaid and Other Current Assets Disclosure

	As of December 31, (in thousands)
	2011	2012
Prepayment for Sohu services	$—	$10,101
Accrued interest income	234	4,242
VAT refund receivables	2,235	2,355
Rental deposits	1,899	2,307
Capitalized transaction cost	—	1,670
Employee advance	4,809	1,252
Restricted cash	—	795
Others	2,433	6,323

Total	$11,610	$29,045

Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
FIXED ASSETS, NET: [Abstract]
Schedule of Fixed Assets, Net

	As of December 31, (in thousands)
	2011	2012
Office building	$36,173	$36,261
Computer equipment (including servers)	45,360	52,349
Leasehold improvements	12,877	15,121
Office furniture	1,406	1,610
Vehicles	1,085	1,286

Total	96,901	106,627
Less: accumulated depreciation	(28,507)	(41,799)

Net book value	$68,394	$64,828

Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
INTANGIBLE ASSETS, NET [Abstract]
Schedule of Intangible Assets, Net

	As of December 31, 2012 (in thousands)
	Gross			Net
	Carrying	Accumulated		Carrying
Items	Amount	Amortization	Impairment	Amount
Operating rights for licensed games	$14,092	$(4,871)	$(4,223)	$4,998
Computer software	3,151	(1,589)	(260)	1,302
Developed technologies	27,289	(7,569)	(2,476)	17,244
Trademarks and domain names	9,215	(3,132)	(527)	5,556
Cinema advertising slot rights	71,064	(42,620)	(3,992)	24,452
Others	2,347	(714)	(936)	697

Total	$127,158	$(60,495)	$(12,414)	$54,249

	As of December 31, 2011 (in thousands)
	Gross			Net
	Carrying	Accumulated		Carrying
Items	Amount	Amortization	Impairment	Amount
Operating rights for licensed games	$11,310	$(3,310)	$(2,548)	$5,452
Computer software	3,305	(946)	—	2,359
Developed technologies	26,253	(2,750)	(993)	22,510
Trademarks and domain names	7,521	(1,037)	(219)	6,265
Cinema advertising slot rights	38,070	(28,184)	—	9,886
Others	2,647	(678)	—	1,969

Total	$89,106	$(36,905)	$(3,760)	$48,441

Intangible Assets, Future Amortization Expense

Amortization expense of intangible assets (in thousands)
2013	$27,355
2014	12,980
2015	6,805
2016	3,666
2017	1,247
Thereafter	2,196

Total expected amortization expense	$54,249

Goodwill (Tables)	12 Months Ended
Dec. 31, 2012
GOODWILL [Abstract]
Changes in Carrying Value of Goodwill

	Online Game (in thousands)	Online Advertising (in thousands)	Others (in thousands)	Total (in thousands)
Balance as of December 31, 2011
Goodwill	$116,731	$17,885	$5,201	$139,817
Accumulated impairment losses	—	—	(5,201)	(5,201)

	$116,731	$17,885	$—	$134,616

Transactions in 2012
Foreign exchange	$261	$44	$—	$305
Balance as of December 31, 2012
Goodwill	$116,992	$17,929	$5,201	$140,122
Accumulated impairment losses	—	—	(5,201)	(5,201)

	$116,992	$17,929	$—	$134,921

Other Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
OTHER ASSETS, NET: [Abstract]
Schedule of Other Assets, Noncurrent

	As of December 31, (in thousands)
	2011	2012
Prepayment for an office building	$125,696	$126,004
Prepayment for Sohu services	—	10,138
Deferred tax assets, net	3,605	5,000
Others	1,064	661

Total	$130,365	$141,803

Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENT [Abstract]
Fair Value of Financial Instruments

		Fair value measurement at reporting date using (in thousands)
Items	As of December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$178,059	$—	$178,059	$—
Restricted time deposits	246,599	—	246,599	—
Short-term investments	51,720	—	51,720	—

Total	$476,378	$—	$476,378	$—

		Fair value measurement at reporting date using (in thousands)
Items	As of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$153,222	$—	$153,222	$—
Short-term investments	17,560	—	17,560	—

Total	$170,782	$—	$170,782	$—

Receipts in Advance and Deferred Revenue (Tables)	12 Months Ended
Dec. 31, 2012
RECEIPTS IN ADVANCE AND DEFERRED REVENUE [Abstract]
Schedule of Receipts in Advance and Deferred Revenue

	As of December 31, (in thousands)
	2011	2012
Receipts in advance	$23,185	$15,074
Deferred revenue	28,715	28,585

Total	$51,900	$43,659

Other Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
OTHER ACCRUED LIABILITIES [Abstract]
Schedule of Other Accrued Liabilities, Current

	As of December 31, (in thousands)
	2011	2012
Consideration payable for business acquisitions	$13,531	$19,658
Customer deposits	—	5,258
Advance from government grants	127	3,007
Accrued transaction costs for acquisition of the 17173 Business	1,741	1,541
Others	1,457	2,695

Total	$16,856	$32,159

Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Sohu's 2000 Stock Incentive Plan [Member] | Employees of Predecessor Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Option Activity

Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2012	10	$18.41	3.28	$306
Exercised	(5)	17.65
Forfeited	—

Outstanding at December 31, 2012	5	19.12	2.31	141

Vested at December 31, 2012	5	19.12	2.31	141

Exercisable at December 31, 2012	5	19.12	2.31	141

Restricted Stock Unit Activity

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	1	$86.58
Granted	—
Vested	(1)	86.58
Forfeited	—

Unvested at December 31, 2012	—

Expected to vest thereafter	—

Sohu's 2000 Stock Incentive Plan [Member] | Employees of 17173 Business [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Option Activity

Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2012	11	$19.45	3.17	$331
Exercised	(4)	17.65
Forfeited	—

Outstanding at December 31, 2012	7	20.30	2.13	198

Vested at December 31, 2012	7	20.30	2.13	198

Exercisable at December 31, 2012	7	20.30	2.13	198

Restricted Stock Unit Activity

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	18	$61.27
Granted	—
Vested	(6)	61.27
Forfeited	(4)	61.27

Unvested at December 31, 2012	8	61.27

Expected to vest thereafter	5	61.27

Changyou's 2008 Share Incentive Plan [Member] | CEO [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Shares Activity

Restricted Shares	Number of Shares (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	2,000	$1.36
Granted	—
Vested	(2,000)	1.36

Unvested at December 31, 2012	—

Expected to vest thereafter	—

Class B Restricted Share Units to Senior Management and Certain Key Employees before Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Stock Unit Activity

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	635	$1.98
Granted	—
Vested*	(635)	1.98
Forfeited	—

Unvested at December 31, 2012	—

Expected to vest thereafter	—

*	including 405,000 shares not settled as of December 31, 2012.

ClassA Restricted Share Units to Other Employees before Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Stock Unit Activity

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	169	$8.00
Granted	—
Vested	(85)	8.00
Forfeited	(3)	8.00

Unvested at December 31, 2012	81	8.00

Expected to vest thereafter	73	8.00

ClassA Restricted Share Units to Senior Management and Changyou Employees after Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Stock Unit Activity

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2012	865	$12.99
Granted	10	12.11
Vested	(367)	12.77
Forfeited	(6)	17.78

Unvested at December 31, 2012	502	13.08

Expected to vest thereafter	481	13.04

ClassA Restricted Share Units to Employees of 17173 Business after Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Stock Unit Activity

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Fair Value
Unvested at January 1, 2012	50	$17.67
Granted	—
Vested	(14)	17.71
Forfeited	(12)	17.47

Unvested at December 31, 2012	24	17.75

Expected to vest thereafter	24	17.75

Taxation (Tables)	12 Months Ended
Dec. 31, 2012
TAXATION [Abstract]
Current and Deferred Portions of Income Tax Expense

	For the year ended December 31, (in thousands)
	2010	2011	2012
Loss from foreign entities	$(17,949)	$(13,211)	$(17,283)
Income from PRC entities	242,622	304,805	378,284

Income before income tax expenses	$224,673	$291,594	$361,001

Current income tax expense	$30,074	$43,548	$55,995
Deferred tax	(1,051)	(1,462)	9,718

Income tax expenses applicable to PRC entities	$29,023	$42,086	$65,713
Foreign withholding tax expense	967	1,494	1,692

Income tax expense	$29,990	$43,580	$67,405

Reconciliation between the Statutory CIT Rate and Group's Effective Tax Rate

	For the year ended December 31,
	2010	2011	2012
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays	(14.2)%	(16.1)%	(10.9)%
Effect of withholding taxes	0.4%	0.5%	3.7%
Changes in valuation allowance	2.2%	3.2%	2.6%
Other permanent book-tax differences	(0.1)%	2.3%	(1.7)%

Effective CIT rate	13.3%	14.9%	18.7%

Effects of Income Tax Expense Exemption and Reduction

	For the year ended December 31,
	2010	2011	2012
Tax holiday effect	$31,819	$46,910	$39,451
Basic earnings per share	$0.31	$0.45	$0.37

Significant Components of Deferred Tax Assets and Liabilities

	As of December 31, (in thousands)
	2011	2012
Deferred tax assets
Net operating loss from operations	$15,516	$25,571
Intangible assets	3,239	3,183
Accrued salary and benefits	3,670	4,538
Others	2,561	2,335

Total deferred tax assets	24,986	35,627
Less: Valuation allowance	(21,381)	(30,627)

Net deferred tax assets	$3,605	$5,000

Deferred tax liability
Related to acquired intangible assets	$5,146	$3,846
Withholding tax related to distribution of dividend	—	11,878
VAT refund	—	3,978

Net deferred tax liabilities	$5,146	$19,702

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARE [Abstract]
Schedule of Calculation of Numerator and Denominator in Earnings Per Share

	For the year ended December 31,
	2010	2011	2012
Numerator:
Net income attributable to Changyou.com Limited	$194,683	$245,456	$282,400
Numerator for basic earnings per share	194,683	245,456	282,400
Numerator for diluted earnings per share	194,683	245,456	282,400
Denominator:
Weighted average number of ordinary shares outstanding—basic	103,792	104,854	105,656
Incremental shares from treasury stock method – restricted shares units	2,447	1,746	1,136

Weighted average number of ordinary shares outstanding—diluted	106,239	106,600	106,792

Basic net income per share	$1.88	$2.34	$2.67
Diluted net income per share	$1.83	$2.30	$2.64

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
SEGMENT INFORMATION [Abstract]
Schedule of Segment Operating Information by Segment

Year Ended December 31, 2012

(in thousands)

	Online game	17173 Business	Others	Eliminations and adjustments	Consolidated
Revenues(1):
Online game	570,533	4,307	—	(187)	574,653
Online advertising	—	45,727	—	(3,202)	42,525
Others	—	—	6,251	—	6,251

Total revenues	570,533	50,034	6,251	(3,389)	623,429
Cost of revenues:
Online game	76,193	1,696	—	(187)	77,702
Online advertising	—	6,468	—	—	6,468
Others	—	—	20,046	—	20,046
SBC (2) in cost of revenues	239	67	—		306

Total cost of revenues	76,432	8,231	20,046	(187)	104,522

Gross profit	494,101	41,803	(13,795)	(3,202)	518,907
Operating expenses:
Product development	70,386	1,378	137	—	71,901
Sales and marketing	51,584	6,629	5,302	(3,202)	60,313
General and administrative	30,013	995	1,323	—	32,331
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	1,670	—	1,236	—	2,906
SBC (2) in operating expenses	3,258	105	—	—	3,363

Total operating expenses	156,911	9,107	7,998	(3,202)	170,814

Operating profit	337,190	32,696	(21,793)	—	348,093
Interest income	15,855	11	16	—	15,882
Foreign currency exchange loss	(558)	—	—	—	(558)
Interest expense	(2,243)	—	—	—	(2,243)
Other expense	(51)	—	(122)	—	(173)

Income before income tax expense	350,193	32,707	(21,899)	—	361,001
Income tax expense	67,748	—	(343)	—	67,405

Net income	282,445	32,707	(21,556)	—	293,596
Less: Net income attributable to the mezzanine classified non-controlling interest	11,196	—	—	—	11,196

Net income attributable to Changyou.com Limited	271,249	32,707	(21,556)	—	282,400

Year Ended December 31, 2011

(in thousands)

	Online game	17173 Business	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$435,512	$44,981	$10,853	$(6,770)	$484,576
Segment cost of revenues	49,735	3,764	13,783	—	67,282
SBC (2) in cost of revenues	102	128	—	—	230

Total cost of revenues	49,837	3,892	13,783	—	67,512

Gross profit (loss)	385,675	41,089	(2,930)	(6,770)	417,064
Operating expenses:
Product development	47,234	2,139	466	—	49,839
Sales and marketing	48,241	2,015	5,447	(6,770)	48,933
General and administrative	23,149	2,394	1,613	—	27,156
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	—	—	5,420	—	5,420
SBC (2) in operating expenses	5,354	411	—	122	5,887

Total operating expenses	123,978	6,959	12,946	(6,648)	137,235

Operating profit (loss)	261,697	34,130	(15,876)	(122)	279,829
Interest income	11,916	—	17	—	11,933
Foreign currency exchange loss	(618)	—	—	—	(618)
Interest expense	(7)	—	—	—	(7)
Other income	267	2	188	—	457

Income before income tax expense	273,255	34,132	(15,671)	(122)	291,594
Income tax expense(credit)	40,965	2,732	(117)	—	43,580

Net income	232,290	31,400	(15,554)	(122)	248,014
Less: Net income attributable to the mezzanine classified non-controlling interest	2,558	—	—	—	2,558

Net income attributable to Changyou.com Limited	$229,732	$31,400	$(15,554)	$(122)	$245,456

Year Ended December 31, 2010 (in thousands)
	Online game	17173 Business	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$327,153	$31,552	$—	$(4,599)	$354,106
Segment cost of revenues	29,658	2,918	—	—	32,576
SBC (2) in cost of revenues	194	236	—	—	430

Total cost of revenues	29,852	3,154	—	—	33,006

Gross profit	297,301	28,398	—	(4,599)	321,100
Operating expenses:
Product development	33,519	1,909	—	—	35,428
Sales and marketing	40,782	2,459	—	(4,599)	38,642
General and administrative	13,752	1,708	—	—	15,460
SBC (2) in operating expenses	8,400	717	—	15	9,132

Total operating expenses	96,453	6,793	—	(4,584)	98,662

Operating profit	200,848	21,605	—	(15)	222,438
Interest income	4,194	—	—	—	4,194
Foreign currency exchange loss	(527)	—	—	—	(527)
Interest expense	(39)	—	—	—	(39)
Other (expense) income	(1,394)	1	—	—	(1,393)

Income before income tax expense	203,082	21,606	—	(15)	224,673
Income tax expense	28,178	1,812	—	—	29,990

Net income	$174,904	$19,794	$—	$(15)	$194,683

Note (1):	The intercompany elimination for segment revenues mainly consists of sales and marketing services provided by the 17173 Business to the online game segment.
Note (2):	“SBC” stands for share-based compensation expense.

Schedule of Segment Assets Information by Segment

	As of December 31, 2012 (in thousands)
	Online game	17173 Business	Others	Intercompany Eliminations	Consolidated
Cash and cash equivalents	$360,377	$2,449	$3,813	$—	$366,639
Restricted time deposits	246,599	—	—	—	246,599
Accounts receivable, net	14,558	7,617	1,189	—	23,364
Fixed assets, net	62,019	2,253	556	—	64,828
Intangible assets, net	29,575	188	24,486	—	54,249
Goodwill	116,992	17,929	—	—	134,921

Total assets (1)	$1,020,899	$44,480	$5,602	$43,532	$1,114,513

	As of December 31, 2011 (in thousands)
	Online game	17173 Business	Others	Intercompany Eliminations	Consolidated
Cash and cash equivalents	$326,961	$—	$3,450	$—	$330,411
Accounts receivable, net	7,744	—	3,582	—	11,326
Fixed assets, net	65,266	2,737	391	—	68,394
Intangible assets, net	36,508	632	11,301	—	48,441
Goodwill	116,731	17,885	—	—	134,616

Total assets (1)	$729,813	$21,788	$18,803	$(17,331)	$753,073

Note (1):	The intercompany elimination for segment assets mainly consists of an operating funds loan to and long term investment in the others.

Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS [Abstract]
Schedule of Major Related Parties and Their Relationships with Group

Company name	Relationship with the Group
Sohu	Under common control of Sohu.com
Zhou You	An equity investee of the Company
Jin Dian	A controlled company by a member of board

Schedule of Significant Related Party Transactions

	For the year ended December 31, (in thousands)
Transactions with Sohu	2010	2011	2012
Services provided by Sohu
Sales and marketing services provided by Sohu	$7,459	$6,002	$14,026
Corporate expenses	1,486	1,483	27
Other service provided by Sohu	22	37	50
Acquisition of the 17173 Business
Acquisition of the 17173 Business from Sohu	—	163,784	—

	For the year ended December 31, (in thousands)
Transactions with Jin Dian	2010	2011	2012
Advertising slots provided by Shi Dai Jin Dian Cinema Investing Co., Ltd, or Jin Dian	$—	$763	$1,552

	For the year ended December 31, (in thousands)
Transactions with Zhou You	2010	2011	2012
Royalty fees to Zhou You for a licensed game	$906	$—	$—

Schedule of Due to Related Parties

	As of December 31, (in thousands)
	2010	2011	2012
Due to Sohu (2010, 2011 and 2012, mainly arising from expenses charged from Sohu for sales and marketing services)	$5,155	$4,962	$—
Notes payable to Sohu	—	16,007	—
Due to Jin Dian	—	2,354	4,191
Due to Zhou You (royalty fees payable to Zhou You)	453	476	322

Schedule of Due from Related Parties

	As of December 31, (in thousands)
	2010	2011	2012
Due from Sohu (mainly arising from customer advances collected by Sohu on behalf of the Group)	$312	$—	$495
Shareholder loan to Shanghai Jingmao	4,983	—	—
Short-term and long-term prepayment to Sohu under Services and Advertising agreements	—	—	20,239

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
Rental Commitments, Fiscal Year Maturity Schedule

	Bandwidth leasing (in thousands)	Office rental (in thousands)	Fees of games development service and in-progress games (in thousands)	Others (in thousands)
2013	$5,255	$5,660	$2,013	$843
2014	625	2,151	2,293	—
2015 and thereafter	30	577	254	—

Total minimum payments required	$5,910	$8,388	$4,560	$843

Capital Commitments, Fiscal Year Maturity Schedule

	Office building constructed by a third-party (in thousands)	Others (in thousands)
2013	$32,527	$2,138
2014	—	145
2015 and thereafter	—	60

Total minimum payments required	$32,527	$2,343

Additional Information - Condensed Financial Statements (Tables)	12 Months Ended
Dec. 31, 2012
ADDITIONAL INFORMATION - CONDENSED FINANCIAL STATEMENTS [Abstract]
Schedule of Condensed Balance Sheet

	As of December 31,
	2011	2012
	US$	US$
Assets
Current assets:
Cash and cash equivalents	9,663	10,674
Prepaid and other current assets	52	19

Total current assets	9,715	10,693
Interests in subsidiaries and variable interest entities	505,628	809,956

Total assets	515,343	820,649

Liabilities and shareholders’ equity
Short-term bank loans	—	113,000
Accrued liabilities	482	411

Total current liabilities	482	113,411
Long-term bank loans	—	99,353

Total liabilities	482	212,764

Shareholders’ equity
Class A ordinary shares par value $0.01, 200,000 authorized; 20,733 and 21,494 issued and outstanding as of December 31, 2011 and 2012, respectively	207	215
Class B ordinary shares par value $0.01, 97,740 authorized; 84,290 and 84,290 issued and outstanding as of December 31, 2011 and 2012, respectively	843	843
Additional paid-in capital	78,128	88,626
Statutory reserves	9,351	9,351
Retained earnings	391,584	470,717
Accumulated other comprehensive income	34,748	38,133

Total shareholders’ equity	514,861	607,885

Total liabilities and shareholders’ equity	515,343	820,649

Schedule of Condensed Comprehensive Income Statement

	For the year ended December 31,
	2010	2011	2012
	US$	US$	US$
Operating expenses:
General and administrative	2,039	1,969	3,195

Total operating expenses	2,039	1,969	3,195

Operating loss	(2,039)	(1,969)	(3,195)
Share of profit of subsidiaries and variable interest entities	196,683	247,399	287,251
Interest income (expense), net	39	26	(1,656)

Income before income tax expense	194,683	245,456	282,400

Net income	194,683	245,456	282,400
Other comprehensive income: Foreign currency translation adjustment	10,291	21,867	3,385

Comprehensive income	204,974	267,323	285,785

Schedule of Condensed Cash Flow Statement

	For the year ended December 31,
	2010	2011	2012
	US$	US$	US$
Net cash used in operating activities	(1,861)	(1,937)	(4,893)
Cash flows from investing activities:
Shareholder loans to subsidiaries	(9,940)	(13,014)	(5,574)

Net cash used in investing activities	(9,940)	(13,014)	(5,574)
Cash flows from financing activities:
Proceeds of bridge loans from offshore banks	—	—	212,353
Dividend distributed to shareholders	—	—	(200,875)

Net cash provided by financing activities	—	—	11,478

Net (decrease) increase in cash and cash equivalents	(11,801)	(14,951)	1,011

Cash and cash equivalents at beginning of year	36,415	24,614	9,663

Cash and cash equivalents at end of year	24,614	9,663	10,674

Organization and Nature of Operations (Details)	12 Months Ended
Dec. 31, 2012
Changyou.com (HK) Limited ("Changyou HK") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Hong Kong, China, August 13, 2007
Effective interest held	100.00%
Beijing AmazGame Age Internet Technology Co., Ltd. ("AmazGame") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Beijing, China, September 26, 2007
Effective interest held	100.00%
Changyou.com (US), Inc. ("Changyou US") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Delaware, United States of America, January 26, 2009
Effective interest held	100.00%
Changyou.com (UK) Co., Ltd. ("Changyou UK") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	London, United Kingdom of Great Britain, July 3, 2009
Effective interest held	100.00%
Changyou My Sdn.Bhd ("Changyou Malaysia") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Kuala Lumpur, Malaysia, September 10, 2009
Effective interest held	100.00%
Beijing Changyou Gamespace Software Technology Co., Ltd. ("Gamespace") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Beijing, China, October 29, 2009
Effective interest held	100.00%
Changyou.com Korea Limited ("Changyou Korea") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Seoul, Korea, January 7, 2010
Effective interest held	100.00%
Beijing Yang Fan Jing He Information and Consultant Co., Ltd. ("Yang Fan Jing He") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Beijing, China, April 22 , 2010
Effective interest held	100.00%
ICE Entertainment (HK) Limited ("ICE HK") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Hong Kong, China, acquired on May 28, 2010
Effective interest held	100.00%
ICE Information Technology (Shanghai) Co., Ltd. ("ICE Information") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Shanghai, China, acquired on May 28, 2010
Effective interest held	100.00%
Shanghai Jing Mao Culture Communication Co. ("Shanghai Jingmao") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Shanghai, China, acquired on January 25, 2011
Effective interest held	100.00%
Beijing Changyou Jingmao Film & Culture Communication Co., Ltd. ("Beijing Jingmao") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Beijing, China, acquired on January 25, 2011
Effective interest held	100.00%
Shanghai Hejin Data Consulting Co., Ltd ("Shanghai Hejin") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Shanghai, China, acquired on January 25, 2011
Effective interest held	100.00%
Changyou.com Gamepower (HK) Limited ("Gamepower HK") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Hong Kong, China, September 8, 2011
Effective interest held	100.00%
Changyou.com Webgames (HK) Limited ("Webgames HK") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Hong Kong, China, September 21, 2011
Effective interest held	100.00%
7Road.com Limited ("7Road Cayman") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Cayman Islands, incorporated on June 15, 2011
Effective interest held	71.93%
7Road.com HK Limited ("7Road HK") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Hong Kong, China, incorporated on July 6, 2011
Effective interest held	71.93%
Shenzhen 7Road Network Technologies Co., Ltd. ("7Road Technology") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Shenzhen, China, incorporated on December 1, 2011
Effective interest held	71.93%
Kylie Enterprises Limited ("Kylie") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	British Virgin Islands, acquired on December 15, 2011
Effective interest held	100.00%
Beijing Gamease Age Digital Technology Co., Ltd. ("Gamease") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Beijing, China, August 23, 2007
Effective interest held	100.00%
Shanghai ICE Information Technology Co., Ltd. ("Shanghai ICE") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Shanghai, China, acquired on May 28, 2010
Effective interest held	100.00%
Beijing Guanyou Gamespace Digital Technology Co., Ltd. ("Guanyou Gamespace") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Beijing, China, August 5, 2010
Effective interest held	100.00%
Shenzhen 7Road Technology Co., Ltd. ("Shenzhen 7Road") [Member]
Organization and Nature of Operations [Line Items]
Place and date of incorporation or acquisition	Shenzhen, China, acquired on May 11, 2011
Effective interest held	71.93%

Organization and Nature of Operations (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	0 Months Ended
	Apr. 07, 2009	Apr. 07, 2009 ADS [Member]	Dec. 31, 2012 Common Class A [Member]	Dec. 31, 2011 Common Class A [Member]	Apr. 07, 2009 Common Class A [Member]
Organization and Nature of Operations [Line Items]
Shares, outstanding in initial public offering		8,625,000	21,494,000	20,733,000	17,250,000
Initial offering price per ADS		$ 16
Shares, initial public offering, sold by the Company		3,750,000			7,500,000
Shares, initial public offering, sold by a direct wholly-owned subsidiary of Sohu.com		4,875,000			9,750,000
Net proceeds from issuance initial public offering	$ 54.7

Reorganization, Share Split, Acquisition of the 17173 Business and Restructuring of 7Road (Share Split and Issuances) (Details) (USD $)	1 Months Ended			1 Months Ended											1 Months Ended
	May 31, 2008 Ordinary Shares [Member]	Mar. 16, 2009 Ordinary Shares [Member]	Dec. 31, 2008 Ordinary Shares [Member]	Dec. 31, 2008 Ordinary Shares [Member] Sohu.com [Member]	Jun. 30, 2008 Ordinary Shares [Member] Sohu.com [Member]	Dec. 31, 2012 Common Class A [Member]	Dec. 31, 2011 Common Class A [Member]	Apr. 07, 2009 Common Class A [Member]	Mar. 16, 2009 Common Class A [Member]	Dec. 31, 2008 Common Class A [Member]	Dec. 31, 2012 Common Class B [Member]	Dec. 31, 2011 Common Class B [Member]	Mar. 16, 2009 Common Class B [Member]	Dec. 31, 2008 Common Class B [Member]	Dec. 31, 2008 Common Class B [Member] Sohu.com [Member]
Share Split and Issuances [Line Items]
Common stock, par or stated value per share, before stock split	$ 1
Common stock, par or stated value per share, after stock split	$ 0.01
Stock authorized during period, shares, stock splits	5,000,000
Stock issued during period, shares, stock splits	5,000,000
Stock outstanding during period, shares, stock splits	5,000,000
Ordinary shares, authorized	10,000,000	297,740,000	109,774,000			200,000,000			200,000,000	100,000,000	97,740,000		97,740,000	9,774,000
Ordinary shares, par value	$ 0.01	$ 0.01	$ 0.01			$ 0.01					$ 0.01
Ordinary shares, new issues					3,500,000										8,000,000
Ordinary shares, outstanding					8,500,000	21,494,000	20,733,000	17,250,000			84,290,000	84,290,000
Percentage of outstanding shares held by Sohu.com (Game) Limited					100.00%
Ordinary shares transferred to the company for cancellation				8,500,000

Reorganization, Share Split, Acquisition of the 17173 Business and Restructuring of 7Road (Acquisition of the 17173 Business) (Details) (17173 Business [Member], USD $)	0 Months Ended
	Dec. 31, 2011	Dec. 15, 2011
17173 Business [Member]
Business Acquisition [Line Items]
Fixed cash consideration	$ 162,500,000	$ 162,500,000
Net profit for the transition period	$ 1,300,000

Reorganization, Share Split, Acquisition of the 17173 Business and Restructuring of 7Road (Acquisition and Restructuring of 7Road) (Details)	Jun. 21, 2012 7Road Cayman [Member]	May 11, 2011 Shenzhen 7Road [Member]
Business Acquisition and Restructuring [Line Items]
Percentage of acquired equity interest		68.26%
Percentage of outstanding shares surrendered by Chief Executive Officer	5.10%
Noncontrolling interest percentage	28.07%
Group's interest in 7Road Cayman	71.93%

Variable Interest Entities (Basic Information) (Narrative) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Shenzhen 7Road [Member]	Dec. 31, 2012 CEO [Member] Gamease [Member]	Dec. 31, 2012 CEO [Member] Guanyou Gamespace [Member]	Dec. 31, 2012 President [Member] Gamease [Member]	Dec. 31, 2012 President [Member] Guanyou Gamespace [Member]	Dec. 31, 2012 Runa Pi [Member] Shanghai ICE [Member]	Dec. 31, 2012 Rong Qi [Member] Shanghai ICE [Member]	Dec. 31, 2012 Gamease [Member] Shenzhen 7Road [Member]	Dec. 31, 2012 Kai Cao [Member] Shenzhen 7Road [Member]	Dec. 31, 2012 Shuqi Meng [Member] Shenzhen 7Road [Member]	Dec. 31, 2012 Chunyan Long [Member] Shenzhen 7Road [Member]	Dec. 31, 2012 Zhiyi Yang [Member] Shenzhen 7Road [Member]	Dec. 31, 2012 AmazGame [Member] Gamease [Member]	Dec. 31, 2012 Gamespace [Member] Guanyou Gamespace [Member]	Dec. 31, 2012 ICE Information [Member] Shanghai ICE [Member]	Dec. 31, 2012 7Road Technology [Member] Shenzhen 7Road [Member]
Variable Interest Entity [Line Items]
Percentage of acquired equity interest				60.00%	60.00%	40.00%	40.00%	50.00%	50.00%	68.26%	25.59%	1.97%	2.09%	2.09%
Aggregate amount of loans to related parties	$ 3,802,000	$ 3,793,000
Consolidated VIEs, ownership percentage			71.93%												100.00%	100.00%	100.00%	100.00%

Variable Interest Entities (Financial Information) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity [Line Items]
Total assets	$ 1,114,513	$ 753,073
Total liabilities	444,818	180,958
Net revenue	518,907	417,064	321,100
Net income	293,596	248,014	194,683
Net cash provided by operating activities	340,436	276,602	207,259
Net cash used in investing activities	(314,696)	(316,649)	(87,708)
Net cash used in financing activities	8,739	0	(3,001)
Variable Interest Entities and Subsidiary of Variable Interest Entities [Member]
Variable Interest Entity [Line Items]
Total assets	430,365	314,538
Total liabilities	139,952	135,325
Net revenue	613,629	434,018	326,670
Net income	99,276	50,683	25,616
Net cash provided by operating activities	66,739	56,622	32,394
Net cash used in investing activities	(43,087)	(80,971)	(3,682)
Net cash used in financing activities	(13,106)	0	(28,084)
Total of registered capital and PRC statutory reserves of VIEs	$ 9,600

Variable Interest Entities (Summary of Significant Agreements Currently in Effect) (Details)	12 Months Ended
Dec. 31, 2012
7Road Technology [Member] | Shenzhen 7Road [Member]
Variable Interest Entity [Line Items]
Business operation agreement term	10 years
Equity interest purchase right agreements term	10 years
Shareholders of Gamease [Member] | AmazGame [Member]
Variable Interest Entity [Line Items]
Power of attorney term	10 years
Business operation agreement term	10 years
Shareholders of Guanyou Gamespace [Member] | Gamespace [Member]
Variable Interest Entity [Line Items]
Power of attorney term	10 years
Business operation agreement term	10 years
Shenzhen 7Road's shareholders [Member] | 7Road Technology [Member]
Variable Interest Entity [Line Items]
Business operation agreement term	10 years
Equity interest purchase right agreements term	10 years

Variable Interest Entities (Variable Interest Entities Not Consolidated within Group) (Details) (Shanghai Jingmao and its affiliate [Member], Changyou.com Limited [Member])	1 Months Ended	12 Months Ended
	Jan. 31, 2011	Dec. 31, 2010
Shanghai Jingmao and its affiliate [Member] | Changyou.com Limited [Member]
Variable Interest Entity [Line Items]
Percentage of acquired equity interest	50.00%	50.00%
Percentage of voting interest acquired	100.00%

Summary of Significant Accounting Policies (Narrative) (Details) (USD $)	12 Months Ended								4 Months Ended	8 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Sohu [Member]	Dec. 31, 2011 Sohu [Member]	Dec. 31, 2010 Sohu [Member]	Dec. 31, 2012 Web game revenues of 7Road [Member]	Dec. 31, 2011 Web game revenues of 7Road [Member]	Dec. 31, 2012 Online advertising revenue [Member]	Aug. 31, 2012 Online advertising revenue [Member]	Dec. 31, 2012 MMOG operations revenues [Member]	Dec. 31, 2012 Cinema advertising revenues [Member]	Dec. 31, 2011 Cinema advertising revenues [Member]	May 30, 2011 7Road [Member]	Dec. 31, 2012 7Road [Member]	Dec. 31, 2012 7Road [Member] Sale of software revenues of 7Road [Member]	Dec. 31, 2012 Shenzhen 7Road [Member]	May 11, 2011 Shenzhen 7Road [Member]
Schedule of Significant Accounting Policies [Line Items]
Provision for bad debt	$ 3,098,000	$ 2,147,000
Comprehensive income, fair value changes of short-term investment	1,500,000	659,000	0
Fully depreciated assets in use, original costs	15,000,000	7,600,000
Goodwill impairment loss	0	5,200,000	0
Impairment charges of intangible assets recorded in product development expense	5,741,000	1,104,000	2,949,000
Impairment charges of acquired intangibles via acquisition of business	2,900,000	219,000	0
Contingent consideration, minimum																		0
Contingent consideration, maximum																		32,760,000
Fair value of contingent consideration																		28,051,000
Indemnification assets involved																		0
Changes in fair value of contingent consideration																	2,200,000
Put option expiration year															2014
Period of validity of prepaid cards	2 years
Range of days player's personal game account in inactive should be suspended and closed	180 days
Revenues in connection with expired un-activated prepaid cards and unused balances of activated prepaid cards	627,000	964,000	712,000
Value added tax rate							17.00%	17.00%							17.00%
VAT rate, immediate tax refund rate							14.00%	14.00%							14.00%
VAT rate, net							3.00%	3.00%								3.00%
Amount of PRC VAT included in revenues														1,900,000	8,800,000
Value added tax rate in Pilot Program									6.00%			6.00%
Business tax rate										5.00%	5.00%		5.00%
Other income, awards from the PRC government	3,422,000	16,000	721,000
Awards recorded as a reduction in operating expenses	158,000	126,000	0
Advertising costs	$ 42,300,000	$ 33,400,000	$ 32,500,000	$ 14,000,000	$ 6,000,000	$ 7,500,000
Probability, tax benefit to be realized upon settlement, minimum	50.00%

Summary of Significant Accounting Policies (Fixed Assets, Estimated Useful Life) (Details)	12 Months Ended
Dec. 31, 2012
Office building [Member]
Fixed Assets, Estimated Useful Life [Line Items]
Estimated useful life	47 years
Computer equipment (including servers) [Member]
Fixed Assets, Estimated Useful Life [Line Items]
Estimated useful life	4 years
Leasehold improvements [Member]
Fixed Assets, Estimated Useful Life [Line Items]
Estimated useful life	Lesser of the term of the lease or the estimated useful lives of the assets
Office furniture [Member]
Fixed Assets, Estimated Useful Life [Line Items]
Estimated useful life	5 years
Vehicles [Member]
Fixed Assets, Estimated Useful Life [Line Items]
Estimated useful life	4-10 years

Concentration of Risks (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Concentration Risk [Line Items]
Revenues from distributors individually representing exceeding 10% of total revenues	$ 0	$ 0	$ 0
Cash and cash equivalents	366,639,000	330,411,000	351,027,000	226,950,000
Number of financial institutions keeping cash and bank deposits	21	19
Maximum percentage of total cash held in any single institution	36.00%	25.00%
Currencies other than RMB [Member]
Concentration Risk [Line Items]
Cash and cash equivalents	$ 2,200,000	$ 4,700,000
Revenues, Net [Member] | Tian Long Ba Bu, MMORPG [Member]
Concentration Risk [Line Items]
Percentage of concentration risk	68.00%	70.00%	80.00%
Revenues, Net [Member] | Domestic operations [Member]
Concentration Risk [Line Items]
Percentage of concentration risk	90.00%	90.00%	90.00%

Business Combinations (Acquisition of ICE HK and Its Affiliate) (Details) (ICE Group [Member], USD $)	1 Months Ended	12 Months Ended
	May 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition [Line Items]
Percentage of acquired equity interest	100.00%
Cash consideration	$ 7,000,000
Percentage of voting interest acquired	100.00%
Charges for impairment of acquired intangible assets		1,100,000	0	0
Measurement period adjustment		0
Estimated average weighted useful life	2 years
Goodwill	10,258,000
Game operating platform [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	221,000
Registered game players [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	$ 31,000

Business Combinations (Acquisition of ICE HK and Its Affiliate, Allocation of Purchase Price of Assets Acquired and Liabilities Assumed Based on Fair Values) (Details) (ICE Group [Member], USD $)	May 31, 2010
Business Acquisition [Line Items]
Tangible assets acquired	$ 4,091,000
Goodwill	10,258,000
Liabilities assumed	(8,370,000)
Total	7,000,000
Game under development [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	769,000
Other identifiable intangible assets acquired [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	$ 252,000

Business Combinations (Acquisition of Shanghai Jingmao and Its Affiliate) (Details) (USD $)	12 Months Ended			1 Months Ended		3 Months Ended	12 Months Ended			1 Months Ended		1 Months Ended			1 Months Ended		1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member]	May 31, 2010 Shanghai Jingmao and its affiliate [Member]	Mar. 31, 2011 Shanghai Jingmao and its affiliate [Member]	Dec. 31, 2012 Shanghai Jingmao and its affiliate [Member]	Dec. 31, 2011 Shanghai Jingmao and its affiliate [Member]	Dec. 31, 2010 Shanghai Jingmao and its affiliate [Member]	Feb. 28, 2011 Shanghai Jingmao and its affiliate [Member] Cinema advertising slot rights [Member]	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member] Cinema advertising slot rights [Member]	Feb. 28, 2011 Shanghai Jingmao and its affiliate [Member] Partnership relationship [Member]	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member] Partnership relationship [Member]	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member] Trade name [Member]	Feb. 28, 2011 Shanghai Jingmao and its affiliate [Member] Non-compete agreements [Member]	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member] Non-compete agreements [Member]	Feb. 28, 2011 Shanghai Jingmao and its affiliate [Member] Customer list [Member]	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member] Customer list [Member]	Jan. 31, 2011 Changyou.com Limited [Member] Shanghai Jingmao and its affiliate [Member]
Business Acquisition [Line Items]
Percentage of acquired equity interest				50.00%	50.00%
Consideration for the remaining 50% equity interests				$ 3,036,000
Contingent payment upon occurrence of certain specified events				1,000,000
Voting interest unilateral controlling																			100.00%
Recognized total loss in acquiree						613,000
Measurement period adjustment							0
Identifiable intangible assets acquired				10,101,000							8,330,000		1,035,000	502,000		126,000		108,000
Estimated average weighted useful life										2 years		2 years			2 years		2 years
Charges for impairment of acquired intangible assets							1,200,000	200,000	0
Goodwill impairment loss	$ 0	$ 5,200,000	$ 0					$ 5,200,000

Business Combinations (Acquisition of Shanghai Jingmao and Its Affiliate, Allocation of Consideration of Assets Acquired and Liabilities Assumed Based on Fair Values) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member]
Business Acquisition [Line Items]
Fair value of previously held 50% equity interests			$ 2,704,000
Consideration for the remaining 50% equity interests			3,036,000
Total consideration			5,740,000
Tangible assets			9,514,000
Identifiable intangible assets acquired			10,101,000
Goodwill	134,921,000	134,616,000	5,147,000
Liabilities assumed			(19,022,000)
Total			$ 5,740,000

Business Combinations (Acquisition of 7Road) (Details) (USD $)	0 Months Ended		12 Months Ended
	Jun. 01, 2011	May 11, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition [Line Items]
Goodwill			$ 134,921,000	$ 134,616,000
Shenzhen 7Road [Member]
Business Acquisition [Line Items]
Percentage of acquired equity interest		68.26%
Fixed cash consideration	68,258,000	68,260,000
Contingent consideration, maximum		32,760,000
Charges for impairment of acquired intangible assets			600,000	0	0
Measurement period adjustment			0
Contingent consideration provisions, minimum		0
Fair value of contingent consideration		28,051,000
Indemnification assets involved		0
Changes in fair value of contingent consideration			2,200,000
Estimated average weighted useful life	5 years
Goodwill	103,366,000
Shenzhen 7Road [Member] | Non-compete agreements [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	179,000
Shenzhen 7Road [Member] | Relationships with operators [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	807,000
Shenzhen 7Road [Member] | Completed game [Member]
Business Acquisition [Line Items]
Identifiable intangible assets acquired	$ 20,837,000
Estimated average weighted useful life	5 years

Business Combinations (Acquisition of 7Road, Allocation of Consideration of Assets Acquired and Liabilities Assumed) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Jun. 01, 2011 Shenzhen 7Road [Member]	May 11, 2011 Shenzhen 7Road [Member]	Jun. 01, 2011 Shenzhen 7Road [Member] Completed game [Member]	Jun. 01, 2011 Shenzhen 7Road [Member] Game under development [Member]	Jun. 01, 2011 Shenzhen 7Road [Member] Other identifiable intangible assets acquired [Member]
Business Acquisition [Line Items]
Cash consideration			$ 68,258,000	$ 68,260,000
Contingent consideration			28,051,000
Total consideration			96,309,000
Receivables			7,440,000
Other tangible assets			22,213,000
Identifiable intangible assets acquired					20,837,000	3,561,000	986,000
Goodwill	134,921,000	134,616,000	103,366,000
Liabilities assumed			(8,983,000)
Fair value of non-controlling interest and put option			(53,111,000)
Total			$ 96,309,000

Business Combinations (Acquisition of 17173 Business) (Details) (17173 Business [Member], USD $)	0 Months Ended		0 Months Ended
	Dec. 31, 2011	Dec. 15, 2011	Nov. 29, 2011 Sohu [Member] Services and Advertising Agreements with Sohu [Member]	Nov. 29, 2011 Sohu [Member] Services and Advertising Agreements with Sohu [Member] Virtual currency payment system services [Member]	Nov. 29, 2011 Sohu [Member] Services and Advertising Agreements with Sohu [Member] All other relevant services and links and advertising space [Member]
Business Acquisition [Line Items]
Fixed cash consideration	$ 162,500,000	$ 162,500,000
Net profit for the transition period	1,300,000
Acquired assets and liabilities, historical carrying amount	22,000,000
Term of agreement				25 years
Initial term of agreement					3 years
Aggregate fees of agreement			30,000,000
Subsequent term of agreement			22 years
Additional fees of agreement			$ 5,000,000

Business Combinations (Acquisition of 17173 Business, Allocation of Consideration of Assets Acquired and Liabilities Assumed Based on Historical Carrying Amounts) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 17173 Business [Member]	Dec. 15, 2011 17173 Business [Member]
Business Acquisition [Line Items]
Fixed cash consideration			$ 162,500,000	$ 162,500,000
Net profit for transition Period			1,284,000
Total consideration			163,784,000
Inventory			534,000
Fixed assets			2,737,000
Intangible assets			632,000
Goodwill	134,921,000	134,616,000	17,885,000
Deemed dividend to Sohu			141,996,000
Total			$ 163,784,000

Bank Loans and Restricted Time Deposits (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
BANK LOANS AND RESTRICTED TIME DEPOSITS [Abstract]
Total amount of offshore bridge loans	$ 239,400,000
Loan carried floating rate of interest based on LIBOR	140,000,000
Loan carried fixed rate of interest	99,400,000
Bank loans, repayable in second half of 2013	113,000,000	0
Bank loans, repayable in second half of 2014	126,353,000	0
Interest income from restricted time deposits securing loans	4,100,000
Interest expense on bank loan	$ 2,100,000

Accounts Receivable, Net (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ACCOUNTS RECEIVABLE, NET [Abstract]
Accounts receivable	$ 26,462	$ 13,473
Less: provision for bad debts	(3,098)	(2,147)
Net Book Value	$ 23,364	$ 11,326

Prepaid and Other Current Assets (Schedule of Prepaid and Other Assets, Current) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Prepayment for Sohu services	$ 10,101	$ 0
Accrued interest income	4,242	234
VAT refund receivables	2,355	2,235
Rental deposits	2,307	1,899
Capitalized transaction cost	1,670	0
Employee advance	1,252	4,809
Restricted cash	795	0
Others	6,323	2,433
Total	$ 29,045	$ 11,610

Fixed Assets, Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fixed Assets, Net [Line Items]
Fixed assets, gross	$ 106,627	$ 96,901
Less: accumulated depreciation	(41,799)	(28,507)
Net book value	64,828	68,394
Depreciation expense	14,557	11,140	7,831
Office building [Member]
Fixed Assets, Net [Line Items]
Fixed assets, gross	36,261	36,173
Computer equipment (including servers) [Member]
Fixed Assets, Net [Line Items]
Fixed assets, gross	52,349	45,360
Leasehold improvements [Member]
Fixed Assets, Net [Line Items]
Fixed assets, gross	15,121	12,877
Office furniture [Member]
Fixed Assets, Net [Line Items]
Fixed assets, gross	1,610	1,406
Vehicles [Member]
Fixed Assets, Net [Line Items]
Fixed assets, gross	$ 1,286	$ 1,085

Intangible Assets, Net (Summary of the Company's Intangible Assets, Net) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Intangible Assets [Line Items]
Gross Carrying Amount	$ 127,158	$ 89,106
Accumulated Amortization	(60,495)	(36,905)
Impairment	(12,414)	(3,760)
Net Carrying Amount	54,249	48,441
Amortization expenses	23,416	17,652	1,396
Operating rights for licensed games [Member]
Intangible Assets [Line Items]
Gross Carrying Amount	14,092	11,310
Accumulated Amortization	(4,871)	(3,310)
Impairment	(4,223)	(2,548)
Net Carrying Amount	4,998	5,452
Computer software [Member]
Intangible Assets [Line Items]
Gross Carrying Amount	3,151	3,305
Accumulated Amortization	(1,589)	(946)
Impairment	(260)	0
Net Carrying Amount	1,302	2,359
Developed technologies [Member]
Intangible Assets [Line Items]
Gross Carrying Amount	27,289	26,253
Accumulated Amortization	(7,569)	(2,750)
Impairment	(2,476)	(993)
Net Carrying Amount	17,244	22,510
Trademarks and domain names [Member]
Intangible Assets [Line Items]
Gross Carrying Amount	9,215	7,521
Accumulated Amortization	(3,132)	(1,037)
Impairment	(527)	(219)
Net Carrying Amount	5,556	6,265
Cinema advertising slot rights [Member]
Intangible Assets [Line Items]
Gross Carrying Amount	71,064	38,070
Accumulated Amortization	(42,620)	(28,184)
Impairment	(3,992)	0
Net Carrying Amount	24,452	9,886
Others [Member]
Intangible Assets [Line Items]
Gross Carrying Amount	2,347	2,647
Accumulated Amortization	(714)	(678)
Impairment	(936)	0
Net Carrying Amount	$ 697	$ 1,969

Intangible Assets, Net (Future Amortization Expense) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
INTANGIBLE ASSETS, NET [Abstract]
2013	$ 27,355
2014	12,980
2015	6,805
2016	3,666
2017	1,247
Thereafter	2,196
Total expected amortization expense	$ 54,249	$ 48,441

Equity Investments (Details) (USD $)	1 Months Ended		12 Months Ended	1 Months Ended
	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member]	Aug. 31, 2011 JCR Soft [Member]	Dec. 31, 2012 Bridea [Member]	Jan. 31, 2010 AmazGame [Member] Zhou You [Member]	May 31, 2010 AmazGame [Member] Shanghai Jingmao and its affiliate [Member]
Equity Investments [Line Items]
Percentage of acquired equity interest	50.00%	10.00%	10.00%	30.00%	50.00%
Percentage of voting interest acquired	100.00%
Fixed cash consideration		$ 350,000	$ 500,000

Goodwill (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Goodwill [Line Items]
Goodwill, gross at beginning of period	$ 139,817
Accumulated impairment losses, beginning balance	(5,201)
Goodwill, beginning balance	134,616
Goodwill Transactions
Foreign exchange	305
Goodwill, gross at ending of period	140,122
Accumulated impairment losses, ending balance	(5,201)
Goodwill, ending balance	134,921
Online Game [Member]
Goodwill [Line Items]
Goodwill, gross at beginning of period	116,731
Accumulated impairment losses, beginning balance	0
Goodwill, beginning balance	116,731
Goodwill Transactions
Foreign exchange	261
Goodwill, gross at ending of period	116,992
Accumulated impairment losses, ending balance	0
Goodwill, ending balance	116,992
Online Advertising [Member]
Goodwill [Line Items]
Goodwill, gross at beginning of period	17,885
Accumulated impairment losses, beginning balance	0
Goodwill, beginning balance	17,885
Goodwill Transactions
Foreign exchange	44
Goodwill, gross at ending of period	17,929
Accumulated impairment losses, ending balance	0
Goodwill, ending balance	17,929
Others [Member]
Goodwill [Line Items]
Goodwill, gross at beginning of period	5,201
Accumulated impairment losses, beginning balance	(5,201)
Goodwill, beginning balance	0
Goodwill Transactions
Foreign exchange	0
Goodwill, gross at ending of period	5,201
Accumulated impairment losses, ending balance	(5,201)
Goodwill, ending balance	$ 0

Other Assets, Net (Schedule of Other Assets, Noncurrent) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
OTHER ASSETS, NET: [Abstract]
Prepayment for an office building	$ 126,004	$ 125,696
Prepayment for Sohu services	10,138	0
Deferred tax assets, net	5,000	3,605
Others	661	1,064
Total	$ 141,803	$ 130,365

Other Assets, Net (Narrative) (Details) (USD $)	1 Months Ended
	Feb. 28, 2013	Dec. 31, 2012	Dec. 31, 2011	Aug. 31, 2010 squaremeters
OTHER ASSETS, NET: [Abstract]
Price of purchasing of office building				$ 158,500,000
Area of office building				56,549
Prepayment for an office building		126,004,000	125,696,000
Payment for office building	$ 15,800,000

Fair Value Measurement (Fair Value of Financial Instruments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash equivalents	$ 178,059	$ 153,222
Restricted time deposits	246,599
Short-term investments	51,720	17,560
Total Assets	476,378	170,782
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash equivalents	0	0
Restricted time deposits	0
Short-term investments	0	0
Total Assets	0	0
Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash equivalents	178,059	153,222
Restricted time deposits	246,599
Short-term investments	51,720	17,560
Total Assets	476,378	170,782
Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash equivalents	0	0
Restricted time deposits	0
Short-term investments	0	0
Total Assets	$ 0	$ 0

Fair Value Measurement (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
FAIR VALUE MEASUREMENT [Abstract]
Cash equivalents	$ 178,059	$ 153,222
Investments in financial instruments	$ 51,720	$ 17,560

Receipts in Advance and Deferred Revenue (Schedule of Receipts in Advance and Deferred Revenue) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
RECEIPTS IN ADVANCE AND DEFERRED REVENUE [Abstract]
Receipts in advance	$ 15,074	$ 23,185
Deferred revenue	28,585	28,715
Total	$ 43,659	$ 51,900

Other Accrued Liabilities (Schedule of Other Accrued Liabilities, Current) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Accrued Liabilities [Line Items]
Consideration payable for business acquisitions	$ 19,658	$ 13,531
Customer deposits	5,258	0
Advance from government grants	3,007	127
Others	2,695	1,457
Total	32,159	16,856
17173 Business [Member]
Other Accrued Liabilities [Line Items]
Accrued transaction costs for acquisition of the 17173 Business	$ 1,541	$ 1,741

Share-Based Compensation (Share-based Compensation Allocated from Sohu to the Company) (Details) (USD $)	0 Months Ended	12 Months Ended
	Jan. 24, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Sohu.com [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Closing stock price		$ 47.34
Sohu's 2000 Stock Incentive Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares authorized for issuance		9,500,000
Maximum term of issued stock right		10 years
Capitalized share-based compensation cost		$ 0	$ 0	$ 0
Expiration date	Jan 24, 2010
Accumulated number of shares issued	9,128,724
Sohu's 2000 Stock Incentive Plan [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Fair value of options, expensed		0	0	0
Total intrinsic values of options, exercised		110,000	173,000	383,000
Unrecognized compensation expenses		0
Sohu's 2000 Stock Incentive Plan [Member] | Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized compensation expenses		3,000
Fair value of restricted stock units, expensed		130,000	31,000	116,000
Fair value of restricted stock units, vested		$ 57,000	$ 88,000	$ 242,000
Sohu's 2000 Stock Incentive Plan [Member] | Sohu.com [Member] | Stock Options [Member] | Employees of Predecessor Operations [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options granted		0	0	0

Share-Based Compensation (Share-based Compensation Allocated from Sohu to the Company, Option activity) (Details) (Sohu's 2000 Stock Incentive Plan [Member], Stock Options [Member], Employees of Predecessor Operations [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012 years
Sohu's 2000 Stock Incentive Plan [Member] | Stock Options [Member] | Employees of Predecessor Operations [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Shares, Outstanding, Beginning Balance	10
Number of Shares, Exercised	(5)
Number of Shares, Forfeited	0
Number of Shares, Outstanding, Ending Balance	5
Number of Shares, Vested, Ending balance	5
Number of Shares, Exercisable, Ending balance	5
Weighted Average Exercise Price, Outstanding, Beginning balance	$ 18.41
Weighted Average Exercise Price, Exercised	$ 17.65
Weighted Average Exercise Price, Outstanding, Ending balance	$ 19.12
Weighted Average Exercise Price, Vested	$ 19.12
Weighted Average Exercise Price, Exercisable	$ 19.12
Weighted Average Remaining Contractual Life (Years), Outstanding, Beginning balance	3.28
Weighted Average Remaining Contractual Life (Years), Outstanding, Ending balance	2.31
Weighted Average Remaining Contractual Life (Years), Vested	2.31
Weighted Average Remaining Contractual Life (Years), Exercisable	2.31
Aggregate Intrinsic Value, Outstanding, Beginning balance	$ 306
Aggregate Intrinsic Value, Outstanding, Ending balance	141
Aggregate Intrinsic Value, Vested	141
Aggregate Intrinsic Value, Exercisable	$ 141

Share-Based Compensation (Share-based Compensation Allocated from Sohu to the Company, Restricted Stock Unit Activity) (Details) (Sohu's 2000 Stock Incentive Plan [Member], Restricted Stock Units [Member], Employees of Predecessor Operations [Member], USD $)
12 Months Ended
Dec. 31, 2012
Sohu's 2000 Stock Incentive Plan [Member] | Restricted Stock Units [Member] | Employees of Predecessor Operations [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	1,000
Number of Units, Granted	0
Number of Units, Vested	(1,000)
Number of Units, Forfeited	0
Number of Units, Unvested, Ending balance	0
Number of Units, Expected to vest thereafter	0
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 86.58
Weighted-Average Grant-Date Fair Value, Vested	$ 86.58

Share-Based Compensation (Share-based Compensation Allocated from Sohu to the 17173 Business, Option activity) (Details) (Sohu's 2000 Stock Incentive Plan [Member], Stock Options [Member], Employees of 17173 Business [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012 years
Sohu's 2000 Stock Incentive Plan [Member] | Stock Options [Member] | Employees of 17173 Business [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Shares, Outstanding, Beginning Balance	11
Number of Shares, Exercised	(4)
Number of Shares, Forfeited	0
Number of Shares, Outstanding, Ending Balance	7
Number of Shares, Vested, Ending balance	7
Number of Shares, Exercisable, Ending balance	7
Weighted Average Exercise Price, Outstanding, Beginning balance	$ 19.45
Weighted Average Exercise Price, Exercised	$ 17.65
Weighted Average Exercise Price, Outstanding, Ending balance	$ 20.3
Weighted Average Exercise Price, Vested	$ 20.3
Weighted Average Exercise Price, Exercisable	$ 20.3
Weighted Average Remaining Contractual Life (Years), Outstanding, Beginning balance	3.17
Weighted Average Remaining Contractual Life (Years), Outstanding, Ending balance	2.13
Weighted Average Remaining Contractual Life (Years), Vested	2.13
Weighted Average Remaining Contractual Life (Years), Exercisable	2.13
Aggregate Intrinsic Value, Outstanding, Beginning balance	$ 331
Aggregate Intrinsic Value, Outstanding, Ending balance	198
Aggregate Intrinsic Value, Vested	198
Aggregate Intrinsic Value, Exercisable	$ 198

Share-Based Compensation (Share-based Compensation Allocated from Sohu to the 17173 Business) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Sohu.com [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Closing stock price	$ 47.34
Sohu's 2000 Stock Incentive Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Capitalized share-based compensation cost	$ 0	$ 0	$ 0
Sohu's 2000 Stock Incentive Plan [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total intrinsic values of options, exercised	110,000	173,000	383,000
Share-based compensation expense	0	0	0
Sohu's 2000 Stock Incentive Plan [Member] | Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized compensation expenses	79,000
Weighted average period over which unrecognized compensation expected to be recognized (Years)	0.63
Fair value of restricted stock units, expensed	130,000	31,000	116,000
Fair value of restricted stock units, vested	57,000	88,000	242,000
Sohu's 2000 Stock Incentive Plan [Member] | Employees of 17173 Business [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Capitalized share-based compensation cost	0	0	0
Sohu's 2000 Stock Incentive Plan [Member] | Employees of 17173 Business [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total intrinsic values of options, exercised	80,000
Sohu's 2000 Stock Incentive Plan [Member] | Employees of 17173 Business [Member] | Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Fair value of restricted stock units, expensed	173,000	321,000	600,000
Fair value of restricted stock units, vested	353,000	405,000	61,000
Sohu's 2000 Stock Incentive Plan [Member] | Sohu's senior management [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Fair value of options and restricted stock units expense	$ 0	$ 218,000	$ 353,000

Share-Based Compensation (Share-based Compensation Allocated from Sohu to the 17173 Business, Restricted Stock Unit Activity) (Details) (Sohu's 2000 Stock Incentive Plan [Member], Restricted Stock Units [Member], Employees of 17173 Business [Member], USD $)
12 Months Ended
Dec. 31, 2012
Sohu's 2000 Stock Incentive Plan [Member] | Restricted Stock Units [Member] | Employees of 17173 Business [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	18,000
Number of Units, Granted	0
Number of Units, Vested	(6,000)
Number of Units, Forfeited	(4,000)
Number of Units, Unvested, Ending balance	8,000
Number of Units, Expected to vest thereafter	5,000
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 61.27
Weighted-Average Grant-Date Fair Value, Vested	$ 61.27
Weighted-Average Grant-Date Fair Value, Forfeited	$ 61.27
Weighted-Average Grant-Date Fair Value, Unvested, Ending balance	$ 61.27
Weighted-Average Grant-Date Fair Value, Expected to vest thereafter	$ 61.27

Share-Based Compensation (Non-recourse Note to an Employee) (Details) (Beijing Fire Fox [Member], USD $)	12 Months Ended
Dec. 31, 2005
Sohu [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of acquired equity interest	75.00%
CEO [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of acquired equity interest	25.00%
Service requirement	5 years
Interest held in Beijing Fire Fox, contingent right	25.00%
Grant date intrinsic value	0

Share-Based Compensation (Changyou 2008 Share Incentive Plan) (Details) (USD $)	1 Months Ended			12 Months Ended							12 Months Ended
Jan. 31, 2008 Ordinary Shares [Member] CEO [Member]	Apr. 30, 2008 Changyou's 2008 Share Incentive Plan [Member]	Jan. 31, 2008 Changyou's 2008 Share Incentive Plan [Member]	Dec. 31, 2012 Changyou's 2008 Share Incentive Plan [Member]	Dec. 31, 2011 Changyou's 2008 Share Incentive Plan [Member]	Dec. 31, 2010 Changyou's 2008 Share Incentive Plan [Member]	Mar. 31, 2009 Changyou's 2008 Share Incentive Plan [Member] Ordinary Shares [Member]	Dec. 31, 2008 Changyou's 2008 Share Incentive Plan [Member] Ordinary Shares [Member]	Dec. 31, 2008 Changyou's 2008 Share Incentive Plan [Member] Common Class A [Member]	Dec. 31, 2008 Changyou's 2008 Share Incentive Plan [Member] Common Class B [Member]	Dec. 31, 2012 Changyou's 2008 Share Incentive Plan [Member] Common Class B [Member] CEO [Member]	Dec. 31, 2012
Changyou's 2008 Share Incentive Plan [Member]
ClassA and/ or Class B restricted share units [Member]
Executive officers other than CEO and certain employees and certain Sohu employees [Member]

Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares reserved for issuance								2,000,000	226,000	1,774,000
Shares reserved for future issuance as a result of a stock split							20,000,000
Shares granted	7,000,000										15,000,000	4,745,200
Discount rate used to determine the fair value of the ordinary shares		23.00%	22.00%
DLOM		19.00%	19.00%
Fair value of Changyou.com Limited as a going concern		$ 198,000,000	$ 136,000,000
Share-based compensation expense				$ 3,400,000	$ 5,500,000	$ 8,500,000

Share-Based Compensation (Share-based Compensation to the Chief Executive Officer) (Details) (CEO [Member], USD $)	0 Months Ended	1 Months Ended	3 Months Ended	1 Months Ended		12 Months Ended
	Jan. 02, 2008	Jan. 31, 2008 Ordinary Shares [Member]	Mar. 31, 2008 Ordinary Shares [Member]	Apr. 30, 2008 Restricted Shares [Member]	Jan. 31, 2008 Restricted Shares [Member]	Dec. 31, 2012 Restricted Shares [Member]	Dec. 31, 2011 Restricted Shares [Member]	Dec. 31, 2010 Restricted Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares granted		7,000,000			8,000,000
Vesting period				4 years
Interest held in Beijing Fire Fox, contingent right	25.00%
Share-based compensation expense due to incremental fair value			$ 1,800,000	$ 7,000,000
Share-based compensation expense						41,000	500,000	1,200,000
Unrecognized compensation expenses						0
Fair value of equity shares, vested in period						$ 26,500,000	$ 39,700,000	$ 32,700,000

Share-Based Compensation (Share-based Compensation to the Chief Executive Officer, Restricted Shares Activity) (Details) (Restricted Shares [Member], CEO [Member], USD $)	1 Months Ended	12 Months Ended
	Jan. 31, 2008	Dec. 31, 2012 Changyou's 2008 Share Incentive Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance		2,000,000
Number of Units, Granted	8,000,000	0
Number of Units, Vested		(2,000,000)
Number of Units, Unvested, Ending balance		0
Number of Units, Expected to vest thereafter		0
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance		$ 1.36
Weighted-Average Grant-Date Fair Value, Vested		$ 1.36

Share-Based Compensation (Share-based Compensation to Senior Management and Certain Key Employees before Initial Public Offering) (Details) (USD $)	1 Months Ended			1 Months Ended		12 Months Ended
	Apr. 30, 2008 Restricted Shares [Member] Executive officers other than CEO [Member]	Feb. 29, 2008 Restricted Shares [Member] Executive officers other than CEO [Member]	Mar. 13, 2009 Restricted Shares [Member] Executive officers other than CEO [Member]	Apr. 30, 2008 Restricted Stock Units [Member] Certain key employees [Member]	Feb. 29, 2008 Restricted Stock Units [Member] Certain key employees [Member]	Dec. 31, 2012 Class B Restricted Share Units [Member]	Dec. 31, 2011 Class B Restricted Share Units [Member]	Dec. 31, 2010 Class B Restricted Share Units [Member]	Mar. 13, 2009 Class B Restricted Share Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares granted	1,800,000			940,000		0
Vesting period		4 years			4 years
Exchange of shares			1,800,000
Number of shares granted									2,740,000
Shares not settled						405,000
Share-based compensation expense						$ 31,000	$ 400,000	$ 900,000
Unrecognized compensation expenses						0
Fair value of equity shares, vested in period						$ 8,400,000	$ 13,100,000	$ 11,200,000

Share-Based Compensation (Share-based Compensation to Senior Management and Certain Key Employees before Initial Public Offering, Restricted Share Units Activity) (Details) (Class B Restricted Share Units [Member], USD $)
12 Months Ended
Dec. 31, 2012
Class B Restricted Share Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	635,000
Number of Units, Granted	0
Number of Units, Vested	(635,000) [1]
Number of Units, Forfeited	0
Number of Units, Unvested, Ending balance	0
Number of Units, Expected to vest thereafter	0
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 1.98
Weighted-Average Grant-Date Fair Value, Vested	$ 1.98 [1]

[1]	including 405,000 shares not settled as of December 31, 2012.

Share-Based Compensation (Share-based Compensation to Other Employees) (Details) (ClassA Restricted Share Units to Other Employees before Changyou's Initial Public Offering [Member], USD $)	0 Months Ended	12 Months Ended
	Feb. 17, 2009	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ClassA Restricted Share Units to Other Employees before Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares granted	456,000
Vesting period	4 years
Share-based compensation expense		$ 300,000	$ 600,000	$ 1,000,000
Unrecognized compensation expenses		57,000
Fair value of equity shares, vested in period		$ 1,200,000	$ 1,600,000	$ 1,700,000

Share-Based Compensation (Share-based Compensation to Other Employees, Restricted Share Units Activity) (Details) (ClassA Restricted Share Units to Other Employees before Changyou's Initial Public Offering [Member], USD $)
12 Months Ended
Dec. 31, 2012
ClassA Restricted Share Units to Other Employees before Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	169,000
Number of Units, Granted	0
Number of Units, Vested	(85,000)
Number of Units, Forfeited	(3,000)
Number of Units, Unvested, Ending balance	81,000
Number of Units, Expected to vest thereafter	73,000
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 8
Weighted-Average Grant-Date Fair Value, Vested	$ 8
Weighted-Average Grant-Date Fair Value, Forfeited	$ 8
Weighted-Average Grant-Date Fair Value, Unvested, Ending balance	$ 8
Weighted-Average Grant-Date Fair Value, Expected to vest thereafter	$ 8

Share-Based Compensation (Share-based Compensation to Senior Management and Changyou Employees after Initial Public Offering) (Details) (ClassA Restricted Share Units to Executive Officers (Other than Chief Executive Officer) and Certain Key Employees after Changyou's Initial Public Offering [Member], USD $)
	12 Months Ended			0 Months Ended	12 Months Ended
	Dec. 31, 2012 years	Dec. 31, 2011	Dec. 31, 2010	Apr. 21, 2009 Executive officers other than CEO [Member]	Dec. 31, 2012 Certain key employees [Member]	Dec. 31, 2011 Certain key employees [Member]	Dec. 31, 2010 Certain key employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares granted				1,200,000	10,000	252,200	27,000
Vesting period				4 years	4 years	4 years	4 years
Share-based compensation expense	$ 2,800,000	$ 3,500,000	$ 5,300,000
Unrecognized compensation expenses	1,600,000
Weighted average period over which unrecognized compensation expected to be recognized (Years)	0.95
Fair value of equity shares, vested in period	$ 4,600,000	$ 6,100,000	$ 4,900,000

Share-Based Compensation (Share-based Compensation to Senior Management and Changyou Employees after Initial Public Offering, Restricted Share Units Activity) (Details) (ClassA Restricted Share Units to Executive Officers (Other than Chief Executive Officer) and Certain Key Employees after Changyou's Initial Public Offering [Member], USD $)
12 Months Ended
Dec. 31, 2012
ClassA Restricted Share Units to Executive Officers (Other than Chief Executive Officer) and Certain Key Employees after Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	865,000
Number of Units, Granted	10,000
Number of Units, Vested	(367,000)
Number of Units, Forfeited	(6,000)
Number of Units, Unvested, Ending balance	502,000
Number of Units, Expected to vest thereafter	481,000
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 12.99
Weighted-Average Grant-Date Fair Value, Granted	$ 12.11
Weighted-Average Grant-Date Fair Value, Vested	$ 12.77
Weighted-Average Grant-Date Fair Value, Forfeited	$ 17.78
Weighted-Average Grant-Date Fair Value, Unvested, Ending balance	$ 13.08
Weighted-Average Grant-Date Fair Value, Expected to vest thereafter	$ 13.04

Share-Based Compensation (Share Awards to Employees of the 17173 Business) (Details) (ClassA Restricted Share Units to Employees of 17173 Business after Changyou's Initial Public Offering [Member], Employees of 17173 Business [Member], USD $)
	0 Months Ended		12 Months Ended
	Jan. 29, 2011	Oct. 24, 2010	Dec. 31, 2012 years	Dec. 31, 2011	Dec. 31, 2010
ClassA Restricted Share Units to Employees of 17173 Business after Changyou's Initial Public Offering [Member] | Employees of 17173 Business [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares granted	20,000	40,000
Vesting period	4 years	4 years
Share-based compensation expense			$ 300,000	$ 500,000	$ 100,000
Unrecognized compensation expenses			209,000
Weighted average period over which unrecognized compensation expected to be recognized (Years)			0.88
Fair value of equity shares, vested in period			$ 200,000	$ 200,000	$ 0

Share-Based Compensation (Share Awards to Employees of the 17173 Business, Restricted Share Units Activity) (Details) (ClassA Restricted Share Units to Employees of 17173 Business after Changyou's Initial Public Offering [Member], USD $)
12 Months Ended
Dec. 31, 2012
ClassA Restricted Share Units to Employees of 17173 Business after Changyou's Initial Public Offering [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	50,000
Number of Units, Granted	0
Number of Units, Vested	(14,000)
Number of Units, Forfeited	(12,000)
Number of Units, Unvested, Ending balance	24,000
Number of Units, Expected to vest thereafter	24,000
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 17.67
Weighted-Average Grant-Date Fair Value, Vested	$ 17.71
Weighted-Average Grant-Date Fair Value, Forfeited	$ 17.47
Weighted-Average Grant-Date Fair Value, Unvested, Ending balance	$ 17.75
Weighted-Average Grant-Date Fair Value, Expected to vest thereafter	$ 17.75

Share-Based Compensation (7Road's 2012 Share Incentive Plan) (Details) (7Road 2012 Share Incentive Plan [Member], 7Road Cayman [Member], USD $)	0 Months Ended			12 Months Ended
	Nov. 02, 2012 Common Class A [Member]	Jul. 10, 2012 Common Class A [Member]	Jul. 18, 2012 Common Class A [Member] Certain key employees [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member] Certain key employees [Member]	Jul. 18, 2012 Restricted Stock Units (RSUs) [Member] Certain key employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares authorized for issuance	15,100,000	5,100,000
Percentage of outstanding shares on a fully-diluted basis	13.70%	5.10%
Aggregated issuance of ordinary shares			2,546,250
RSUs, forfeited				112,500
RSUs, settled or expired				0
Compensation expenses to be recognized				$ 2,700,000	$ 11,200,000
Share-based compensation expense				$ 0

Mezzanine Equity (Details) (USD $)	12 Months Ended					0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 21, 2012 7Road Cayman [Member]	Dec. 31, 2012 7Road [Member]	May 11, 2011 Shenzhen 7Road [Member]
Redeemable Noncontrolling Interest [Line Items]
Percentage of acquired equity interest						68.26%
Put option expiration year					2014
Percentage of outstanding shares surrendered by Chief Executive Officer				5.10%
Noncontrolling interest percentage				28.07%
Group's interest in 7Road Cayman				71.93%
Variance of mezzanine equity of Changyou caused by 7Road.com Limited's chief executive officer's surrender of shares	$ 6,837,000
Estimated redemption value of mezzanine equity	89,800,000
Accretion charge	$ 11,196,000	$ 2,558,000	$ 0

Taxation (Business Tax and Related Surcharges and VAT) (Details)	12 Months Ended			4 Months Ended	8 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Cinema advertising revenues [Member]	Dec. 31, 2011 Cinema advertising revenues [Member]	Dec. 31, 2012 Online advertising revenue [Member]	Aug. 31, 2012 Online advertising revenue [Member]	Dec. 31, 2012 Online advertising revenue [Member]	Dec. 31, 2012 MMOG operations revenues [Member]	Dec. 31, 2011 Intra group software sales revenues [Member]	Dec. 31, 2012 Web game revenues of 7Road [Member]	Dec. 31, 2011 Web game revenues of 7Road [Member]
Business Tax, Related Surcharges and VAT [Line Items]
Value added tax rate in Pilot Program		6.00%		6.00%
Business Tax Rate			5.00%		5.00%		5.00%
Business Tax Rate, surcharges			0.50%		0.50%		0.50%
VAT effective rate								3.00%	3.00%	3.00%
Value added tax rate									17.00%	17.00%
VAT rate, immediate tax refund rate									14.00%	14.00%
Related surcharge of web game revenue										0.40%
Surcharges, for culture construction		3.00%				3.00%
Surcharges for entities incorporated in Beijing	0.60%

Taxation (Income Tax) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			60 Months Ended		12 Months Ended	36 Months Ended	12 Months Ended	36 Months Ended	60 Months Ended	36 Months Ended	12 Months Ended	36 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012	Dec. 31, 2012 High and new technology enterprises [Member]	Dec. 31, 2012 AmazGame [Member]	Dec. 31, 2011 AmazGame [Member]	Dec. 31, 2012 Gamease [Member]	Dec. 31, 2011 Gamease [Member]	Dec. 31, 2012 Software enterprises [Member]	Dec. 31, 2013 Shenzhen 7Road [Member]	Dec. 31, 2012 Shanghai ICE [Member]	Dec. 31, 2014 Shanghai ICE [Member]	Dec. 31, 2016 Gamespace [Member]	Dec. 31, 2012 Guanyou Gamespace [Member]	Dec. 31, 2012 ICE Information [Member]	Dec. 31, 2012 7Road Technology [Member]
Income tax and tax rate [Line Items]
Effective Income Tax Rate in Hong Kong	16.50%	16.50%	16.50%
Statutory income tax rate	25.00%	25.00%	25.00%	25.00%
Preferential income tax rate					15.00%	15.00%	12.50%	15.00%	12.50%	12.50%	12.50%		12.50%	12.50%
Income tax exemption period										2 years		2 years			2 years	2 years	2 years
Tax rate reduction rate							50.00%		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
Preferential income tax rate period										3 years	3 years	3 years	3 years	3 years	3 years	3 years	3 years
Withholding tax rate on dividends, foreign invested enterprises to foreign holding companies				10.00%
Preferential withholding tax rate on dividends, foreign invested enterprises to Hong Kong holding companies				5.00%
Withholding tax rate on dividends, foreign invested enterprises to Hong Kong holding companies				10.00%
Deferred tax liabilities related to withholding tax	$ 11,878	$ 0		$ 11,878

Taxation (Composition of Income Tax Expense) (Current and Deferred Portions of Income Tax Expense) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
TAXATION [Abstract]
Loss from foreign entities	$ (17,283)	$ (13,211)	$ (17,949)
Income from PRC entities	378,284	304,805	242,622
Income before income tax expense	361,001	291,594	224,673
Current income tax expense	55,995	43,548	30,074
Deferred tax	9,718	(1,462)	(1,051)
Income tax expenses applicable to PRC entities	65,713	42,086	29,023
Foreign withholding tax expense	1,692	1,494	967
Income tax expense	$ 67,405	$ 43,580	$ 29,990

Taxation (Composition of Income Tax Expense) (Reconciliation between the Statutory CIT Rate and Group's Effective Tax Rate) (Details)	12 Months Ended			60 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012
TAXATION [Abstract]
Statutory CIT rate	25.00%	25.00%	25.00%	25.00%
Effect of tax holidays	(10.90%)	(16.10%)	(14.20%)
Effect of withholding taxes	3.70%	0.50%	0.40%
Changes in valuation allowance	2.60%	3.20%	2.20%
Other permanent book-tax differences	(1.70%)	2.30%	(0.10%)
Effective CIT rate	18.70%	14.90%	13.30%

Taxation (Composition of Income Tax Expense) (Effects of Income Tax Expense Exemption and Reduction) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
TAXATION [Abstract]
Tax holiday effect	$ 39,451	$ 46,910	$ 31,819
Basic earnings per share	$ 0.37	$ 0.45	$ 0.31

Taxation (Deferred Tax Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
TAXATION [Abstract]
Net operating loss from operations	$ 25,571	$ 15,516
Intangible assets	3,183	3,239
Accrued salary and benefits	4,538	3,670
Others	2,335	2,561
Total deferred tax assets	35,627	24,986
Less: Valuation allowance	(30,627)	(21,381)
Net deferred tax assets	5,000	3,605
Deferred tax liability
Related to acquired intangible assets	3,846	5,146
Withholding tax related to distribution of dividend	11,878	0
VAT refund	3,978	0
Net deferred tax liabilities	$ 19,702	$ 5,146

China Contribution Plan (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CHINA CONTRIBUTION PLAN [Abstract]
Annual contributions	$ 20.5	$ 14.4	$ 9.4

Statutory Reserves (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory Reserves [Line Items]
Portion of after-tax profit to be allocated to general reserve/ statutory surplus under PRC law	10.00%
Required general reserve/ statutory surplus ratio to de-force compulsory net profit allocation to general reserve	50.00%
General reserve fund/ statutory surplus fund	$ 0	$ 3,600,000	$ 0
China Foreign Investment Enterprises Laws [Member]
Statutory Reserves [Line Items]
Portion of after-tax profit to be allocated to general reserve/ statutory surplus under PRC law	10.00%
Required general reserve/ statutory surplus ratio to de-force compulsory net profit allocation to general reserve	50.00%
China Company Laws [Member]
Statutory Reserves [Line Items]
Portion of after-tax profit to be allocated to general reserve/ statutory surplus under PRC law	10.00%
Required general reserve/ statutory surplus ratio to de-force compulsory net profit allocation to general reserve	50.00%

Earnings Per Share (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Numerator:
Net income attributable to Changyou.com Limited	$ 282,400	$ 245,456	$ 194,683
Numerator for basic earnings per share	282,400	245,456	194,683
Numerator for diluted earnings per share	$ 282,400	$ 245,456	$ 194,683
Denominator:
Weighted average number of ordinary shares outstanding-basic	105,656	104,854	103,792
Incremental shares from treasury stock method - restricted shares units	1,136	1,746	2,447
Weighted average number of ordinary shares outstanding-diluted	106,792	106,600	106,239
Basic net income per share	$ 2.67	$ 2.34	$ 1.88
Diluted net income per share	$ 2.64	$ 2.3	$ 1.83

Segment Information (Segment Operating Information by Segment) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues:
Online game	$ 574,653		$ 435,512		$ 327,153
Online advertising	42,525		38,211		26,953
Others	6,251		10,853		0
Total revenues	623,429		484,576		354,106
Cost of revenues:
Online game	77,702
Online advertising	6,468
Other Cost of Operating Revenue	20,046		13,783		0
Segment cost of revenues			67,282		32,576
SBC in cost of revenues	306	[1]	230	[1]	430	[1]
Total cost of revenues	104,522		67,512		33,006
Gross profit	518,907		417,064		321,100
Operating expenses:
Product development	71,901		49,839		35,428
Sales and marketing	60,313		48,933		38,642
General and administrative	32,331		27,156		15,460
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	2,906		5,420		0
SBC in operating expenses	3,363	[1]	5,887	[1]	9,132	[1]
Total operating expenses	170,814		137,235		98,662
Operating profit	348,093		279,829		222,438
Interest income	15,882		11,933		4,194
Foreign currency exchange loss	(558)		(618)		(527)
Interest expense	(2,243)		(7)		(39)
Other (expense) income	(173)		457		(1,393)
Income before income tax expense	361,001		291,594		224,673
Income tax expense (credit)	67,405		43,580		29,990
Net income	293,596		248,014		194,683
Less: Net income attributable to the mezzanine classified non-controlling interest	11,196		2,558		0
Net income attributable to Changyou.com Limited	282,400		245,456		194,683
Online game [Member]
Revenues:
Online game	570,533
Online advertising	0
Others	0
Total revenues	570,533	[2]	435,512	[2]	327,153	[2]
Cost of revenues:
Online game	76,193
Online advertising	0
Other Cost of Operating Revenue	0
Segment cost of revenues			49,735		29,658
SBC in cost of revenues	239	[1]	102	[1]	194	[1]
Total cost of revenues	76,432		49,837		29,852
Gross profit	494,101		385,675		297,301
Operating expenses:
Product development	70,386		47,234		33,519
Sales and marketing	51,584		48,241		40,782
General and administrative	30,013		23,149		13,752
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	1,670		0
SBC in operating expenses	3,258	[1]	5,354	[1]	8,400	[1]
Total operating expenses	156,911		123,978		96,453
Operating profit	337,190		261,697		200,848
Interest income	15,855		11,916		4,194
Foreign currency exchange loss	(558)		(618)		(527)
Interest expense	(2,243)		(7)		(39)
Other (expense) income	(51)		267		(1,394)
Income before income tax expense	350,193		273,255		203,082
Income tax expense (credit)	67,748		40,965		28,178
Net income	282,445		232,290		174,904
Less: Net income attributable to the mezzanine classified non-controlling interest	11,196		2,558
Net income attributable to Changyou.com Limited	271,249		229,732
17173 Business [Member]
Revenues:
Online game	4,307
Online advertising	45,727
Others	0
Total revenues	50,034	[2]	44,981	[2]	31,552	[2]
Cost of revenues:
Online game	1,696
Online advertising	6,468
Other Cost of Operating Revenue	0
Segment cost of revenues			3,764		2,918
SBC in cost of revenues	67	[1]	128	[1]	236	[1]
Total cost of revenues	8,231		3,892		3,154
Gross profit	41,803		41,089		28,398
Operating expenses:
Product development	1,378		2,139		1,909
Sales and marketing	6,629		2,015		2,459
General and administrative	995		2,394		1,708
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	0		0
SBC in operating expenses	105	[1]	411	[1]	717	[1]
Total operating expenses	9,107		6,959		6,793
Operating profit	32,696		34,130		21,605
Interest income	11		0		0
Foreign currency exchange loss	0		0		0
Interest expense	0		0		0
Other (expense) income	0		2		1
Income before income tax expense	32,707		34,132		21,606
Income tax expense (credit)	0		2,732		1,812
Net income	32,707		31,400		19,794
Less: Net income attributable to the mezzanine classified non-controlling interest	0		0
Net income attributable to Changyou.com Limited	32,707		31,400
Others [Member]
Revenues:
Online game	0
Online advertising	0
Others	6,251
Total revenues	6,251	[2]	10,853	[2]	0	[2]
Cost of revenues:
Online game	0
Online advertising	0
Other Cost of Operating Revenue	20,046
Segment cost of revenues			13,783		0
SBC in cost of revenues	0	[1]	0	[1]	0	[1]
Total cost of revenues	20,046		13,783		0
Gross profit	(13,795)		(2,930)		0
Operating expenses:
Product development	137		466		0
Sales and marketing	5,302		5,447		0
General and administrative	1,323		1,613		0
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	1,236		5,420
SBC in operating expenses	0	[1]	0	[1]	0	[1]
Total operating expenses	7,998		12,946		0
Operating profit	(21,793)		(15,876)		0
Interest income	16		17		0
Foreign currency exchange loss	0		0		0
Interest expense	0		0		0
Other (expense) income	(122)		188		0
Income before income tax expense	(21,899)		(15,671)		0
Income tax expense (credit)	(343)		(117)		0
Net income	(21,556)		(15,554)		0
Less: Net income attributable to the mezzanine classified non-controlling interest	0		0
Net income attributable to Changyou.com Limited	(21,556)		(15,554)
Eliminations and adjustments [Member]
Revenues:
Online game	(187)
Online advertising	(3,202)
Others	0
Total revenues	(3,389)	[2]	(6,770)	[2]	(4,599)	[2]
Cost of revenues:
Online game	(187)
Online advertising	0
Other Cost of Operating Revenue	0
Segment cost of revenues			0		0
SBC in cost of revenues	0	[1]	0	[1]	0	[1]
Total cost of revenues	(187)		0		0
Gross profit	(3,202)		(6,770)		(4,599)
Operating expenses:
Product development	0		0		0
Sales and marketing	(3,202)		(6,770)		(4,599)
General and administrative	0		0		0
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	0		0
SBC in operating expenses	0	[1]	122	[1]	15	[1]
Total operating expenses	(3,202)		(6,648)		(4,584)
Operating profit	0		(122)		(15)
Interest income	0		0		0
Foreign currency exchange loss	0		0		0
Interest expense	0		0		0
Other (expense) income	0		0		0
Income before income tax expense	0		(122)		(15)
Income tax expense (credit)	0		0		0
Net income	0		(122)		(15)
Less: Net income attributable to the mezzanine classified non-controlling interest	0		0
Net income attributable to Changyou.com Limited	$ 0		$ (122)

[1]	"SBC" stands for share-based compensation expense.
[2]	The intercompany elimination for segment revenues mainly consists of sales and marketing services provided by the 17173 Business to the online game segment.

Segment Information (Segment Assets Information by Segment) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Segment Reporting Information [Line Items]
Cash and cash equivalents	$ 366,639		$ 330,411		$ 351,027	$ 226,950
Restricted time deposits	246,599
Accounts receivable, net	23,364		11,326
Fixed assets, net	64,828		68,394
Intangible assets, net	54,249		48,441
Goodwill	134,921		134,616
Total assets	1,114,513		753,073
Online game [Member]
Segment Reporting Information [Line Items]
Cash and cash equivalents	360,377		326,961
Restricted time deposits	246,599
Accounts receivable, net	14,558		7,744
Fixed assets, net	62,019		65,266
Intangible assets, net	29,575		36,508
Goodwill	116,992		116,731
Total assets	1,020,899	[1]	729,813	[1]
17173 Business [Member]
Segment Reporting Information [Line Items]
Cash and cash equivalents	2,449		0
Restricted time deposits	0
Accounts receivable, net	7,617		0
Fixed assets, net	2,253		2,737
Intangible assets, net	188		632
Goodwill	17,929		17,885
Total assets	44,480	[1]	21,788	[1]
Others [Member]
Segment Reporting Information [Line Items]
Cash and cash equivalents	3,813		3,450
Restricted time deposits	0
Accounts receivable, net	1,189		3,582
Fixed assets, net	556		391
Intangible assets, net	24,486		11,301
Goodwill	0		0
Total assets	5,602	[1]	18,803	[1]
Intercompany Eliminations [Member]
Segment Reporting Information [Line Items]
Cash and cash equivalents	0		0
Restricted time deposits	0
Accounts receivable, net	0		0
Fixed assets, net	0		0
Intangible assets, net	0		0
Goodwill	0		0
Total assets	$ 43,532	[1]	$ (17,331)	[1]

[1]	The intercompany elimination for segment assets mainly consists of an operating funds loan to and long term investment in the others.

Related Party Transactions (Major Related Parties and Their Relationships with Group) (Details)	12 Months Ended
Dec. 31, 2012
Sohu [Member]
Schedule of Major Related Parties and Their Relationships with Group [Line Items]
Relationship with Group	Under common control of Sohu.com
Zhou You [Member]
Schedule of Major Related Parties and Their Relationships with Group [Line Items]
Relationship with Group	An equity investee of the Company
Jin Dian [Member]
Schedule of Major Related Parties and Their Relationships with Group [Line Items]
Relationship with Group	A controlled company by a member of board

Related Party Transactions (Narrative) (Details) (USD $)	0 Months Ended				1 Months Ended	0 Months Ended		0 Months Ended
	Dec. 15, 2011 Sohu [Member]	Dec. 31, 2012 Shanghai Jingmao [Member]	Dec. 31, 2011 Shanghai Jingmao [Member]	Dec. 31, 2010 Shanghai Jingmao [Member]	Jan. 31, 2011 Shanghai Jingmao and its affiliate [Member]	Dec. 31, 2011 17173 Business [Member]	Dec. 15, 2011 17173 Business [Member]	Nov. 29, 2011 17173 Business [Member] Services and Advertising Agreements with Sohu [Member] Sohu [Member]	Nov. 29, 2011 17173 Business [Member] Services and Advertising Agreements with Sohu [Member] Virtual currency payment system services [Member] Sohu [Member]	Nov. 29, 2011 17173 Business [Member] Services and Advertising Agreements with Sohu [Member] All other relevant services and links and advertising space [Member] Sohu [Member]
Related Party Transaction [Line Items]
Fixed cash consideration						$ 162,500,000	$ 162,500,000
Net profit for the transition period						1,300,000
Term of agreement									25 years
Initial term of agreement										3 years
Aggregate fees of agreement								30,000,000
Subsequent term of agreement								22 years
Additional fees of agreement								5,000,000
Promissory note, amount	16,000,000
Promissory note, interest per annum	1.00%
Promissory note, repayment period	1 year
Shareholder loan		$ 0	$ 0	$ 4,983,000
Percentage of acquired equity interest					50.00%
Percentage of voting interest acquired					100.00%

Related Party Transactions (Summary of Significant Related Party Transaction) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Sales and marketing services	$ 60,639	$ 49,893	$ 39,211
Corporate expenses	33,514	29,684	19,558
Online advertising	6,535	3,892	3,154
Advertising slots expense	20,046	13,783	0
Royalty fees for a licensed game	73,755	52,238	39,893
17173 Business [Member]
Related Party Transaction [Line Items]
Purchase price, business acquisition		163,784
Sohu [Member]
Related Party Transaction [Line Items]
Sales and marketing services	14,026	6,002	7,459
Corporate expenses	27	1,483	1,486
Online advertising	50	37	22
Sohu [Member] | 17173 Business [Member]
Related Party Transaction [Line Items]
Purchase price, business acquisition	0	163,784	0
Jin Dian [Member]
Related Party Transaction [Line Items]
Advertising slots expense	1,552	763	0
Zhou You [Member]
Related Party Transaction [Line Items]
Royalty fees for a licensed game	$ 0	$ 0	$ 906

Related Party Transactions (Summary of Due to Related Parties) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Due from (to) Related Parties [Line Items]
Due to Sohu (2010, 2011 and 2012, mainly arising from expenses charged from Sohu for sales and marketing services)	$ 0	$ 4,962
Notes payable to Sohu	0	16,007
Sohu [Member]
Schedule of Due from (to) Related Parties [Line Items]
Due to Sohu (2010, 2011 and 2012, mainly arising from expenses charged from Sohu for sales and marketing services)	0	4,962	5,155
Notes payable to Sohu	0	16,007	0
Jin Dian [Member]
Schedule of Due from (to) Related Parties [Line Items]
Accounts payables to related parties	4,191	2,354	0
Zhou You [Member]
Schedule of Due from (to) Related Parties [Line Items]
Accounts payables to related parties	$ 322	$ 476	$ 453

Related Party Transactions (Summary of Due from Related Parties) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Due from (to) Related Parties [Line Items]
Due from Sohu (mainly arising from customer advances collected by Sohu on behalf of the Group)	$ 495	$ 0
Sohu [Member]
Schedule of Due from (to) Related Parties [Line Items]
Due from Sohu (mainly arising from customer advances collected by Sohu on behalf of the Group)	495	0	312
Short-term and Long-term prepayment to Sohu under Services and Advertising agreements	20,239	0	0
Shanghai Jingmao [Member]
Schedule of Due from (to) Related Parties [Line Items]
Shareholder loan	$ 0	$ 0	$ 4,983

Commitments and Contingencies (Schedule of Rental and Service Purchasing Commitments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Bandwidth leasing [Member]
Rental Commitments [Line Items]
2013	$ 5,255
2014	625
2015 and thereafter	30
Total minimum payments required	5,910
Office rental [Member]
Rental Commitments [Line Items]
2013	5,660
2014	2,151
2015 and thereafter	577
Total minimum payments required	8,388
Fees of games development service and in-progress games [Member]
Rental Commitments [Line Items]
2013	2,013
2014	2,293
2015 and thereafter	254
Total minimum payments required	4,560
Others [Member]
Rental Commitments [Line Items]
2013	843
2014	0
2015 and thereafter	0
Total minimum payments required	$ 843

Commitments and Contingencies (Schedule of Capital Commitments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Office building constructed by a third-party [Member]
Capital Commitments [Line Items]
2013	$ 32,527
2014	0
2015 and thereafter	0
Total minimum payments required	32,527
Others [Member]
Capital Commitments [Line Items]
2013	2,138
2014	145
2015 and thereafter	60
Total minimum payments required	$ 2,343

Commitments and Contingencies (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
COMMITMENTS AND CONTINGENCIES [Abstract]
Rental expenses	$ 23.1	$ 17.7	$ 8.4

Restricted Net Assets (Details)	12 Months Ended
Dec. 31, 2012
RESTRICTED NET ASSETS [Abstract]
Portion of after-tax profit to be allocated to statutory surplus under PRC law	10.00%
Required registered capital ratio to de-force compulsory net profit allocation to general reserve	50.00%

Additional Information - Condensed Financial Statements (Condensed Balance Sheet) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 366,639	$ 330,411	$ 351,027	$ 226,950
Prepaid and other current assets	29,045	11,610
Total current assets	587,403	370,907
Total assets	1,114,513	753,073
Liabilities and shareholders' equity
Short-term bank loans	113,000	0
Total current liabilities	297,958	155,496
Long-term bank loans	126,353	0
Total liabilities	444,818	180,958
Shareholders' equity
Additional paid-in capital	88,626	78,128
Statutory reserves	9,351	9,351
Retained earnings	470,717	391,584
Accumulated other comprehensive income	38,133	34,748
Total shareholders' equity	607,885	514,861	427,506	236,413
Total liabilities and shareholders' equity	1,114,513	753,073
Common Class A [Member]
Shareholders' equity
Ordinary shares	215	207
Common Class B [Member]
Shareholders' equity
Ordinary shares	843	843
Changyou.com Limited [Member]
Assets
Cash and cash equivalents	10,674	9,663	24,614	36,415
Prepaid and other current assets	19	52
Total current assets	10,693	9,715
Interests in subsidiaries and variable interest entities	809,956	505,628
Total assets	820,649	515,343
Liabilities and shareholders' equity
Short-term bank loans	113,000	0
Accrued liabilities	411	482
Total current liabilities	113,411	482
Long-term bank loans	99,353	0
Total liabilities	212,764	482
Shareholders' equity
Additional paid-in capital	88,626	78,128
Statutory reserves	9,351	9,351
Retained earnings	470,717	391,584
Accumulated other comprehensive income	38,133	34,748
Total shareholders' equity	607,885	514,861
Total liabilities and shareholders' equity	820,649	515,343
Changyou.com Limited [Member] | Common Class A [Member]
Shareholders' equity
Ordinary shares	215	207
Changyou.com Limited [Member] | Common Class B [Member]
Shareholders' equity
Ordinary shares	$ 843	$ 843

Additional Information - Condensed Financial Statements (Condensed Balance Sheet) (Parenthetical) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Apr. 07, 2009	Mar. 16, 2009	Dec. 31, 2008
Common Class A [Member]
Condensed Financial Statements, Captions [Line Items]
Ordinary shares, par value	$ 0.01
Ordinary shares, authorized	200,000,000			200,000,000	100,000,000
Ordinary shares, issued	21,494,000	20,733,000
Ordinary shares, outstanding	21,494,000	20,733,000	17,250,000
Common Class B [Member]
Condensed Financial Statements, Captions [Line Items]
Ordinary shares, par value	$ 0.01
Ordinary shares, authorized	97,740,000			97,740,000	9,774,000
Ordinary shares, issued	84,290,000	84,290,000
Ordinary shares, outstanding	84,290,000	84,290,000
Changyou.com Limited [Member] | Common Class A [Member]
Condensed Financial Statements, Captions [Line Items]
Ordinary shares, par value	$ 0.01
Ordinary shares, authorized	200,000,000
Ordinary shares, issued	21,494,000	20,733,000
Ordinary shares, outstanding	21,494,000	20,733,000
Changyou.com Limited [Member] | Common Class B [Member]
Condensed Financial Statements, Captions [Line Items]
Ordinary shares, par value	$ 0.01
Ordinary shares, authorized	97,740,000
Ordinary shares, issued	84,290,000	84,290,000
Ordinary shares, outstanding	84,290,000	84,290,000

Additional Information - Condensed Financial Statements (Condensed Statements of Comprehensive Income) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating expenses:
General and administrative	$ 33,514	$ 29,684	$ 19,558
Total operating expenses	170,814	137,235	98,662
Operating profit	348,093	279,829	222,438
Income before income tax expense	361,001	291,594	224,673
Net income	282,400	245,456	194,683
Other comprehensive income: Foreign currency translation adjustment	3,385	21,867	10,291
Comprehensive income	285,785	267,323	204,974
Changyou.com Limited [Member]
Operating expenses:
General and administrative	3,195	1,969	2,039
Total operating expenses	3,195	1,969	2,039
Operating profit	(3,195)	(1,969)	(2,039)
Share of profit of subsidiaries and variable interest entities	287,251	247,399	196,683
Interest income (expense), net	(1,656)	26	39
Income before income tax expense	282,400	245,456	194,683
Net income	282,400	245,456	194,683
Other comprehensive income: Foreign currency translation adjustment	3,385	21,867	10,291
Comprehensive income	$ 285,785	$ 267,323	$ 204,974

Additional Information - Condensed Financial Statements (Condensed Statements of Cash Flows) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net cash used in operating activities	$ 340,436	$ 276,602	$ 207,259
Cash flows from investing activities:
Shareholder loans to subsidiaries	0	0	(4,859)
Net cash used in investing activities	(314,696)	(316,649)	(87,708)
Cash flows from financing activities:
Proceeds of bridge loans from offshore banks	239,353	0	0
Dividend distributed to shareholders	(200,875)	0	0
Net cash (used in) provided by financing activities	8,739	0	(3,001)
Net increase (decrease) in cash and cash equivalents	36,228	(20,616)	124,077
Cash and cash equivalents, beginning of year	330,411	351,027	226,950
Cash and cash equivalents, end of year	366,639	330,411	351,027
Changyou.com Limited [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash used in operating activities	(4,893)	(1,937)	(1,861)
Cash flows from investing activities:
Shareholder loans to subsidiaries	(5,574)	(13,014)	(9,940)
Net cash used in investing activities	(5,574)	(13,014)	(9,940)
Cash flows from financing activities:
Proceeds of bridge loans from offshore banks	212,353	0	0
Dividend distributed to shareholders	(200,875)	0	0
Net cash (used in) provided by financing activities	11,478	0	0
Net increase (decrease) in cash and cash equivalents	1,011	(14,951)	(11,801)
Cash and cash equivalents, beginning of year	9,663	24,614	36,415
Cash and cash equivalents, end of year	$ 10,674	$ 9,663	$ 24,614